J.P. MORGAN MUTUAL FUND GROUP
JPMorgan Strategic Income Fund

J.P. MORGAN SERIES TRUST
JPMorgan Global 50 Fund

522 Fifth Avenue
New York, New York 10036

(each an "Acquired Fund" and, together, the "Acquired Funds")

Special Meeting of Shareholders to be held January 20, 2005

Dear Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in a JPMorgan Fund (referred to as "Your Fund," or an "Acquired Fund"). Your Fund's Board of Trustees called a special meeting of shareholders of Your Fund scheduled for Thursday, January 20, 2005, at the offices of J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036, at 9:00 a.m., Eastern time (the "Meeting").

The purpose of the Meeting is to seek shareholder approval for two fund reorganizations, which are among a series of initiatives that the Trustees of J.P. Morgan Mutual Fund Group and J.P. Morgan Series Trust have recently undertaken. These initiatives follow the July 1, 2004 merger of Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation ("BOIA"), One Group Dealer Services, Inc. (the "Distributor"), and One Group Administrative Services, Inc. ("OGA") (investment advisor, distributor and administrator, respectively, to the One Group® Mutual Funds), into JPMorgan Chase & Co., the corporate parent of J.P. Morgan Investment Management Inc. ("JPMIM") (which serves as investment adviser to Your Fund). JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds. As a consequence of the merger, on that date, BOIA, OGA and the Distributor became affiliates of both JPMIM and JPMorgan Chase Bank. BOIA and JPMIM, however, will continue as separate advisory entities, for the forseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds, respectively.

While the reorganizations of Your Fund does not involve any of the One Group Mutual Funds, it is nevertheless part of the overall integration of the fund complexes. Under separate cover, you will also be receiving a proxy statement seeking your approval for certain initiatives relating to, among other things, (i) the election of trustees, (ii) the approval of a proposed Plan of Reorganization and Redomiciliation pursuant to which Your Fund will redomicile into a newly formed Delaware statutory trust in the event that the reorganization initiative for Your Fund contained in these materials is not approved by shareholders, and (iii) changing a fundamental investment restriction for certain of the JPMorgan Funds. It is important that you vote on both proxies.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of the One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping and duplicative product offerings. Although the reorganizations described in the enclosed materials do not involve any of the One Group Mutual Funds or BOIA, these reorganizations are part of the overall integration. At a meeting held in August 2004, JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve these goals.

On August 19, 2004, the Boards of Trustees of the JPMorgan Funds, and on August 12, 2004, the Board of Trustees of One Group Funds, each approved a series of initiatives that are designed to: (1) integrate the operations of the two fund complexes; (2) streamline the operations and product offerings of the two fund complexes; and (3) take advantage of potential economies of scale that may result. The integration of the two fund complexes will include, among other things: (1) electing a single board of trustees and appointing common senior officers; (2) adopting a common fee structure; (3) eliminating overlapping or duplicative funds; (4) redomiciling to a single jurisdiction and single form of declaration of trust; (5) proposing certain changes to fundamental investment restrictions and policies of some of the JPMorgan Funds and all of the One Group Funds; (6) engaging a common set of service providers; and (7) conforming redemption fee practices. These initiatives are being implemented in a series of steps, the majority of which are expected to be effective February 19, 2005. BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of the One Group Mutual Funds and the JPMorgan Funds, as needed, in order to ensure that for the Acquired Funds, the net expense level for the funds following the mergers is at least as low as the net expense level currently in effect, if not lower (with exceptions that are not part of the transactions described in this letter and accompanying materials) as a result of the common pricing structure, regardless of whether the Reorganization is approved. These contractual fee waivers and/or reimbursements will stay in effect for at least one year from February 19, 2005.

While not all do, a number of critical steps to implement these initiatives require shareholder approval. The attached Proxy Statement/Prospectus seeks your approval of the following proposal that will be considered at the Meeting:

1.  To approve or disapprove a proposed Agreement and Plan of Reorganization for Your Fund, pursuant to which Your Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund listed opposite Your Fund's name in the following chart in exchange for shares of the corresponding fund (each a "Reorganization" and, collectively, the "Reorganizations"):

Acquired Fund	Acquiring Fund

JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund

JPMorgan Global 50 Fund	JPMorgan Fleming International Opportunities Fund

  Effective February 19, 2004, the JPMorgan Fleming International Opportunities Fund will be renamed the JPMorgan International Opportunities Fund.

  If the Reorganization pertaining to Your Fund is approved by shareholders, you will become a shareholder of the corresponding Acquiring Fund on the date the Reorganization occurs. No sales charges or redemption fees will be imposed as a result of the Reorganization. The Reorganizations are intended to be tax-free reorganizations for Federal income tax purposes; and

2.  To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

After careful consideration, the Board of Trustees of the J.P. Morgan Mutual Fund Group and the Board of Trustees of the J.P. Morgan Series Trust recommend that the shareholders of the Acquired Funds vote "FOR" the proposal.

A Proxy Statement/Prospectus that describes the Reorganizations is enclosed. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. It is important that your vote be received by and no later than the time of the Meeting on January 20, 2005. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions, before you vote, please call (800) 762-8415. We will get you the answers that you need promptly.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:

(1	) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1	) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2	) Call the 1-800 number that appears on your Proxy card.	(2	) Go to the website that appears on your proxy card.

(3	) Enter the control number set forth on the proxy card and follow the instructions.	(3	) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided pre-addressed return envelopes for each, which require no postage if mailed in the United States.

Sincerely,

George C.W. Gatch
President
J.P. Morgan Mutual Fund Group,
J.P. Morgan Series Trust

J.P. MORGAN MUTUAL FUND GROUP
JPMorgan Strategic Income Fund

J.P. MORGAN SERIES TRUST
JPMorgan Global 50 Fund

522 Fifth Avenue
New York, New York 10036

(each an "Acquired Fund" and, together, the "Acquired Funds")

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS
To Be Held on January 20, 2005

To the Shareholders of the Acquired Funds:

NOTICE IS HEREBY GIVEN that a combined Special Meeting of Shareholders of the JPMorgan Strategic Income Fund and JPMorgan Global 50 Fund will be held at the offices of J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036, on Thursday, January 20, 2005 at 9:00 a.m., Eastern time ("Meeting"), for the following purpose:

(1)  To approve or disapprove Agreements and Plans of Reorganization (each a "Reorganization Agreement"), each providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of an Acquired Fund in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart (each a "Reorganization" and, collectively, the "Reorganizations"), and (ii) the subsequent liquidation of the Acquired Fund; and

Acquired Fund	Acquiring Fund
JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund

JPMorgan Global 50 Fund	JPMorgan Fleming International Opportunities Fund

  Effective February 19, 2004, the JPMorgan Fleming International Opportunities Fund will be renamed the JPMorgan International Opportunities Fund.

(2)  To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Trustees of J.P. Morgan Mutual Fund Group and the Board of Trustees of J.P. Morgan Series Trust have fixed the close of business on October 27, 2004 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO FOLLOW THE INSTRUCTIONS ON THE PROXY CARD IN ORDER TO VOTE BY TELEPHONE OR INTERNET AS SOON AS POSSIBLE.

By Order of the Boards of Trustees of the J.P. Morgan Mutual Fund Group and J.P. Morgan Series Trust

Wayne H. Chan
Secretary

November 10, 2004

PROXY STATEMENT/PROSPECTUS

October 30, 2004

PROXY STATEMENT FOR:

J.P. MORGAN MUTUAL FUND GROUP
JPMorgan Strategic Income Fund

J.P. MORGAN SERIES TRUST
JPMorgan Global 50 Fund

522 Fifth Avenue
New York, New York 10036

(each an "Acquired Fund" and, together, the "Acquired Funds")

PROSPECTUS FOR:

J.P. MORGAN INSTITUTIONAL FUNDS
JPMorgan Global Strategic Income Fund
JPMorgan Fleming International Opportunities Fund

(each an "Acquiring Fund") and, together, the "Acquiring Funds"

522 Fifth Avenue
New York, New York 10036

This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Trustees of the J.P. Morgan Mutual Fund Group and the Board of Trustees of the J.P. Morgan Series Trust (each a "Board" and, together, the "Boards") for a combined Special Meeting of Shareholders of the JPMorgan Strategic Income Fund and JPMorgan Global 50 Fund. The combined Special Meeting will be held on Thursday, January 20, 2005 at 9:00 a.m., Eastern time, at the offices of J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036 (the "Meeting").

At the Meetings, shareholders of the Acquired Funds will be asked to consider and act upon the following proposal:

(1)  To approve or disapprove Agreements and Plans of Reorganization (each a "Reorganization Agreement"), each providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of an Acquired Fund in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart (each a "Reorganization" and collectively, the "Reorganizations"), and (ii) the subsequent liquidation of the Acquired Fund; and

Acquired Fund	Acquiring Fund
JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund

JPMorgan Global 50 Fund	JPMorgan Fleming International Opportunities Fund

  Effective February 19, 2004, the JPMorgan Fleming International Opportunities Fund will be renamed the JPMorgan International Opportunities Fund.

(2)  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Each Reorganization Agreement contemplates the transfer of all of the assets and the assumption of all of the liabilities of an Acquired Fund in exchange for shares of its corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of its corresponding Acquired Fund. Each Acquired Fund would then distribute to its shareholders the portion of the shares of the corresponding Acquiring Fund portfolio to which each such shareholder is entitled. This would result in the liquidation of the Acquired Fund.

Under each proposed Reorganization Agreement, each shareholder of an Acquired Fund would be entitled to receive shares of the corresponding Acquiring Fund portfolio having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder, as of the close of business

i

on the business day of the closing of the Reorganization. You are being asked to approve a Reorganization Agreement for your Acquired Fund pursuant to which a Reorganization transaction would be accomplished. Because shareholders of the Acquired Funds are being asked to approve a transaction that will result in their holding shares of the Acquiring Funds, this Proxy Statement also serves as a Prospectus for the Acquiring Funds.

The Acquiring Funds will each offer four classes of shares: A, B, Select and Institutional. In addition, the JPMorgan Global Strategic Income Fund will also offer Class C and Class M shares.

If a Reorganization Agreement is approved by shareholders of an Acquired Fund, holders of Class A shares of the Acquired Fund will receive Class A shares of the corresponding Acquiring Fund and no sales charge will be imposed on the Class A shares of the corresponding Acquiring Fund received by shareholders of the Acquired Fund. Holders of Class B and Class C shares of an Acquired Fund will receive Class B and Class C shares, respectively, of the corresponding Acquiring Fund. The holding period used to determine the applicable contingent deferred sales charge ("CDSC") on Class B and Class C shares (and for holding periods applicable to certain purchases of Class A shares of the Acquired Fund), as well as to determine the date of conversion of Class B shares to Class A shares, will be calculated based on the date the holders acquired their shares of the corresponding Acquired Fund. Holders of Institutional Class shares, Select Class shares and Class M shares of an Acquired Fund will receive Institutional Class shares, Select Class shares, and Class M shares, respectively, of the Acquiring Fund. No redemption fee will be imposed as a result of the Reorganizations. Not all funds offer all classes of shares and certain classes of shares of the Acquiring Funds will be newly-created.

The Reorganizations are being structured as Federal tax-free reorganizations. See "INFORMATION ABOUT THE REORGANIZATIONS-Federal Income Tax Consequences." Shareholders should consult their tax advisors to determine the actual impact of a Reorganization in light of their individual tax circumstances.

The Acquired Funds are each a series of an open-end management investment company. The investment objectives and primary investment strategies of each of the Acquired Funds are similar to those of its corresponding Acquiring Fund. There are, however, certain differences in investment policies, which are described under "COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS" in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Acquiring Funds that a prospective investor should know before investing. A Statement of Additional Information ("SAI") dated October 30, 2004 relating to this Proxy Statement/Prospectus and the Reorganizations is incorporated by reference into this Proxy Statement/Prospectus. You may receive a copy of the SAI relating to this Proxy Statement/Prospectus without charge by contacting JPMorgan Funds at (800) 348-4782, or by writing to the JPMorgan Funds at 522 Fifth Avenue, New York, New York 10036.

For more information regarding JPMorgan Global Strategic Income Fund and JPMorgan Strategic Income Fund, see the prospectuses and SAI for each of the Funds dated December 29, 2003, and the prospectus and SAI for Classes B, C and M shares of the JPMorgan Global Strategic Income Fund filed with the SEC on October 29, 2004 and for more information regarding JPMorgan Global 50 Fund and JPMorgan Fleming International Opportunities Fund, see the prospectuses and SAI for each of the Funds dated March 1, 2004. Each prospectus and SAI for JPMorgan Strategic Income Fund and JPMorgan Global 50 Fund is incorporated herein by reference. The annual reports dated August 31, 2003 for JPMorgan Strategic Income Fund and October 31, 2003 for JPMorgan Global 50 Fund and the semi-annual reports dated February 29, 2004 and April 30, 2004 highlight certain important information such as investment results and have been filed with the SEC are incorporated herein by reference. The annual reports dated August 31, 2003 for JPMorgan Global Strategic Income Fund and October 31, 2003 for JPMorgan Fleming International Opportunities Fund and semi-annual reports dated February 29, 2004, and April 30, 2004, respectively, which highlight certain important information such as investment results and financial information have been filed with the SEC. You may receive a copy of the prospectuses, SAI, annual reports and semi-annual reports without charge by contacting the JPMorgan Funds at (800) 348-4782 or writing to the JPMorgan Funds at 522 Fifth Avenue, New York, New York 10036.

In addition, you can copy and review any of the above-referenced documents at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about each of the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington D.C. 20549-0102.

ii

Accompanying this Proxy Statement/Prospectus as Appendix A is a copy of the form of Reorganization Agreement pertaining to each transaction.

AN INVESTMENT IN THE ACQUIRED FUNDS IS NOT A DEPOSIT OF JPMORGAN CHASE & CO. OR ANY OF ITS AFFILIATES OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

PROPOSAL NO. 1

APPROVAL OF THE AGREEMENTS AND PLANS OF REORGANIZATION

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATIONS

Q.  How will a Reorganization affect me?

A.  Under the terms of each Reorganization, the assets of an Acquired Fund will be combined with those of the corresponding Acquiring Fund and you will become a shareholder of the Acquiring Fund. Following the Reorganization, you will receive shares of the corresponding Acquiring Fund that are equal in aggregate net asset value to the shares of the Acquired Fund that you held immediately prior to the closing of the Reorganization. Shareholders of Classes A, B, C, M, and Select Class shares of the Acquired Funds, will receive Classes A, B, C, M and Select Class shares, respectively, of the corresponding Acquiring Funds. Not all funds offer all classes of shares. The Acquired Funds and Acquiring Funds described in this Proxy Statement/Prospectus are all part of the JPMorgan mutual fund complex (the "JPMorgan Funds").

Q.  Why is each Reorganization being recommended?

A.  On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation ("BOIA"), One Group Dealer Services, Inc. (the "Distributor"), and One Group Administrative Services, Inc. ("OGA") merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment advisor, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date, BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. ("JPMIM") and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds. While the Reorganizations described in this Proxy Statement/Prospectus do not involve any of the One Group Mutual Funds or BOIA, the Reorganizations are, nevertheless, part of the overall integration.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds ("One Group Funds") and JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. JPMIM and BOIA, however, will continue as separate investment advisory entities for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds, respectively.

Each Acquired Fund and corresponding Acquiring Fund have similar investment objectives and policies, as described in detail below. The Reorganizations will result in combining the assets of the Acquired Funds and the Acquiring Funds and consolidating their operations.

Also see below for a discussion regarding any impact on the fees that you will pay.

Q.  How will the Reorganizations affect the fees to be paid by the Acquired Funds, and how do they compare to the fees payable by the Acquiring Funds?

A.  The Reorganizations by themselves will not affect the contractual fees to be paid by the Acquired Funds or the Acquiring Funds. However, other components of the integration efforts approved by the Boards of the JPMorgan Funds in August 2004 will result in changes to the fees for the JPMorgan Funds, regardless of whether the Reorganizations are approved.

On August 19, 2004, the Boards of Trustees of the JPMorgan Funds and on August 12, 2004 the Board of Trustees at the One Group Funds each approved a series of proposals designed to facilitate the integration of the One Group Funds with the JPMorgan Funds into a single fund family in which all of the funds have a common pricing structure. As a result of this change, investment advisory fees between the two complexes were standardized, a common asset-based complex-wide administration fee schedule was adopted to apply to the newly-expanded fund complex, shareholder servicing fees were standardized by class and a common commission and CDSC schedule was adopted. In some instances, total gross contractual fees increased whereas, in others, total gross contractual fees decreased.

The investment adviser, the Distributor and OGA have, however, contractually agreed to waive fees or reduce fees or reimburse expenses of each JPMorgan Fund for at least one year following the Reorganizations in an amount that would ensure that the lowest net expense rate for each class is maintained.

Pro forma and expense information is included for your reference in this Proxy Statement/Prospectus.

Q.  Will I have to pay any sales load, commission, redemption fee, or other transactional fee in connection with a Reorganization?

A.  No. The full value of your shares of the Acquired Funds will be exchanged for shares of the indicated class of the corresponding Acquiring Funds without any sales load, commission, redemption fee, or other transactional fee being imposed. JPMIM and BOIA will bear all of the expenses of both Funds in connection with each Reorganization, except for brokerage fees and brokerage expenses associated with each Reorganization which will be borne by the Funds.

Q.  Who will serve as investment adviser to the Acquiring Funds?

A.  JPMIM will continue to serve as investment adviser to the Acquiring Funds.

Q.  Will I have to pay any Federal income taxes as a result of a Reorganization?

A.  Each transaction is intended to qualify as a tax-free reorganization for Federal income tax purposes. Assuming a Reorganization qualifies for such treatment, shareholders will not recognize taxable gain or loss for Federal income tax purposes as a result of the Reorganization. As a condition to the closing of each Reorganization, each Acquired Fund will receive an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of legal counsel are not binding on the Internal Revenue Service or the courts.

Q.  What happens if a Reorganization Agreement is not approved?

A.  While you are being asked to consider a Reorganization, shareholders of each of the Acquiring Funds are simultaneously being asked to consider, among other things, (i) the reorganization and redomiciliation of the Acquiring Funds as series of JPMorgan Trust I, a newly-created Delaware statutory trust, and (ii) changes to a fundamental investment restriction of the JPMorgan Funds. If shareholders of an Acquiring Fund approve the reorganization and redomiciliation, and shareholders of the corresponding Acquired Fund approve the respective Reorganization, immediately following the closing of the Reorganization, the Acquiring Fund will be reorganized and redomiciled as a series of JPMorgan Trust I. Thus, if shareholders in your fund approve this series of transactions, you will become a shareholder of a series of JPMorgan Trust I following the Reorganization. If, on the other hand, shareholders of an Acquired Fund approve a Reorganization, but shareholders of the corresponding Acquiring Fund do not approve a reorganization and redomiciliation of their individual funds, following the Reorganization the Acquiring Funds will remain series of either J.P. Morgan Mutual Fund Group or J.P. Morgan Series Trust, as applicable, and not of JPMorgan Trust I. The reorganization and redomiciliation are described further below.

If a Reorganization Agreement is not approved by shareholders of an Acquired Fund, then you will remain a shareholder of the current series of your existing investment company. You will, however, become a shareholder of a newly formed Delaware statutory trust, if the separate Plan of Reorganization and Redomiciliation of your Fund, contained in the separate proxy, is approved. You will remain a shareholder in your Fund as a series of its current investment company if neither a Reorganization Agreement nor the Plan of Reorganization is approved. Regardless of whether either reorganization is approved, the new pricing structure will be adopted.

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and each Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganizations

At a combined meeting on August 19, 2004, the Boards of Trustees of J.P. Morgan Mutual Fund Group and J.P. Morgan Series Trust (each a "Board" and, collectively, the "Boards") each approved the Reorganization Agreements. Subject to the approval of the shareholders of the Acquired Funds, the Reorganization Agreements provide for:

•  the transfer of all of the assets and assumption of all of the liabilities of an Acquired Fund in exchange for shares of the corresponding investment portfolio of the Acquiring Fund opposite its name in the following chart having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Funds held by that shareholder; and

Acquired Fund	Acquiring Fund
JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund

JPMorgan Global 50 Fund	JPMorgan Fleming International Opportunities Fund*

•  the complete liquidation of the Acquired Funds.

*  Effective February 19, 2004, the JPMorgan Fleming International Opportunities Fund will be renamed the JPMorgan International Opportunities Fund.

The Reorganizations are scheduled to be effective after the close of business on February 18, 2005, or on a later date as the parties may agree ("Closing Date"). As a result of a Reorganization, each shareholder of the Acquired Funds will become the owner of the number of full and fractional shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Acquired Fund shares as of the close of business on the Closing Date.

As applicable, shareholders of Class A shares, Class B shares and Class C shares of the Acquired Funds will receive Class A, Class B, and Class C shares, respectively, of the corresponding Acquiring Fund. Shareholders of Select Class shares and Class M shares of the Acquired Funds will receive Select Class shares and Class M shares, respectively, of the corresponding Acquiring Fund. See "INFORMATION ABOUT THE REORGANIZATIONS" below. For more information about the characteristics of the classes of shares offered by the Funds see "COMPARISON OF SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS" below as well as "How to Do Business with the Funds" in Appendix B.

For the reasons set forth below under "INFORMATION ABOUT THE REORGANIZATIONS-Reasons for the Reorganizations and Board Considerations," the Board of Trustees of J.P. Morgan Mutual Fund Group and the Board of Trustees of J.P. Morgan Series Trust, including all of the trustees not deemed to be "interested persons" of the Acquired Funds pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), each have concluded that each Reorganization would be in the best interests of each of the Acquired Funds and that the interests of existing shareholders of the Acquired Funds would not be diluted as a result of a Reorganization and, therefore, have submitted the respective Reorganization Agreements for approval to the shareholders of the Acquired Funds. The Boards of the J.P. Morgan Mutual Fund Group and J.P. Morgan Series Trust recommend that Acquired Funds shareholders vote "FOR" the proposed Reorganization Agreements effecting the Reorganizations. The Board of Trustees of J.P. Morgan Institutional Funds has also approved the Reorganizations on behalf of the corresponding Acquiring Funds.

For each of the Acquired Funds, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as applicable, which is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Funds are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Funds. See "VOTING INFORMATION" below.

Prior to completion of each Reorganization, each Acquired Fund will have received from Dechert LLP an opinion of legal counsel to the effect that the respective Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Accordingly, no gain or loss will be recognized by the Acquired Funds or their shareholders as a result of any Reorganization, and the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder's Acquired Fund shares. At any time prior to the consummation of a Reorganization, a shareholder may redeem shares, likely resulting in a recognition of gain or loss to such shareholder for Federal income tax purposes. For more information about the Federal income tax consequences of the Reorganizations see "INFORMATION ABOUT THE REORGANIZATIONS-Federal Income Tax Consequences" below.

Effect of Proposed Reorganizations and Redomiciliation of the JPMorgan Funds

After carefully considering this and other proposals over the past several months, at a meeting held on August 19, 2004, the Boards of Trustees of J.P. Morgan Mutual Fund Group and J.P. Morgan Series Trust approved, with respect to each Acquiring Fund, a Plan of Reorganization and Redomiciliation Agreement (the "JPMorgan Redomiciliation Agreement") pursuant to which each Acquiring Fund would become a series of JPMorgan Trust I, a newly created Delaware statutory trust. If shareholders of the Acquiring Funds approve the JPMorgan Redomiciliation Agreement, all of the assets of the Acquiring Funds will be exchanged for shares of a corresponding series of JPMorgan Trust I representing the same aggregate net asset value. If shareholders approve the JPMorgan Redomiciliation Agreement, it is expected that the transfer would occur on or about February 18, 2005, immediately following the Reorganizations.

If shareholders of an Acquired Fund approve the Reorganization Agreement, and the shareholders of the corresponding Acquiring Fund approve the JPMorgan Redomiciliation Agreement, shareholders of the Acquired Fund will become shareholders of a separate series of JPMorgan Trust I on or about February 18, 2005, immediately after the closing of the Reorganization. On the other hand, if shareholders of an Acquired Fund approve a Reorganization Agreement, but the shareholders of the corresponding Acquiring Fund do not approve the reorganization and redomiciliation, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund upon the closing of the Reorganization and the Acquiring Fund will remain a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The proposed redomiciliation is intended to be a tax-free event for Federal income tax purposes. Unless otherwise specifically noted, the corresponding series of JPMorgan Trust I into which the Acquiring Funds redomicile will be substantially similar to the Acquiring Funds.

Please note that JPMorgan Trust I is a Delaware statutory trust, whereas J.P. Morgan Mutual Fund Group, J.P. Morgan Series Trust, and J.P. Morgan Institutional Funds are Massachusetts business trusts. If both the reorganization and redomicilation of the Acquiring Funds are approved and completed, you will become a shareholder of a series of JPMorgan Trust I. Certain differences among the trusts discussed in this Proxy Statement/Prospectus are highlighted in Appendix G.

Comparison of Investment Objectives and Primary Investment Strategies

This section will help you compare the investment objectives and primary strategies of the Acquired Funds and the Acquiring Funds. Please be aware this is only a brief discussion. A chart providing a side-by-side comparison of the Funds and their investment objectives, primary investment strategies and management can be found in Appendix C. Some of the policies of each Fund are "fundamental investment policies" and others are "non-fundamental investment policies." Fundamental investment policies may only be changed by a vote of a fund's shareholders, while a board of trustees generally has the ability to change non-fundamental policies without a shareholder vote. More information can be found in each Fund's prospectus.

  The JPMorgan Strategic Income Fund and the JPMorgan Global Strategic Income Fund

Investment Objectives of Each Fund

The investment objectives of the Funds are similar.

The investment objective of the JPMorgan Strategic Income Fund is to provide a high level of income. The investment objective of the JPMorgan Global Strategic Income Fund is to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers. While both Funds focus on providing income, the JPMorgan Global Strategic Income Fund focuses on high total return, a strategy that generally has an income and capital appreciation component. The investment objective of the JPMorgan Global Strategic Income Fund, but not that of the JPMorgan Strategic Income Fund, may be changed without shareholder approval.

Primary Investment Strategies of Each Fund

The primary investment strategies of the Funds are similar.

Both Funds invest primarily in a wide range of debt securities issued by both U.S. and foreign issuers. Other common investment strategies include investments in mortgage-related securities, derivatives, high-quality short-term money market instruments, and "dollar-rolls."

The JPMorgan Strategic Income Fund will normally invest between 25% to 40% in each of three categories: (i) investment grade securities, (ii) junk bonds, and (iii) securities issued by foreign governments and foreign companies. The Fund will not invest more than 30% of its net assets in "emerging market" securities.

In contrast, JPMorgan Global Strategic Income Fund must invest at least 40% of its total assets in securities that, at the time of purchase, are rated investment grade or better. The balance of the Fund's assets must be invested in securities rated "B or higher" at the time of purchase, except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lower rating categories. Under normal conditions, the JPMorgan Global Strategic Income Fund limits its investments in emerging market securities to 0% to 25% of the Fund's net assets.

The primary difference between the Funds is that the JPMorgan Global Strategic Income Fund generally follows a more structured allocation policy set in advance by the advisor (although the allocation policy may be modified from time-to-time).

  JPMorgan Global 50 Fund and JPMorgan Fleming International Opportunities Fund

Investment Objectives of Each Fund

The investment objectives of the Funds are similar.

The investment objective of the JPMorgan Global 50 Fund is to provide high total return from a concentrated portfolio of global equity securities. The JPMorgan Fleming International Opportunities Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. The investment objective of each Fund may be changed without shareholder approval.

Primary Investment Strategies of Each Fund

The primary investment strategies of the Funds are similar.

The JPMorgan Fleming International Opportunities Fund invests primarily in equity securities of companies of any market capitalization from developed countries other than the United States. Under normal circumstances, the JPMorgan Global 50 Fund invests in equity securities of primarily large- and mid-cap companies located in at least three countries, including the United Sates. The equity securities in which each Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The JPMorgan Fleming International Opportunities Fund also may invest in rights to buy common stocks. Other common investment strategies include investments in mortgage-related securities issued by governmental entities and private issuers and derivatives.

The JPMorgan Global 50 Fund invests in approximately 50 large and mid-sized companies located throughout the world. Under normal circumstances, the Fund invests in equity securities of companies in at least three countries, including the United States. The JPMorgan Fleming International Opportunities Fund invests primarily in securities of companies from developed countries other than the U.S. and, to a lesser extent, in companies from emerging market countries.

Comparison of Fees and Expenses

As noted earlier, the Reorganizations are but one part of a series of initiatives recommended by BOIA and JPMIM and approved by the Boards of the One Group Funds and the JPMorgan Funds. These initiatives are designed to: (1) integrate the operations of the two fund complexes; (2) streamline the operations and product offerings of the two fund complexes; and (3) take advantage of potential economies of scale that may result. The integration of the two fund complexes will include, among other things, adopting a common fee structure, eliminating overlapping or duplicative funds, redomiciling to a single jurisdiction and adopting a single form of declaration of trust, electing a single board of trustees and appointing common senior officers, proposing certain changes to fundamental investment restrictions and policies of some of the funds, engaging a common set of service providers and conforming redemption fee practices. With the exception of the administration fee, the components of the common fee structure are set forth separately in the Annual Fund Operating Expense tables below.

Effective February 19, 2005, the investment advisory fee for the JPMorgan Strategic Income Fund and JPMorgan Global 50 Fund will be reduced to 0.45% and 0.60%, respectively, regardless of whether the Reorganizations pertaining to these Funds are approved.

These initiatives are being implemented in a series of steps, the majority of which are expected to be effective February 19, 2005. Collectively, these initiatives may result in potential economies of scale. Further, JPMIM, BOIA, the Distributor and OGA have contractually agreed to waive fees or reduce fees or reimburse expenses for at least one year following the Reorganization in an amount that would result in a Total Net Annual Operating Expense level for each class of each Fund that is at least as low as the Total Net Annual Operating Expense level currently in effect, if not lower, for each Fund described in this Proxy Statement/Prospectus, regardless of whether the Reorganization is approved.

Because the various integration initiatives, including specifically the common fee structure, will be implemented effective February 19, 2005 (regardless of whether the Reorganization is approved by shareholders) the following tables (1) compare the estimated fees and expenses of each class of each Fund, as of February 19, 2005, giving effect to the implementation of all the integration initiatives, including the common fee structure, except the Reorganization, and (2) show the estimated fees and expenses for each class of the combined fund, on a pro forma basis, as if each Reorganization occurred on February 19, 2005.

The last footnote to each fee table presents each Fund's current operating expenses. In the context of the Reorganizations, this information is provided merely as a convenience to shareholders so that they may have a basis to compare a Fund's estimated operating expenses (as of February 19, 2005) with the Fund's current operating expenses. Shareholders should understand, however, that any such comparison is limited by the fact that the presentation of current operating expenses in this Proxy Statement/Prospectus does not include all disclosures relating to the waivers and/or expense reimbursements. That information can be found in each Fund's current prospectus.

  JPMorgan Strategic Income Fund and JPMorgan Global Strategic Income Fund

The Annual Fund Operating Expenses tables and Example tables shown below are both based on fees and expenses in effect for the period commencing February 19, 2005.

	JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund	Pro Forma JPMorgan Global Strategic Income Fund
	(Class A)	(Class A)	(Class A)
Class A Shares
SHAREHOLDER FEES (fees paid directly from your investment[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%[2]	4.50%[2]	4.50%[2]
Maximum Deferred Sales Charge (Load) (as a percentage of original offering price or redemption proceeds, as applicable)	None[3]	None[3]	None[3]
Redemption Fee	None	None	None
Exchange Fee	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)++
Investment Advisory Fees	0.45%	0.45%	0.45%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Shareholder Service Fees	0.25%	0.25%	0.25%
Other Expenses	1.64%	6.26%	0.71%
Total Annual Fund Operating Expenses	2.59%	7.21%	1.66%
Fee Waiver and/or Expense Reimbursement	(1.34)%[4]	(5.96)%[4]	(0.51)%[5]
Net Expenses	1.25%	1.25%	1.15%

1  If you buy or sell shares through a financial intermediary, you may be charged separate transaction fees by the financial intermediary. In addition, an annual $10.00 sub-minimum account fee may be applicable.

2  The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

3  Except for purchases of $1 million or more, please see the "Sales Charges" section in Appendix B ("How to Do Business with the Funds").

4  JPMIM, the Distributor and OGA have contractually agreed to waive or limit fees and/or reimburse expenses to limit total annual fund expenses (exclusive of interest, taxes, extraordinary expenses and expenses related to the JPMorgan Funds Board of Trustees' deferred compensation plan) to 1.25% for Class A shares from February 19, 2005 through December 31, 2006 and 2.25% through February 19, 2015.

5  JPMIM, the Distributor and OGA have contractually agreed to waive or limit fees and/or reimburse expenses to limit total annual fund expenses (exclusive of interest, taxes, extraordinary expenses and expenses related to the JPMorgan Funds Board of Trustees' deferred compensation plan) to 1.15% for Class A shares from February 19, 2005 through December 31, 2006.

++  Expenses above are adjusted to reflect the contractual fees in effect beginning February 19, 2005. Shown below are current annual fund operating expenses.

CURRENT ANNUAL FUND OPERATING EXPENSES	JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund
	(Class A)	(Class A)
Investment Advisory Fees	0.50%	0.45%
Distribution (12b-1) Fees	0.25%	0.25%
Shareholder Service Fees	0.25%	0.25%
Other Expenses	1.69%	6.31%
Total Annual Fund Operating Expenses	2.69%	7.26%
Fee Waiver and/or Expense Reimbursement	(1.44)%	(6.01)%
Net Expenses	1.25%	1.25%

	JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund	Pro Forma JPMorgan Global Strategic Income Fund
	(Class B)	(Class B)+	(Class B)
Class B Shares
SHAREHOLDER FEES (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original offering price or redemption proceeds, as applicable)	5.00%	5.00%	5.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)++
Investment Advisory Fees	0.45%	0.45%	0.45%
Distribution (12b-1) Fees	0.75%	0.75%	0.75%
Shareholder Service Fees	0.25%	0.25%	0.25%
Other Expenses	1.66%	0.71%	0.71%
Total Annual Fund Operating Expenses	3.11%	2.16%	2.16%
Fee Waiver and/or Expense Reimbursement	(1.36)%[2]	(0.51)%[3]	(0.51)%[3]
Net Expenses	1.75%	1.65%	1.65%

+  Class B is a newly created class of JPMorgan Global Strategic Income Fund. "Other Expenses" are based on estimates.

1  If you buy or sell shares through a financial intermediary, you may be charged separate transaction fees by the financial intermediary. In addition, an annual $10.00 sub-minimum account fee may be applicable.

2  JPMIM, the Distributor and OGA have contractually agreed to waive or limit fees and/or reimburse expenses to limit total annual fund expenses (exclusive of interest, taxes, extraordinary expenses and expenses related to the JPMorgan Funds Board of Trustees' deferred compensation plan) to 1.75% for Class B shares from February 19, 2005 through December 31, 2006 and 2.75% through February 19, 2015.

3  JPMIM, the Distributor and OGA have contractually agreed to waive or limit fees and/or reimburse expenses to limit total annual fund expenses (exclusive of interest, taxes, extraordinary expenses and expenses related to the JPMorgan Funds Board of Trustees' deferred compensation plan) to 1.65% for Class B shares from February 19, 2005 through December 31, 2006.

++  Expenses above are adjusted to reflect the contractual fees in effect beginning February 19, 2005. Shown below are current annual fund operating expenses.

CURRENT ANNUAL FUND OPERATING EXPENSES	JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund*
	(Class B)	(Class B)
Investment Advisory Fees	0.50%	N/A
Distribution (12b-1) Fees	0.75%	N/A
Shareholder Service Fees	0.25%	N/A
Other Expenses	1.71%	N/A
Total Annual Fund Operating Expenses	3.21%	N/A
Fee Waiver and/or Expense Reimbursement	(1.46)%	N/A
Net Expenses	1.75%	N/A

*  The inception of Class B shares of JPMorgan Global Strategic Income is expected to occur on or about February 18, 2005.

	JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund	Pro Forma JPMorgan Global Strategic Income Fund
	(Class C)	(Class C)+	(Class C)
Class C Shares
SHAREHOLDER FEES (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original offering price or redemption proceeds, as applicable)	1.00%	1.00%	1.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)++
Investment Advisory Fees	0.45%	0.45%	0.45%
Distribution (12b-1) Fees	0.75%	0.75%	0.75%
Shareholder Service Fees	0.25%	0.25%	0.25%
Other Expenses	1.65%	0.71%	0.71%
Total Annual Fund Operating Expenses	3.10%	2.16%	2.16%
Fee Waiver and/or Expense Reimbursement	(1.35)%[2]	(0.51)%[3]	(0.51)%[3]
Net Expenses	1.75%	1.65%	1.65%

+  Class C is a newly created class of JPMorgan Strategic Income Fund. "Other Expenses" are based on estimates.

1  If you buy or sell shares through a financial intermediary, you may be charged separate transaction fees by the financial intermediary. In addition, an annual $10.00 sub-minimum account fee may be applicable.

2  JPMIM, the Distributor and OGA have contractually agreed to waive or limit fees and/or reimburse expenses to limit total annual fund expenses (exclusive of interest, taxes, extraordinary expenses and expenses related to the JPMorgan Funds Board of Trustees' deferred compensation plan) to 1.75% for Class C shares from February 19, 2005 through December 31, 2006 and 2.75% through February 19, 2015.

3  JPMIM, the Distributor and OGA have contractually agreed to waive or limit fees and/or reimburse expenses to limit total annual fund expenses (exclusive of interest, taxes, extraordinary expenses and expenses related to the JPMorgan Funds Board of Trustees' deferred compensation plan) to 1.65% for Class C shares from February 19, 2005 through December 31, 2006.

++  Expenses above are adjusted to reflect the contractual fees in effect beginning February 19, 2005. Shown below are current annual fund operating expenses.

CURRENT ANNUAL FUND OPERATING EXPENSES	JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund*
	(Class C)	(Class C)
Investment Advisory Fees	0.50%	N/A
Distribution (12b-1) Fees	0.75%	N/A
Shareholder Service Fees	0.25%	N/A
Other Expenses	1.70%	N/A
Total Annual Fund Operating Expenses	3.20%	N/A
Fee Waiver and/or Expense Reimbursement	(1.45)%	N/A
Net Expenses	1.75%	N/A

*  The inception of Class C shares of JPMorgan Global Strategic Income Fund is expected to occur on or about February 18, 2005.

	JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund	Pro Forma JPMorgan Global Strategic Income Fund
	(Class M)	(Class M)+	(Class M)
Class M Shares
SHAREHOLDER FEES (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%[2]	3.00%[2]	3.00%[2]
Maximum Deferred Sales Charge (Load) (as a percentage of original offering price or redemption proceeds, as applicable)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)++
Investment Advisory Fees	0.45%	0.45%	0.45%
Distribution (12b-1) Fees	0.50%	0.50%	0.50%
Shareholder Service Fees	0.30%	0.30%	0.30%
Other Expenses	1.42%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.67%	1.96%	1.96%
Fee Waiver and/or Expense Reimbursement	(1.22)%[3]	(0.51)%[3]	(0.51)%[3]
Net Expenses	1.45%	1.45%	1.45%

+  Class M is a newly created class of JPMorgan Global Strategic Income Fund. "Other Expenses" are based on estimates.

1  If you buy or sell shares through a financial intermediary, you may be charged separate transaction fees by the financial intermediary. In addition, an annual $10.00 sub-minimum account fee may be applicable.

2  The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

3  JPMIM, the Distributor and OGA have contractually agreed to waive or limit fees and/or reimburse expenses (exclusive of interest, taxes, extraordinary expenses, and expenses related to the JPMorgan Fund, Board of Trustees' deferred compensation plan) to limit total annual fund expenses to 1.45% for Class M shares from February 19, 2005 through December 31, 2006.

++  Expenses above are adjusted to reflect the contractual fees in effect beginning February 19, 2005. Shown below are current annual fund operating expenses.

CURRENT ANNUAL FUND OPERATING EXPENSES	JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund*
	(Class M)	(Class M)
Investment Advisory Fees	0.50%	N/A
Distribution (12b-1 Fees)	0.50%	N/A
Shareholder Service Fees	0.30%	N/A
Other Expenses	1.47%	N/A
Total Annual Fund Operating Expenses	2.77%	N/A
Fee Waiver and/or Expense Reimbursement	(1.32)%	N/A
Net Expenses	1.45%	N/A

*  The inception of Class M shares of JPMorgan Global Strategic Income Fund is scheduled to occur on or about February 18, 2005.

Example

The following Example is intended to help you compare the cost of investing in the JPMorgan Strategic Income Fund, the JPMorgan Global Strategic Income Fund and the Combined Fund.

The Example assumes that you invest $10,000 in each Fund and in the Combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you redeem all of your shares at the end of each of the time periods shown. The Example also assumes:

•  5% return each year,

•  net expenses through the expiration of each Fund's and the Combined Fund's contractual caps, respectively, and total annual operating expense thereafter (except as otherwise noted), and

•  all dividends and distributions are reinvested.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares1

	1 Year	3 Years	5 Years	10 Years
JPMorgan Strategic Income Fund[2]	$572	$990	$1,547	$3,062
JPMorgan Global Strategic Income Fund[2,3]	$572	$949	$1,437	$2,778
Pro Forma: JPMorgan Global Strategic Income Fund[2]	$562	$861	$1,226	$2,250

  1  Assumes sales charge is deducted when shares are purchased.

  2  After fee waivers and/or expense reimbursements.

  3  Assumes net expenses of 1.25% through December 31, 2006 and 2.25% for the period thereafter.

Class B Shares Assuming You Sold Your Shares at the End of the Period1

	1 Year	3 Years	5 Years	10 Years
JPMorgan Strategic Income Fund[2,4]	$678	$975	$1,487	$2,916	[3]
JPMorgan Global Strategic Income Fund[2]	$668	$884	$1,272	$2,440	[3]
Pro Forma: JPMorgan Global Strategic Income Fund[2]	$668	$884	$1,272	$2,290	[3]

  1  Assumes applicable deferred sales charge is deducted when shares are sold.

  2  After fee waivers and/or expense reimbursements.

  3  Class B Shares automatically convert to Class A Shares after eight (8) years. Therefore the amount in the "10 Years" example for Class B Shares represents a combination of Class A and Class B operating expenses.

  4  Assumes net expenses of 1.75% through December 31, 2006 and 2.75% thereafter.

Class B Shares Assuming You Stayed in the Fund

	1 Year	3 Years	5 Years	10 Years
JPMorgan Strategic Income Fund[1,3]	$178	$675	$1,287	$2,916	[2]
JPMorgan Global Strategic Income Fund[1]	$168	$584	$1,072	$2,440	[2]
Pro Forma: JPMorgan Global Strategic Income Fund[1]	$168	$584	$1,072	$2,290	[2]

  1  After fee waivers and/or expense reimbursements.

  2  Class B Shares automatically convert to Class A Shares after eight (8) years. Therefore the amount in the "10 Years" example for Class B Shares represents a combination of Class A and Class B operating expenses.

  3  Assumes net expenses of 1.75% through December 31, 2006 and 2.75% thereafter.

Class C Shares Assuming You Sold Your Shares at the End of the Period1

	1 Year	3 Years	5 Years	10 Years
JPMorgan Strategic Income Fund[2,3]	$278	$675	$1,287	$2,942
JPMorgan Global Strategic Income Fund[2]	$268	$584	$1,072	$2,418
Pro Forma: JPMorgan Global Strategic Income Fund[2]	$268	$584	$1,072	$2,418

  1  Assumes applicable deferred sales charge is deducted when shares are sold.

  2  After fee waivers and/or expense reimbursements.

  3  Assumes net expenses of 1.75% through December 31, 2006 and 2.75% thereafter.

Class C Shares Assuming You Stayed in the Fund

	1 Year	3 Years	5 Years	10 Years
JPMorgan Strategic Income Fund[1,2]	$178	$675	$1,287	$2,942
JPMorgan Global Strategic Income Fund[1]	$168	$584	$1,072	$2,418
Pro Forma: JPMorgan Global Strategic Income Fund[1]	$168	$584	$1,072	$2,418

  1  After fee waivers and/or expense reimbursements.

  2  Assumes net expenses of 1.75% through December 31, 2006 and 2.75% thereafter.

Class M Shares1

	1 Year	3 Years	5 Years	10 Years
JPMorgan Strategic Income Fund[2]	$443	$893	$1,473	$3,047
JPMorgan Global Strategic Income Fund[2]	$443	$807	$1,240	$2,442
Pro Forma: JPMorgan Global Strategic Income Fund[2]	$443	$807	$1,240	$2,442

  1  Assumes applicable sales charge is deducted when shares are purchased.

  2  After fee waivers and/or expense reimbursements.

  JPMorgan Global 50 Fund and JPMorgan Fleming International Opportunities Fund

The Annual Fund Operating Expenses tables and Example tables shown below are both based on fees and expenses in effect for the period commencing February 19, 2005.

	JPMorgan Global 50 Fund	JPMorgan Fleming International Opportunities Fund	Pro Forma JPMorgan International Opportunities Fund
	(Class A)	(Class A)	(Class A)
Class A Shares
SHAREHOLDER FEES (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%[2]	5.25%[2]	5.25%[2]
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None[3]	None[3]	None[3]
Redemption Fees	None	None	None
Exchange Fees	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)++
Management Fee	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25%	0.25%	0.25%
Shareholder Service Fees	0.25%	0.25%	0.25%
Other Expenses	47.40%	1.24%	0.40%
Total Annual Fund Operating Expenses	48.50%	2.34%	1.50%
Fee Waiver and/or Expense Reimbursement	(46.75)%[4]	(0.44)%[5]	(0.08)%[6]
Net Expenses	1.75%	1.90%	1.42%

1  If you buy or sell shares through a financial intermediary, you may be charged separate transaction fees by the financial intermediary. In addition, an annual $10.00 sub-minimum account fee may be applicable.

2  The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

3  Except for purchases of $1 million or more, please see the "Sales Charges" section in Appendix B ("How to Do Business with the Funds").

4  JPMIM, the Distributor and OGA have contractually agreed to waive or limit fees and/or reimburse expenses to limit total annual fund expenses (exclusive of interest, taxes, extraordinary expenses and expenses related to the JPMorgan Funds Board of Trustees' deferred compensation plan) to 1.75% for Class A shares from February 19, 2005 through February 28, 2006 and 2.75% through February 19, 2015.

5  JPMIM, the Distributor and OGA have contractually agreed to waive or limit fees and/or reimburse expenses to limit total annual fund expenses (exclusive of interest, taxes, extraordinary expenses and expenses related to the JPMorgan Funds Board of Trustees' deferred compensation plan) to 1.90% for Class A shares from February 19, 2005 through February 28, 2006.

6  JPMIM, the Distributor and OGA have contractually agreed to waive or limit fees and/or reimburse expenses to limit total annual fund expenses (exclusive of interest, taxes, extraordinary expenses and expenses related to the JPMorgan Funds Board of Trustees' deferred compensation plan) to 1.42% for Class A shares from February 19, 2005 through February 28, 2006.

++  Expenses above are adjusted to reflect the contractual fees in effect beginning February 19, 2005. Shown below are current annual fund operating expenses.

CURRENT ANNUAL FUND OPERATING EXPENSES	JPMorgan Global 50 Fund	JPMorgan Fleming International Opportunities Fund
	(Class A)	(Class A)
Investment Advisory Fees	1.25%	0.60%
Distribution (12b-1) Fees	0.25%	0.25%
Shareholder Service Fees	0.25%	0.25%
Other Expenses	47.45%	1.29%
Total Annual Fund Operating Expenses	49.20%	2.39%
Fee Waiver and/or Expense Reimbursement	(47.45)%	(0.49)%
Net Expenses	1.75%	1.90%

	JPMorgan Global 50 Fund	JPMorgan Fleming International Opportunities Fund	Pro Forma JPMorgan International Opportunities Fund
	(Select Class)	(Select Class)	(Select Class)
Select Class Shares
SHAREHOLDER FEES (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)++
Investment Advisory Fees	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	None	None	None
Shareholder Service Fees	0.25%	0.25%	0.25%
Other Expenses	1.25%	0.47%	0.40%
Total Annual Fund Operating Expenses	2.10%	1.32%	1.25%
Fee Waiver and/or Expense Reimbursement	(0.60)%[2]	(0.12)%[3]	(0.08)%[4]
Net Expenses	1.50%	1.20%	1.17%

1  If you buy or sell shares through a financial intermediary, you may be charged separate transaction fees by the financial intermediary. In addition, an annual $10.00 sub-minimum account fee may be applicable.

2  JPMIM, the Distributor and OGA have contractually agreed to waive or limit fees and/or reimburse expenses to limit total annual fund expenses (exclusive of interest, taxes, extraordinary expenses and expenses related to the JPMorgan Funds Board of Trustees' deferred compensation plan) to 1.50% for Select Class shares from February 19, 2005 through February 28, 2006.

3  JPMIM, the Distributor and OGA have contractually agreed to waive or limit fees and/or reimburse expenses to limit total annual fund expenses (exclusive of interest, taxes, extraordinary expenses and expenses related to the JPMorgan Funds Board of Trustees' deferred compensation plan) to 1.20% for Select Class Shares from February 19, 2005 through February 28, 2006.

4  JPMIM, the Distributor and OGA have contractually agreed to waive or limit fees and/or reimburse expenses to limit total annual fund expenses (exclusive of interest, taxes, extraordinary expenses and expenses related to the JPMorgan Funds Board of Trustees' deferred compensation plan) to 1.17% for Select Class shares from February 19, 2005 through February 28, 2006.

++  Expenses above are adjusted to reflect the contractual fees in effect beginning February 19, 2005. Shown below are current annual fund operating expenses.

CURRENT ANNUAL FUND OPERATING EXPENSES	JPMorgan Global 50 Fund	JPMorgan Fleming International Opportunities Fund
	(Select Class)	(Select Class)
Investment Advisory Fees	1.25%	0.60%
Distribution (12b-1) Fees	None	None
Shareholder Service Fees	0.25%	0.25%
Other Expenses	1.30%	0.52%
Total Annual Fund Operating Expenses	2.80%	1.37%
Fee Waiver and/or Expense Reimbursement	(1.30)%	(0.17)%
Net Expenses	1.50%	1.20%

Example

The following Example is intended to help you compare the cost of investing in the JPMorgan Global 50 Fund, the JPMorgan Fleming International Opportunities Fund and the Combined Fund.

The Example assumes that you invest $10,000 in each Fund and in the Combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you redeem all of your shares at the end of each of the time periods shown. The Example also assumes:

•  5% return each year,

•  net expenses through the expiration of each Fund's and the Combined Fund's contractual caps, respectively, and total annual operating expense thereafter (except as noted below), and

•  all dividends and distributions are reinvested.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares1

	1 Year	3 Years	5 Years	10 Years
JPMorgan Global 50 Fund[2,3]	$694	$1,244	$1,819	$3,374
JPMorgan Fleming International Opportunities Fund[2]	$708	$1,177	$1,672	$3,029
Pro Forma: JPMorgan International Opportunities Fund[2]	$662	$967	$1,293	$2,215

  1  Assumes sales charge is deducted when shares are purchased.

  2  After fee waivers and/or expense reimbursements.

  3  Assumes net expenses of 1.75% through February 28, 2006 and 2.75% thereafter.

Select Class Shares

	1 Year	3 Years	5 Years	10 Years
JPMorgan Global 50 Fund[1]	$153	$600	$1,074	$2,384
JPMorgan Fleming International Opportunities Fund[1]	$122	$406	$712	$1,580
Pro Forma: JPMorgan International Opportunities Fund[1]	$119	$389	$679	$1,504

  1  After fee waivers and/or expense reimbursements.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

Effective February 19, 2005, the sales load, distribution and shareholder servicing arrangements of Class A, B, C, M, Select and Institutional Class shares of the Acquired Funds will be identical to the sales load, distribution and shareholder servicing arrangements of the corresponding class of shares of the Acquiring Funds. The sales load, distribution and shareholder servicing arrangements of each Class are described in "How to Do Business with the Funds" in Appendix B to this Proxy Statement/Prospectus. Effective November 15, 2004, the maximum sales load applicable to the Class A shares of the JPMorgan Funds will be reduced from 5.75% to 5.25%. This reduction will be effective regardless of whether any of the Reorganizations are approved. No sales loads will be incurred as a result of any of the Reorganizations.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

Effective February 19, 2005, the procedures for making purchases, redemptions and exchanges of Class A, B, C, M, and Select Class shares of the Acquired Funds will be identical to the procedures for making purchases, redemptions and exchanges of the corresponding class of shares of the Acquiring Funds. The procedures for making purchases, redemptions and exchanges of each Class are described in "How to Do Business with the Funds" in Appendix B to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing investment objectives, strategies and principal risks of each JPMorgan Fund is based upon and qualified in its entirety by the respective investment objectives, strategies and principal risks sections of the prospectuses of the JPMorgan Funds dated December 29, 2003 and March 1, 2004, respectively, with respect to all classes of shares (except Classes B, C and M shares of the JPMorgan Global Strategic Income Fund) and the prospectus for Classes B, C and M shares of the JPMorgan Global Strategic Fund filed with the SEC on October 29, 2004.

  The JPMorgan Strategic Income Fund and the JPMorgan Global Strategic Income Fund

Investment Objectives of Each Fund

The investment objectives of the Funds are similar.

The investment objective of the JPMorgan Strategic Income Fund is to provide a high level of income. The investment objective of the JPMorgan Global Strategic Income Fund is to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers. While both Funds focus on providing income, the JPMorgan Global Strategic Income Fund focuses on high total return which generally has an income and capital appreciation component.

The investment objective of the JPMorgan Global Strategic Income Fund, but not the JPMorgan Strategic Income Fund, may be changed without shareholder approval.

Primary Investment Strategies of Each Fund

The primary investment strategies of the Funds are similar.

Both Funds invest primarily in a wide range of debt securities issued by both U.S. and foreign issuers. Other common investment strategies include investments in mortgage-related securities, derivatives, high-quality short-term money market instruments, and "dollar-rolls."

The JPMorgan Strategic Income Fund will normally invest between 25% to 40% in each of three categories: (i) investment grade securities, (ii) junk bonds, and (iii) securities issued by foreign governments and foreign companies. The Fund will not invest more than 30% of its net assets in "emerging market" securities.

In contrast, JPMorgan Global Strategic Income Fund must invest at least 40% of its total assets in securities that, at the time of purchase, are rated investment grade or better. The balance of the Fund's assets must be invested in securities rated "B or higher" at the time of purchase, except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lower rating categories. Under normal conditions, the JPMorgan Global Strategic Income Fund limits its investments in emerging market securities to 0% to 25% of the Fund's net assets.

The JPMorgan Strategic Income Fund is limited to investing no more than 25% of its net assets in debt securities of any one country other than the U.S. The JPMorgan Global Strategic Income Fund is not limited with respect to the percentage of its assets invested in any one country. The JPMorgan Strategic Income Fund invests primarily in securities denominated in U.S. dollars. The JPMorgan Global Strategic Income Fund may invest up to 25% of its total assets in non-dollar-denominated securities.

The primary difference between the Funds is that the JPMorgan Global Strategic Income Fund generally follows a more structured allocation policy set in advance by the advisor (although the allocation policy may be modified from time-to-time).

Risk Factors

Because the Funds have investment objectives and primary investment strategies that are similar, many of the risks of investing in the JPMorgan Strategic Income Fund are substantially the same as those of investing in the JPMorgan Global Strategic Income Fund. You may lose money on your investment in either Fund. The value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund's shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and is not a deposit of JPMorgan Chase Bank or any of its affiliates. The following summarizes the principal risks of investing in the Funds:

Interest Rate Risk

Both of the Funds are subject to risks associated with investing primarily in bonds and other debt securities. Interest rate risk is the risk of the reduction in the value of a security, such as a bond, resulting from a rise in interest rates. Generally, the value of these securities will change inversely with changes in interest rates. Rising interest rates, which may be expected to lower the value of fixed income instruments may negatively impact the operations of many issuers. Interest rate risk may affect the Funds' investments in mortgage- and asset-backed securities because when interest rates rise the maturities of these types of securities tend to lengthen, and the value of these securities may decrease more significantly. Further, as interest rates fall, these securities may be subject to the risk that the underlying loans will be paid sooner than expected, which may reduce returns by forcing the Funds to reinvest in securities with lower yields. The Funds also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Credit Risk

There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Funds. Such default could result in losses to the Funds. In addition, the credit quality of securities held by the Funds may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Funds. Lower credit quality also may affect liquidity and make it difficult for the Funds to sell the security. In addition, to the extent some obligations are securities or guaranteed by banks and other institutions, the risk to the Funds could increase if the banking or financial sector suffers an economic downturn.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed and asset-backed securities are subject to credit, interest rate, market and prepayment risks. The issuers of mortgage-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages are prepaid, the Funds may have to reinvest in securities with a lower yield. The Funds also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

U.S. Government Agency Securities Risk

The Funds invest in securities issued by the U.S. government, its agencies and instrumentalities. Certain of these securities are guaranteed by the U.S. government. However, securities issued or guaranteed by other entities often associated with the U.S. government, such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac), are not backed by the full faith and credit of the U.S. government. Securities issued by these entities are subject to the risk of default in the payment of interest and/or principal.

Derivatives Risk

Each Fund may invest in derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and the investment in derivatives by the Funds may decline. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of a Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of mispricing or improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. A Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (usually taxed at ordinary income tax rates) than if the Fund did not use such derivatives.

Foreign Securities Risk

Both Funds may invest in foreign securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets Risk

The risks associated with foreign securities are magnified in countries in emerging markets. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Foreign Currency Risks

Because foreign securities are usually denominated in foreign currencies, the value of each Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Distinct Risks and Investment Restrictions of the JPMorgan Strategic Income Fund or the JPMorgan Global Strategic Income Fund

Leverage Risk

The JPMorgan Strategic Income Fund may borrow up to 10% of its net assets (including the amount borrowed) to buy additional securities. This is called "leveraging." Such leveraging increases the risk of loss of capital.

Additional Investment Restrictions

In addition to the restrictions described above, each Fund has adopted certain fundamental and non-fundamental investment restrictions.

The JPMorgan Strategic Income Fund, as a non-fundamental investment restriction, may, in order to permit sales in certain states and foreign countries, make commitments more restrictive than the investment policies and limitations described in its prospectus and SAI. Should the Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved.

Proposed Change to Fundamental Investment Restriction of JPMorgan Global Strategic Income Fund

JPMorgan Global Strategic Income Fund's shareholders will vote on a change to one fundamental investment restriction related to borrowing at a shareholder meeting scheduled to be held on January 20, 2005.

The proposed change in the JPMorgan Global Strategic Income Fund's fundamental investment restriction is intended to modify the current restriction on borrowing in order to make it simpler, more flexible and consistent with the borrowing restriction of other JPMorgan Funds. The proposed change would also provide JPMIM greater flexibility in managing the portfolio of the Fund. Although the proposed change will allow JPMIM greater flexibility to respond to future investment opportunities, it does not intend to alter the way it manages the Fund.

  The JPMorgan Global 50 Fund and the JPMorgan Fleming International Opportunities Fund

Investment Objectives of Each Fund

The investment objectives of the Funds are similar.

The investment objective of the JPMorgan Global 50 Fund is to provide high total return from a concentrated portfolio of global equity securities. The JPMorgan Fleming International Opportunities Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of each Fund may be changed without shareholder approval.

Primary Investment Strategies of Each Fund

The primary investment strategies of the Funds are similar.

The JPMorgan Fleming International Opportunities Fund invests primarily in equity securities of companies of any market capitalization from developed countries other than the United States. Under normal circumstances, the JPMorgan Global 50 Fund invests in equity securities of primarily large- and mid-cap companies located in at least three countries, including the United States. The equity securities in which each Fund may invest include common stocks preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The JPMorgan Fleming International Opportunities Fund also may invest in rights to buy common stocks. Other common investment strategies include investments in securities issued by governmental agencies and derivatives.

The JPMorgan Global 50 Fund invests in approximately 50 large and mid-sized companies located throughout the world. The Fund invests in equity securities of companies in at least three countries, including the United States. The JPMorgan Fleming International Opportunities Fund invests primarily in securities of companies from developed countries other than the U.S. and, to a lesser extent, in companies from emerging market countries.

Risk Factors

Because the Funds have investment objectives and primary investment strategies that are similar, many of the risks of investing in the JPMorgan Global 50 Fund are substantially the same as the risks of investing in the JPMorgan Fleming International Opportunities Fund. You may lose money on your investment in either Fund. The value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund's shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank. The following summarizes the principal risks of investing in the Funds:

Foreign Securities Risk

Each Fund may invest in foreign securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make investments more volatile and potentially less liquid than U.S. investments.

Interest Rate Risk

Each Fund is subject to risks associated with investing in bonds and other debt securities. Interest rate risk is the risk of the reduction in the value of a security, such as a bond, resulting from a rise in interest rates. Generally, the value of these securities will change inversely with changes in interest rates. Rising interest rates, which may be expected to lower the value of fixed income instruments may negatively impact the operations of many issuers. Interest rate risk may affect the Funds' investments in mortgage- and asset-backed securities because when interest rates rise the maturities of these types of securities tend to lengthen, and the value of these securities may decrease more significantly. Further, as interest rates fall, these securities may be subject to the risk that the underlying loans will be paid sooner than expected, which may reduce returns by forcing the Funds to reinvest in securities with lower yields. The Funds also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed and asset-backed securities are subject to credit, interest rate, market and prepayment risks. The issuers of mortgage-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages are prepaid, the Funds may have to reinvest in securities with a lower yield. The Funds also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. The Funds may invest in interest-only and principal-only mortgage-backed securities. The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

U.S. Government Agency Securities Risk

The Funds may invest in securities issued by the U.S. government, its agencies and instrumentalities. Certain of these securities are guaranteed by the U.S. government. However, securities issued or guaranteed by other entities often associated with the U.S. government, such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac), are not backed by the full faith and credit of the U.S. government. Securities issued by these entities are subject to the risk of default in the payment of interest and/or principal.

Derivatives Risk

Each Fund may invest in derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and the investment in derivatives by the Funds may decline. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of a Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of mispricing or improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. A Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (usually taxed at ordinary income tax rates) than if the Fund did not use such derivatives.

Distinct Risks and Investment Restrictions of the JPMorgan Global 50 Fund or the JPMorgan Fleming International Opportunities Fund

Concentration Risk

The JPMorgan Global 50 Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Depositary Receipts Risk

The JPMorgan Global 50 Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Mid-Capitalization Risk

The JPMorgan Global 50 Fund may invest in securities issued by mid-sized companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investment in Other Investment Companies Risk.

The JPMorgan Fleming International Opportunities Fund may invest in closed-end investment companies. As a result, the Fund may incur added expenses such as additional management fees.

Dollar-Rolls and Repurchase Agreements

The JPMorgan Fleming International Opportunities Fund may invest in dollar-rolls and repurchase agreements. Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does meet its obligation under the agreements.

Investment Restrictions

In addition to the restrictions described above, each Fund has adopted certain fundamental and non-fundamental investment restrictions. As a matter of non-fundamental investment policy, each Fund may not make short sales of securities; however, the JPMorgan Fleming International Opportunities Fund may make short sales "against the box."

INFORMATION ABOUT THE REORGANIZATIONS

The Reorganization Agreements

The following summary of the Reorganization Agreements is qualified in its entirety by reference to the form of Reorganization Agreement attached to this Proxy Statement/Prospectus as Appendix A. Each Reorganization Agreement provides that the Acquiring Fund will acquire all of the assets, subject to all of the liabilities, of the corresponding Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, the transactions are scheduled to occur after the close of business on February 18, 2005, or on a later date as the parties may agree ("Closing Date"). The net asset value per share of each of the Acquired Funds and the net asset value per share of each of the Acquiring Funds will be determined by dividing each Fund's assets, less liabilities, by the total number of its outstanding shares on a class-by-class basis. The method of valuation employed will be in accordance with the procedures described in the current prospectuses as set forth in the Reorganization Agreement, which is consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC.

The number of full and fractional shares of the corresponding Acquiring Fund you will receive in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of your shares as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the Closing Date. As promptly as practicable after the Closing Date, the Acquired Funds will liquidate and distribute pro rata to their shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date the shares of the corresponding Acquiring Funds received by the Acquired Funds in the Reorganization. We will accomplish the liquidation and distribution with respect to each class of each of the Acquired Funds shares by the transfer of the corresponding Acquiring Funds shares then credited to the account of the Acquired Funds on the books of the Acquired Funds to open accounts on the share records of the Acquiring Funds in the names of the Acquired Funds' shareholders. The aggregate net asset value of Class A, Class B, Class C, Select Class, and Class M shares of the Acquiring Funds shares to be credited to Class A, Class B, Class C, Select Class, and Class M shares, respectively, will, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest ($0.01 par value per share) of the Acquired Funds of the corresponding class owned by the Acquired Funds shareholders on the Closing Date. All issued and outstanding shares of the Acquired Funds will simultaneously be canceled on the books of the Acquired Funds, although share certificates representing interests in Class A, Class B, Class C, Select Class, and Class M shares of the Acquired Funds will represent a number of the corresponding class of the Acquiring Funds shares after the Closing Date. The Acquiring Funds will not issue certificates representing the shares issued in connection with such exchange.

After such distribution, each of Acquired Funds will take all necessary steps under Massachusetts law, its Declaration of Trust and any other applicable law to effect a complete dissolution of the Acquired Fund.

Each Board has determined, with respect to the Funds that it oversees, that the interests of shareholders of the respective Funds will not be diluted as a result of a Reorganization and that participation in a Reorganization is in the best interests of those Funds. JPMIM and BOIA will bear the expenses of the Reorganizations, including the cost of a proxy soliciting agent that has been retained, but excluding brokerage fees and brokerage expenses incurred in connection with each Reorganization.

Each Reorganization Agreement may be terminated and a Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Acquired Fund, if circumstances should develop that, in the opinion of the Board of the Acquiring Fund or the Board of the Acquired Fund, make proceeding with the Reorganization inadvisable. Each Reorganization Agreement provides that the Acquired Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (i) the Reorganization Agreement be approved by shareholders of the Acquired Fund; and (ii) the Acquiring Fund and Acquired Fund receive the opinion of Dechert LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes.

Approval of each Reorganization Agreement will require the affirmative vote of the shares of the Acquired Fund with all classes voting together and not by class as described below. See "VOTING INFORMATION" below.

Shareholders of record of the Acquired Funds as of the Closing Date will receive shares of the Acquiring Funds in accordance with the procedures provided for in the Reorganization Agreements, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Description of the Acquiring Funds' Shares

Full and fractional shares of the respective class of shares of beneficial interest of each of the Acquiring Funds will be issued to the corresponding Acquired Fund's shareholders in accordance with the procedures detailed in the Reorganization Agreement. The JPMorgan Funds no longer issue share certificates. The shares of each Acquiring Fund to be issued to the corresponding Acquired Fund shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights as more fully described in "How to Do Business with the Funds" attached as Appendix B to this Proxy Statement/Prospectus.

Reasons for the Reorganizations and Board Considerations

As noted above, the Reorganizations are among a series of initiatives that the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved following the merger of Bank One Corporation, the former corporate parent of BOIA, OGA and the Distributor, into JPMorgan Chase & Co., the corporate parent of JPMIM and JPMorgan Chase Bank.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and adopting a single form of declaration of trust; (iv) electing a single board of trustees and appointing common senior officers; (v) proposing certain changes to fundamental investment restrictions and policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

The proposed Reorganizations were presented to the Boards of the JPMorgan Funds for consideration at board meetings held in June and July 2004, and were approved at meetings held on August 19, 2004. Following presentations by JPMIM, the Boards of the JPMorgan Funds, including all of the Trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds, determined, with respect to the Funds overseen by that Board, that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed Reorganization were compatible, (2) each of the proposed Reorganizations would be in the best interests of each affected Fund that the respective Board oversees, and (3) each of the proposed Reorganizations would not result in the dilution of the interests of such Funds or their shareholders.

In recommending the Reorganizations, the Boards considered a number of factors, including the following:

•  the benefits (described in this section) that are expected to be derived from the completion of the integration of the two fund complexes;

•  the plans of management to eliminate overlapping or duplicative product offerings among the One Group Funds and the JPMorgan Funds as part of the overall integration initiatives in order to lessen the potential for investor confusion;

•  the compatibility of the investment objectives, strategies, policies and restrictions of the Acquired Funds in the Reorganizations with those of the Acquiring Funds;

•  the investment performance of the Acquiring Funds as compared to that of the Acquired Funds;

•  the nature, extent, and quality of the services to be provided by the service providers to the Acquiring Funds and the fact that the nature, extent and quality of such services are expected to be at the same or higher level of that of the current service providers to the Acquired Funds;

•  the relative size of the Acquiring Funds and Acquired Funds;

•  the expense ratios of the funds and information as to the specific fees and expenses of each Acquiring Fund and each Acquired Fund, including management's commitments to maintain the net expense level for each Acquired Fund as low as the net expense level currently in effect, if not lower, with certain limited exceptions described below;

•  the Reorganizations will not dilute the interests of current shareholders of the Acquiring Funds or Acquired Funds;

•  the Federal tax consequences of each Reorganization to the Acquired Funds and their shareholders, including that each Reorganization has been structured as a Federal tax-free transaction;

•  any benefits that may be derived by BOIA and JPMIM and their affiliates from various relationships with the Acquired Funds or Acquiring Funds; and

•  the shareholders of the affected funds would not be required to bear fees and expenses associated with the Reorganizations.

The Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds considered the potential consequences to shareholders of the Funds from the overall integration initiatives and from each of the specific Reorganizations.

Significantly in this respect, BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive fees or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds in the Reorganizations, the net expense level for the Funds is at least as low as the net expense level currently in effect, if not lower. Gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes. These contractual fee waivers or reductions and expense reimbursements will continue in effect through at least each Fund's fiscal year ending after February 18, 2006.

Additionally, by eliminating overlapping or duplicative fund offerings and streamlining fund operations, the Reorganizations and other integration initiatives may enhance growth prospects for the Funds by facilitating the development of an improved Fund distribution system. Similarly, shareholders may benefit from the Reorganizations through the combined Funds having a larger asset base, which may provide greater investment opportunities for the Funds, the ability to take larger portfolio positions and operate more efficiently. However, there can be no assurance that the combined Funds will produce more efficient operations or that anticipated economies of scale will be realized.

The Boards also noted favorably that the Reorganizations would be structured as Federal tax-free transactions. For purposes of Federal tax consequences to the Funds and their shareholders, there would be no significant adverse tax consequences for affected shareholders, and BOIA and JPMIM, rather than the Funds, would bear the costs and expenses of the Reorganizations, except for brokerage fees and expenses, which would be borne by the Funds.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF THE ACQUIRED FUNDS APPROVE THE REORGANIZATIONS.

Federal Income Tax Consequences

Each Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), with no gain or loss recognized as a consequence of the Reorganization by the Acquired Funds or the Acquiring Funds (except for "Section 1256 contracts") or the shareholders of the Acquired Funds. As a condition to the closing of the Reorganization, each JPMorgan Fund will receive a legal opinion from Dechert LLP to that effect. That opinion will be based upon certain representations and warranties made by the JPMorgan Fund and certifications received from each of the Funds.

Immediately prior to the Reorganization, each of the Acquired Funds will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of the Acquired Funds' shareholders.

Capital loss carryovers and unrealized losses can reduce a fund's future taxable gains and thus reduce the taxable amount distributed to Fund shareholders. The Reorganizations may result in certain annual limitations on the use of capital loss carryovers and unrealized capital losses of certain Acquiring Funds, as discussed below. Due to such limitations, the corresponding Acquired Funds may not be able to use the capital losses as quickly as the Acquired Fund might have been able to use the losses if the Reorganization had not occurred. Because capital losses of a fund generally may only be carried forward for eight years, some capital losses may expire unused and therefore be forfeited. In certain circumstances, the annual limitation could be increased by the realization of unrealized gains at the time of the Reorganization ("built-in gains").

Furthermore, due to the operation of the tax loss limitation rules, the combined fund may have pre-merger gains that cannot be offset by its available capital loss carry forwards.

Based on June 30, 2004 data, the Reorganization is expected to result in certain loss limitations or forfeitures as described below. However, since the Reorganization is not expected to close until February 2005, these limitations and any potential forfeitures may change significantly between now and the completion of the Reorganization. Further, a Fund's ability to use a loss (even in the absence of the Reorganization) depends on factors other than the loss limitations, such as future realization of capital gains or losses.

After the Reorganization of the JPMorgan Global 50 Fund into JPMorgan Fleming International Opportunities Fund, the use of losses would be restricted based on the June 30, 2004 data. As of June 30, 2004, JPMorgan Global 50 Fund had approximately $35 million in capital loss carryovers. The use of such losses would be restricted to approximately $1.1 million annually. The Reorganization may therefore result in a forfeiture of approximately $26 million, based on June 30, 2004 data. It should be noted, however, that there is no assurance that the Fund would be able to use its capital loss carryovers even in the absence of the Reorganization since that would depend upon the realization of gains prior to the expiration of such loss carryovers.

After the Reorganization of JPMorgan Strategic Income Fund into JPMorgan Global Strategic Income Fund, the use of losses would be restricted based on the June 30, 2004 data. As of June 30, 2004, JPMorgan Strategic Income Fund had approximately $2.3 million in capital loss carryovers. The use of such losses would be restricted to approximately $970,000 annually. However, JPMorgan Strategic Income Fund had approximately $575,000 in built-in gains, which, if realized, could result in an increase in the annual limitation.

You should consult your tax advisor regarding the effect, if any, of the proposed Reorganizations in light of your individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganizations, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganizations.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUNDS

The Adviser

J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser and makes the day-to-day investment decisions for the Acquiring Funds. JPMIM is located at 522 Fifth Avenue, New York, New York 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company.

During the most recent fiscal years (as noted in parentheses, below), the following advisory fees were paid at an annual rate as a percentage of each Acquiring Fund's average daily net assets:

JPMorgan Funds	Advisory Fee Rate
JPMorgan Global Strategic Income Fund (August 31, 2003)	0.45%
JPMorgan Fleming International Opportunities Fund (October 31, 2003)	0.60%

Additional Compensation to Financial Intermediaries

JPMIM, the Distributor, and, from time to time, other affiliates of JPMIM, may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. These additional cash payments are payments over and above the sales charges, 12b-1 fees and service fees which are disclosed elsewhere in this Proxy Statement/Prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Funds' shareholders. JPMIM and JPMorgan Funds' distributor may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMorgan Funds' distributor may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a CDSC.

Portfolio Managers

JPMorgan Global Strategic Income Fund

The Fund is managed by a team of individuals at JPMIM.

JPMorgan Fleming International Opportunities Fund

The management team is lead by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984, Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in 1997, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining JPMorgan Chase, Mr. Alexandrakis was a Senior vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994 - 1998.

Performance of the JPMorgan Funds

The bar charts and tables that follow provide some indication of the risk of an investment in each Acquiring Fund by showing changes in the Funds' performance from year to year. The bar charts show each Acquiring Fund's performance for each full calendar year since inception or over the past ten years. The table shows each Fund's average total returns for different calendar periods over the life of the Fund.

The annual returns in the bar charts are for Institutional Class shares with respect to the JPMorgan Global Strategic Income Fund and Select Class shares with respect to the JPMorgan Fleming International Opportunities Fund. Performance of the JPMorgan Global Strategic Income Fund's Class A, Class B, Class C, and Class M shares would have been similar to performance of that Fund's Institutional Class shares because the shares are invested in the same portfolio of securities. Similarly, performance of the JPMorgan Fleming International Opportunities Fund's Class A shares would have been similar to performance of that Fund's Select Class shares because the shares are invested in the same portfolio securities. Annual returns would differ only to the extent that the classes have different expenses. These calculations assume that all dividends and distributions are reinvested in the Fund. The returns shown in the bar chart do not reflect sales charges applicable to certain classes of shares. If these charges were included, the returns would be lower than those shown. The average annual returns shown in the Average Annual Returns table do include applicable sales charges. Some of the companies that provide services to the Funds have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown. Past performance is not necessarily an indication of how any class of either Fund will perform in the future. Please see "SUMMARY-Comparison of Fees and Expenses" for information about the difference between the share classes.

*  Prior to a merger effective September 7, 2001, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on September 10, 2001 is based on the performance of the Institutional feeder (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from March 17, 1997 to September 10, 2001.

1  The Fund's fiscal year end is August 31.

AVERAGE ANNUAL TOTAL RETURNS
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003 *,1

	PAST 1 YEAR	PAST 5 YEARS	LIFE OF FUND
CLASS A SHARES
Return Before Taxes	3.48%	4.15%	4.62%
INSTITUTIONAL CLASS SHARES
Return Before Taxes	9.06%	5.64%	5.78%
Return After Taxes on Distributions	7.09%	2.85%	2.97%
Return After Taxes on Distributions and Sale of Fund Shares	5.84%	3.04%	3.14%
LEHMAN AGGREGATE BOND INDEX^ (Reflects No Deduction for Fees, Expenses or Taxes)	4.11%	6.62%	7.72%
LIPPER MULTI-SECTOR INCOME FUNDS INDEX^ (Reflects No Deduction for Taxes)	16.16%	5.18%	5.31%

*  Prior to a merger effective September 7, 2001, the Fund operated in a master-feeder structure. The Fund's performance before the Class A Shares were launched on September 10, 2001 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from March 17, 1997 to September 10, 2001. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder. The Fund's performance before the Institutional Class Shares were launched on September 10, 2001 is based on the performance of the Institutional feeder (whose investment program was identical to and whose expenses were most similar to those of the Institutional Class Shares) from March 17, 1997 to September 10, 2001.

1  The Fund commenced operations on March 17, 1997. Performance of the benchmarks is from March 31, 1997.

^  Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total returns of JPMorgan Global Strategic Income Fund (Class A shares) were higher, or its losses lower, than the average annual total returns of JPMorgan Strategic Income Fund (Class A shares) in 2 of the last 4 calendar years. More information about the performance of JPMorgan Global Strategic Income Fund can be found in its current prospectus.

*  Prior to a merger effective September 7, 2001, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class was launched on September 10, 2001 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Select Class Shares) from February 26, 1997 (commencement of operations) to September 10, 2001.

1  The Fund's fiscal year end is October 31.

AVERAGE ANNUAL TOTAL RETURNS
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003*,1

	PAST 1 YEAR	PAST 5 YEARS	LIFE OF FUND
CLASS A SHARES
Return Before Taxes	25.88%	–0.63%	0.26%
SELECT CLASS SHARES
Return Before Taxes	34.58%	0.92%	1.39%
Return After Taxes on Distributions	35.03%	0.34%	0.77%
Return After Taxes on Distributions and Sale of Fund Shares	24.02%	0.56%	0.90%
MSCI EAFE INDEX (Reflects No Deduction for Fees, Expenses or Taxes)^	38.59%	-0.05%	3.22%
LIPPER INTERNATIONAL FUNDS INDEX (Reflects No Deduction for Fees, Expenses or Taxes)^	36.00%	2.13%	4.11%

*  Prior to a merger effective September 7, 2001, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Class A Shares launched on September 10, 2001 is based on the performance of the former feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of the Class A Shares) from February 26, 1997 (commencement of operations) to September 10, 2001. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the former feeder. The Fund's performance for the period before the Select Class Shares was launched on September 10, 2001 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the similar to the current expenses of the Select Class Shares) from February 26, 1997 (commencement of operations) to September 10, 2001.

1  The Fund commenced operations on February 26, 1997. Performance for the indexes is from February 28, 1997.

^  Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total returns of JPMorgan Fleming International Opportunities Fund (Class A shares) were higher, or its losses lower, than the average annual total returns of JPMorgan Global 50 Fund (Class A shares) in two of the last five calendar years. More information about the performance of JPMorgan Fleming International Opportunities Fund can be found in your current prospectus for that fund.

ADDITIONAL INFORMATION ABOUT THE JPMORGAN FUNDS

For more information regarding the JPMorgan Global Strategic Income Fund, JPMorgan Strategic Income Fund, the JPMorgan Global 50 Fund, and the JPMorgan Fleming International Opportunities Fund, see the prospectuses and SAI for each of the Funds, dated December 29, 2003, December 29, 2003, March 1, 2004, and March 1, 2004, respectively for all classes (except Classes B, C and M shares of the JPMorgan Global Strategic Fund) and the prospectus and SAI for Classes B, C and M of the JPMorgan Global Strategic Income Fund filed with the SEC on October 29, 2004. The prospectuses and SAIs for the JPMorgan Strategic Income Fund, and the JPMorgan Global 50 Fund are incorporated herein by reference. The annual reports dated August 31, 2003 (for the JPMorgan Strategic Income Fund and the JPMorgan Global Strategic Income Fund, October 31, 2003 (for the JPMorgan Global 50 Fund, and the JPMorgan Fleming International Opportunities Fund), and the semi-annual reports dated February 29, 2004, and April 30, 2004, respectively, which highlight certain important information such as investment results and financial information, have been filed with the SEC. The annual and semi-annual reports for the JPMorgan Strategic Income Fund and the JPMorgan Global 50 Fund are incorporated herein by reference. You may receive a copy of the prospectuses, SAIs, annual reports and semi-annual reports without charge by contacting JPMorgan Funds at (800) 348-4782 or writing JPMorgan Funds at the address listed on the cover page of this Proxy Statement/Prospectus.

The JPMorgan Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 at prescribed rates.

Financial Highlights

The fiscal year end of the JPMorgan Global Strategic Income Fund and the JPMorgan Strategic Income Fund is August 31. The fiscal year end of the JPMorgan Global 50 Fund, and the JPMorgan Fleming International Opportunities Fund is October 31.

The financial highlights, with the exception of the six-month period ended April 30, 2004 of the JPMorgan Fleming International Opportunities Fund, have been derived from financial statements audited by PricewaterhouseCoopers LLP and are contained in Appendix D.

Discussion regarding the historical performance of each of the Acquiring Funds is contained in Appendix E.

Legal Proceedings Relating to BOIA and Certain of its Affiliates

On June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (the "SEC") and the New York Attorney General ("NYAG") in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives. In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent Trustees of One Group Mutual Funds and various affiliates of BOIA. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Funds' investment advisers and distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees. None of these actions involve the JPMorgan Funds or their current Trustees, adviser(s) or distributor.

Distributor

J.P. Morgan Fund Distributors, Inc. is the current distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase & Co. As of February 19, 2005, the distributor will be One Group Dealer Services Inc., whose address is 1111 Polaris Parkway, Columbus, OH. One Group Dealer Services, Inc. is an indirect wholly owned subsidiary of JPMorgan Chase & Co. and affiliate of JPMIM and BOIA.

Administrator

JPMorgan Chase Bank is the current administrator to the Funds. Effective February 19, 2005, One Group Administrative Services, Inc., whose address is 1111 Polaris Parkway, Columbus, Ohio, will serve as the administrator to the Acquiring Funds and the Acquired Funds. One Group Administrative Services, Inc. is an indirect wholly owned subsidiary of JPMorgan Chase & Co. and an affiliate of JPMIM and BOIA.

FORM OF ORGANIZATION

The JPMorgan Strategic Income Fund is a diversified series of J.P. Morgan Mutual Fund Group, an open-end management investment company organized as a Massachusetts business trust. J.P. Morgan Mutual Fund Group is governed by a Board of Trustees consisting of ten members.

The JPMorgan Global 50 Fund is a diversified series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust. J.P. Morgan Series Trust is governed by a Board of Trustees consisting of ten members.

Each of the JPMorgan Global Strategic Income Fund and the JPMorgan Fleming International Opportunities Fund is a diversified series of J.P. Morgan Institutional Funds, an open-end management investment company organized as a Massachusetts business trust. J.P. Morgan Institutional Funds is governed by a Board of Trustees consisting of ten members.

JPMorgan Trust I is an open-end management investment company that was formed in anticipation of the reorganizations and redomiciliations proposed as part of a series of initiatives designed to integrate the operations of the One Group Funds and the JPMorgan Funds and to seek to take advantage of potential economies of scale that may result from eliminating certain costs associated with operating multiple corporate or business trust entities. JPMorgan Trust I is organized as a Delaware statutory trust.

The chart in Appendix F provides additional information with respect to the similarities and differences in the forms of organization of these entities. Shareholders who wish to make a more thorough comparison should refer to the provisions of the governing documents of these entities and relevant state law. Copies of these governing documents are available to shareholders without charge upon written request.

CAPITALIZATION

The following table shows the capitalization of each of the Acquired Funds and the Acquiring Funds as of February 29, 2004 (for JPMorgan Strategic Income Fund and JPMorgan Global Strategic Income Fund) and April 30, 2004 (for JPMorgan Global 50 Fund and JPMorgan Fleming International Opportunities Fund), giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Funds will be received by shareholders of the corresponding Acquired Funds on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquired Fund that actually will be received.

Amounts in thousands, except per share amounts

	JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund	Share Adjustments	Pro Forma JPMorgan Global Strategic Income Fund
Net Assets
Class A	$2,795	$427		$3,222
Class B	8,688	-		8,688
Class C	3,913	-		3,913
Class M	7,748	-		7,748
Institutional	-	52,906		52,906
Select	-	3,065		3,065
Total	$23,144	$56,398		$79,542
Shares Outstanding
Class A	303	47	2	352
Class B	942	-	7	949
Class C	424	-	4	428
Class M	843	-	4	847
Institutional	-	5,777	-	5,777
Select	-	335	-	335
Total	2,512	6,159	17	8,688
Net Asset Value Per Share
Class A	$9.21	$9.15		$9.15
Class B	$9.22	-		$9.15
Class C	$9.22	-		$9.15
Class M	$9.20	-		$9.15
Institutional	-	$9.16		$9.16
Select	-	$9.15		$9.15

As of April 30, 2004.

Amounts in thousands, except per share amounts

	JPMorgan Global 50 Fund	JPMorgan Fleming International Opportunities Fund	Share Adjustments	Pro Forma JPMorgan International Opportunities Fund
Net Assets
Class A	$75	$12,026		$12,101
Class B	-	1,393		1,393
Institutional	-	127,971		127,971
Select	23,519	34,021		57,540
Total	$23,594	$175,411		$199,005
Shares Outstanding
Class A	6	1,228	2	1,236
Class B	-	143	-	143
Institutional	-	12,891	-	12,891
Select	1,905	3,439	474	5,818
Total	1,911	17,701	476	20,088
Net Asset Value Per Share
Class A	$12.29	$9.79		$9.79
Class B	-	$9.72		$9.72
Institutional	-	$9.93		$9.93
Select	$12.35	$9.89		$9.89

DIVIDENDS AND DISTRIBUTIONS

JPMorgan Strategic Income Fund declares and pays ordinary income dividends monthly. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. The Fund may also make fewer net capital gain payments in a given year, depending on investment results.

JPMorgan Global Strategic Income Fund declares ordinary income dividends daily and pays them monthly. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. The Fund may also make fewer net capital gain payments in a given year, depending on investment results.

Each of the JPMorgan Fleming International Opportunities Fund and JPMorgan Global 50 Fund declares and pays any net investment income and net capital gain at least annually.

The JPMorgan Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders who wish to communicate with the Board of Trustees of the JPMorgan Funds should send communications in writing to the attention of the Secretary of the JPMorgan Funds at 522 Fifth Avenue, New York, NY 10036, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board of Trustees. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Boards of Trustees of the Acquired Funds to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the JPMorgan Funds on or about November 10, 2004. Only shareholders of record as of the close of business on October 27, 2004 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the respective Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted "FOR" the relevant Reorganization Agreement and "FOR" any other matters the proxies deem appropriate.

A shareholder may revoke a proxy at any time on or before a Meeting by either (1) submitting a subsequently dated proxy, (2) delivering a notice of revocation to the JPMorgan Funds at the address on the cover of this Proxy Statement/Prospectus or (3) otherwise giving notice of revocation in open meeting, in all cases prior to the exercise of authority granted in the proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Proxy Solicitation

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of BOIA, JPMIM and their affiliates or by proxy soliciting firms retained by the Funds. BOIA and JPMIM have retained Investor Connect, a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone and facsimile. By contract with

BOIA and JPMIM, Investor Connect, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor is expected to be in excess of $100,000. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, BOIA and JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the solicitation will be borne by BOIA, JPMIM and their affiliates.

As the meeting date approaches, shareholders of the Funds may receive a call from a representative of BOIA, JPMIM, an affiliate of BOIA and JPMIM, or Investor Connect if the Funds have not yet received their vote. Authorization to permit BOIA, JPMIM, an affiliate of BOIA and JPMIM, or Investor Connect to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, BOIA, JPMIM, an affiliate of BOIA and JPMIM, or an Investor Connect representative is required to ask the shareholder for the shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to BOIA, JPMIM, an affiliate of BOIA and JPMIM, or Investor Connect by the Funds, BOIA, JPMIM, an affiliate of BOIA and JPMIM, or an Investor Connect representative has the responsibility to explain the process, read the proposals listed on the Proxy Card, and ask for the shareholder's instructions on each proposal. The representative of BOIA, JPMIM, an affiliate of BOIA and JPMIM, or Investor Connect, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. BOIA, JPMIM, an affiliate of BOIA and JPMIM, or Investor Connect will record the shareholder's instructions on the card. Within 72 hours, BOIA, JPMIM, an affiliate of BOIA and JPMIM, or Investor Connect will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call BOIA, JPMIM, an affiliate of BOIA and JPMIM, or Investor Connect immediately if the shareholder's instructions are not correctly reflected in the confirmation.

Quorum

For JPMorgan Strategic Income Fund, a majority of the Fund's shares, entitled to vote that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting. For JPMorgan Global 50 Fund, one-third of the Fund's shares entitled to vote that are outstanding at the close of business on the Record Date and present in person or represented by proxy will constitute a quorum for the Meeting.

Vote Required

For each of the Acquired Funds, approval of each Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the JPMorgan Fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the JPMorgan Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the JPMorgan Fund.

Shareholders of JPMorgan Strategic Income Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Shareholders of JPMorgan Global 50 Fund are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount).

Effect of Abstentions and Broker "Non-Votes"

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against Proposal 1, for which the required vote is a percentage of the shares outstanding and entitled to vote on the matter. Abstentions will also effectively be a vote against adjournment, although, as described below in the section entitled "Adjournments" broker non-votes will have no effect on votes to adjourn the Meeting.

Adjournments

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment due to insufficient votes will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered by the persons named as proxies: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In addition, if in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any such proposal for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. For purposes of calculating a vote to adjourn the Meeting, any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

Shareholder Voting Rights

Neither of the Acquired Funds holds annual shareholder meetings. Each Acquired Fund is a series of a Massachusetts business trust. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders.

Future Shareholder Proposals

You may request inclusion in the proxy statement for the Fund(s) of which you are a shareholder for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Acquired Funds are not required to hold regular meetings of shareholders, and in order to minimize its costs, do not intend to hold meetings of the shareholders unless required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Fund's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Record Date and Outstanding Shares

Only shareholders of record of each of the Acquired Funds at the close of business on the Record Date (October 27, 2004) are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. Each shareholder of the JPMorgan Strategic Income Fund is entitled to the number of votes equal to the number of shares on the record date. Each shareholder of the JPMorgan Global 50 Fund is entitled to the number of votes equal to the product of the number of shares owned multiplied by the net asset value per share on the record date. The chart below lists the number of shares of each Acquired Fund that were outstanding of the close of business on the Record Date:

Shares Outstanding on Record Date

JPMorgan Strategic Income Fund
3,555,354
JPMorgan Global 50 Fund
1,741,726

As of October 27, 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquired Funds and the Acquiring Funds, respectively. Shareholders indicated below holding greater than 25% or more of a Fund are "controlling persons" under the 1940 Act.

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND	CLASS A	JPMORGAN CHASE BANK TR U/ART 8 U/W/O SIDNEY M. EDELSTEI ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	Record	15.853%	1.033%	0.947%

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND	CLASS A	JPMORGAN CHASE BANK DANIEL BLUMENTHAL ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	Record	6.805%	0.443%	0.406%

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND	CLASS A	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	5.090%	0.332%	0.304%

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND	INSTITUTIONAL	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	8.024%	5.878%	5.389%

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND	SELECT	BALSA & CO JPMORGAN CHASE ATTN MUTUAL FUNDS SECTION 14221 DALLAS PARKWAY 7-2 JIP-138 DALLAS TX 75254-2942	Record	11.117%	2.178%	1.996%

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND	SELECT	JP MORGAN CHASE BANK AS AGENT FOR BOSE CORPORATION RABBI TRUST ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	8.360%	1.638%	1.501%

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND	SELECT	JP MORGAN DELAWARE NATIONAL PHILANTHROPIC TRUST-INVESTMENT ACCOUNT ATTN SPECIAL PRODUCTS 500 STANTON CHRISTIANA RD 1/OPS 3 NEWARK DE 19713	Record	5.701%	1.117%	1.024%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
JPMORGAN GLOBAL 50 FUND	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	21.616%	0.076%	0.007%

JPMORGAN GLOBAL 50 FUND	CLASS A	WELLS FARGO INVESTMENTS LLC A/C 1815-3731 608 2ND AVE S FL 8 MINNEAPOLIS MN 55402-1916	Record	12.519%	0.044%	0.004%

JPMORGAN GLOBAL 50 FUND	CLASS A	NFSC FBO # BW 1-501085 HAN CHEI YANG HSU WEI HSU 3125 HOFFMAN DR PLANO TX 75025-5736	Record	12.093%	0.043%	0.004%

JPMORGAN GLOBAL 50 FUND	CLASS A	NFSC FBO # CR 1-971545 CHASE MANHATTAN BANK IRA R/O CUST IRA OF W FREDRICK LAWES TRAD IRA R/O 301 E 92ND ST APT 4E NEW YORK NY 10128-5418	Record	8.233%	0.029%	0.003%

JPMORGAN GLOBAL 50 FUND	CLASS A	NFSC FBO # X04-266191 XIAODAN CHEN 1254 33RD AVE SAN FRANCISCO CA 94122-1303	Record	7.770%	0.027%	0.002%

JPMORGAN GLOBAL 50 FUND	CLASS A	NFSC FEBO # BW1-366714 TAMAM E HADDAD 13770 FM 365 BEAUMONT TX 77705-9490	Record	7.464%	0.026%	0.002%

JPMORGAN GLOBAL 50 FUND	CLASS A	INVESTORS TRUST CO CUST IRA R/O JENNIFER MELENDEZ 1371 HOLLYWOOD AVE BRONX NY 10461-6032	Record	6.389%	0.023%	0.002%

JPMORGAN GLOBAL 50 FUND	SELECT	NORTHERN TRUST COMPANY AS CUSTODIAN FBO NORMAN LEAR TRST DTD 4/24/87 A/C 26-07721 PO BOX 92956 CHICAGO IL 60675-2956	Record	21.154%	21.079%	1.828%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	CLASS A	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Record	41.024%	1.011%	0.414%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	CLASS A	NFSC FBO # CR 1-586471 CHASE MANHATTAN BANK CUST IRA OF LUER H DREWES TRAD IRA 2067 OSTWOOD TER MAPLEWOOD NJ 07040-3329	Record	8.824%	0.218%	0.089%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
JPMORGAN GLOBAL STRATEGIC INCOME FUND	CLASS A	INVESTORS TRUST CO CUST IRA R/O MARILYN SILVER 207 GROVER AVE W MASSAPEQUA PK NY 11762-3251	Record	7.829%	0.193%	0.079%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	CLASS A	NFSC FEBO # A35-079693 JPMORGAN CHASE BANK CUST IRA OF HOMER D MYERS 32 WOODCREEK DR WOODCREEK TX 78676-3343	Record	7.154%	0.176%	0.072%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	CLASS A	NFSC FBO # CR 1-509531 JPMORGAN CHASE BANK IRA R/O CUST IRA OF ANDRE DESIMONE 871 SLATE HILL RD YARDLEY PA 19067-1856	Record	7.055%	0.174%	0.071%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	CLASS A	PFPC FBO NATIONWIDES BEST OF AMERICA ADVISORY SERVICES PROGRAM 211 S GULPH RD KNG OF PRUSSA PA 19406-3101	Record	6.250%	0.154%	0.063%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	INSTITUTIONAL	JP MORGAN CHASE BANK AS AGENT FOR KENAN CHARITABLE TR ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	62.467%	5.670%	2.320%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	INSTITUTIONAL	JPM DELAWARE AS AGENT FOR BKJ INTERESTS LTD ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	12.810%	11.603%	4.748%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	INSTITUTIONAL	J P MORGAN DELAWARE AS AGT DIVERSIFIED GROWTH FUND ATTN: SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	Record	10.537%	9.544%	3.906%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	INSTITUTIONAL	JP MORGAN TRUST COMPANY N A FBO BARELS CHARITABLE REMAINDER TRUST DTD 12/28/95 LS AND WL BARELS TTEE ATTN: SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	5.086%	4.606%	1.885%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
JPMORGAN GLOBAL STRATEGIC INCOME FUND	SELECT	JP MORGAN CHASE BANK AS AGENT FOR MEDIATHE FOUNDATION INC ATTN SPECIAL PRODUCTS 1/OPS 3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	20.795%	1.447%	0.592%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	SELECT	JP MORGAN CHASE BANK AS AGENT FOR MCCLELLAND PALMER FOUNDATION ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	16.953%	1.180%	0.483%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	SELECT	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	Record	14.561%	1.013%	0.415%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	SELECT	JP MORGAN TRUST COMPANY N A FBO LAWRENCE D SLAUGHTER REV TRUST ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	Record	6.983%	0.486%	0.199%

JPMORGAN GLOBAL STRATEGIC INCOME FUND	SELECT	MURRAY BECKER JPME 631 JAMES LANE RIVER VALE NJ 07675-6457	Record	5.920%	0.412%	0.169%

JPMORGAN STRATEGIC INCOME FUND	CLASS A	NFSC FBO # C1D-019593 STEFAN PETER 15 W 18TH ST FL 3 NEW YORK NY 10011-4604	Record	10.759%	1.521%	0.384%

JPMORGAN STRATEGIC INCOME FUND	CLASS A	HOSPITAL FOR SPECIAL SURGERY CHARITABLE GIFT ANNUITY ATTN DAVID CARRASQUILLO 3 METRO TECH CENTER 6TH FL BROOKLYN NY 11245-0001	Record	10.676%	1.509%	0.381%

JPMORGAN STRATEGIC INCOME FUND	CLASS A	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	8.449%	1.194%	0.301%

JPMORGAN STRATEGIC INCOME FUND	CLASS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	Record	11.427%	4.174%	1.053%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
JPMORGAN STRATEGIC INCOME FUND	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Record	18.213%	2.643%	0.667%

JPMORGAN STRATEGIC INCOME FUND	CLASS C	NFSC FEBO # C1B-511641 JIM POON 6 WANG FUNG TERRACE 5TH FLR TAI HANG ROAD HONG KONG	Record	13.865%	2.012%	0.508%

JPMORGAN STRATEGIC INCOME FUND	CLASS C	NFSC FBO # CL 5-648973 WENDY LAISTER 33 GREENE ST APT 3W NEW YORK NY 10013-2652	Record	10.158%	1.474%	0.372%

JPMORGAN STRATEGIC INCOME FUND	CLASS C	NFSC FEBO # C1Q-878391 HERBERT MUSCHEL DOLLIE MUSCHEL 330 E 56TH ST APT 907 NEW YORK NY 10022-4281	Record	9.023%	1.309%	0.330%

JPMORGAN STRATEGIC INCOME FUND	CLASS C	NFSC FBO # C1B-342920 TATZ STUDIO 881 7TH AVE STE 862 NEW YORK NY 10019-8072	Record	8.071%	1.171%	0.295%

JPMORGAN STRATEGIC INCOME FUND	CLASS C	NFSC FBO # C1Q-802883 DAVID A ENGLANDER TTEE ENGLANDER REVOC FAM TRUST TRU U/A 10/29/98 1 KINGS HWY TAPPAN NY 10983-2008	Record	6.225%	0.903%	0.228%

JPMORGAN STRATEGIC INCOME FUND	CLASS M	ANDO SECURITES CO LTD 14TH FLOOR ARK MORI BUILDING 1-12-32 AKASAKA MINATO-KU TOKYO 107-6014, JAPAN	Record	100.000%	34.955%	8.819%

*  On a pro forma basis, assuming the value of the shareholder's interest in the Fund on the date of consummation of each Reorganization is the same on October 27, 2004.

As of the Record Date, the officers and Trustees of J.P. Morgan Mutual Fund Group beneficially owned as a group less than 1% of the outstanding voting securities of the JPMorgan Strategic Income Fund.

As of the Record Date, the officers and Trustees of J.P. Morgan Series Trust beneficially owned as a group   less than 1% of the outstanding voting securities of the JPMorgan Global 50 Fund.

The votes of the shareholders of the Acquiring Funds are not being solicited since their approval or consent is not necessary for the Reorganizations to take place.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Dechert LLP, 1775 I Street, N.W., Washington, DC 20006.

The Boards of J.P. Morgan Mutual Fund Group and J.P. Morgan Series Trust recommend that shareholders of the Acquired Funds vote "FOR" the proposed Reorganization Agreements effecting the Reorganizations.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[JPMORGAN ACQUIRING FUND TRUST]
[JPMORGAN ACQUIRED FUND TRUST]

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this day of , 2004, by and between [JPMorgan Acquiring Fund Trust], a Massachusetts business trust ("Acquiring Fund Trust"), with its principal place of business at 522 Fifth Avenue, New York, New York 10036, on behalf of its series, [Acquiring Fund Trust Series] ("Acquiring Fund"), and [JPMorgan Acquired Fund Trust], a Massachusetts business trust ("Acquired Fund Trust"), with its principal place of business at 522 Fifth Avenue, New York, New York 10036 on behalf of its series, [Acquired Fund Trust Series] ("Acquired Fund").

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940 ("1940 Act");

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code");

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of shares of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares") corresponding to the classes of outstanding shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares"), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that are substantially similar to the those in which the Acquiring Fund is permitted to invest;

WHEREAS, the Trustees of Acquiring Fund Trust have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Trustees of Acquired Fund Trust have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.  Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquired Fund Trust, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and Acquiring Fund Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund's net assets with respect to each class of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date"). [For purposes of this Agreement, the Class [ ]

shares of the Acquired Fund correspond to the Class [ ] shares of the Acquiring Fund, the Class [ ] shares of the Acquired Fund correspond to the Class [ ] shares of the Acquired Fund, and the term Acquiring Fund Shares should be read to include each such class of shares of the Acquiring Fund.]

1.2.  The property and assets of Acquired Fund Trust attributable to the Acquired Fund and to be sold, assigned, conveyed, transferred and delivered to and acquired by Acquiring Fund Trust, on behalf of the Acquiring Fund, shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, "Assets"). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.  The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. Acquiring Fund Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.  Immediately following the actions contemplated by paragraph 1.1, Acquired Fund Trust shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Acquired Fund Trust, on behalf of the Acquired Fund, shall (a) distribute to its shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date, as defined in paragraph 3.1 ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by Acquired Fund Trust, on behalf of the Acquired Fund, pursuant to paragraph 1.1 and (b) completely liquidate. Such liquidation shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.5.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

1.6.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.  VALUATION

2.1.  The value of the Assets shall be determined as of the time for calculation of the net asset value of the Acquired Fund as set forth in its then-current prospectus, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information, as supplemented, with respect to the Acquired Fund and valuation procedures established by Acquired Fund Trust's Board of Trustees. All computations of value shall be made by [ ], in its capacity as [ ] for the Acquired Fund, and shall be subject to confirmation by the Acquiring Fund's recordkeeping agent.

2.2.  The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent as of the time for calculation of the net asset value of the Acquiring Fund as set forth in its then-current prospectus on the Closing Date, using the valuation procedures set forth in the then-current prospectus and statement of additional information, as supplemented, with respect to the Acquiring Fund and valuation procedures established by Acquiring Fund Trust's Board of Trustees. All computations of value shall be made by

[ ], in its capacity as [ ] for the Acquiring Fund, and shall be subject to confirmation by the Acquired Fund's recordkeeping agent.

2.3.  The number of Acquiring Fund Shares of each class to be issued in exchange for the Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to each class of Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined using the same valuation procedures referred to in paragraph 2.2.

3.  CLOSING AND CLOSING DATE

3.1.  The Closing Date shall be February 18, 2005, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The "close of business" on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of [ ] or at such other time and/or place as the parties may agree.

3.2.  Acquired Fund Trust shall direct J.P. Morgan Chase Bank, as custodian for the Acquired Fund ("Acquired Fund Custodian"), to deliver to Acquiring Fund Trust, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to J.P. Morgan Chase Bank, as the custodian for the Acquiring Fund ("Acquiring Fund Custodian"). Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund Custodian shall deliver to the Acquiring Fund Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.  Acquired Fund Trust shall direct Boston Financial Data Services, in its capacity as transfer agent for the Acquired Fund ("Transfer Agent"), to deliver to Acquiring Fund Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4.  In the event that at the Valuation Date (with respect to the Acquired Fund) or at the time of calculation of the net asset value per share of each class of Acquiring Fund shares pursuant to paragraph 2.2 (with respect to the Acquiring Fund) (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of Trustees of Acquiring Fund Trust with respect to the Acquiring Fund and the Board of Trustees of Acquired Fund Trust with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

4.1.  Except as has been fully disclosed to Acquiring Fund Trust in Schedule 4.1 to this Agreement, Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to Acquiring Fund Trust as follows:

(a)  The Acquired Fund is duly established as a series of Acquired Fund Trust, which is a business trust duly organized, existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust, as amended ("Charter"), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Acquired Fund Trust is not required to qualify as a foreign trust or association in any jurisdiction, except in any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Acquired Fund Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c). The obligations of Acquired Fund Trust entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of Acquired Fund Trust personally, but bind only the assets of Acquired Fund Trust and all persons dealing with any series or funds of Acquired Fund Trust, such as the Acquiring Fund, must look solely to the assets of Acquired Fund Trust belonging to such series or fund for the enforcement of any claims against Acquired Fund Trust.

(b)  Acquired Fund Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect.

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)  The current prospectus and statement of additional information of the Acquired Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)  On the Closing Date, Acquired Fund Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, Acquiring Fund Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)  The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Acquired Fund Trust's Charter or by-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquired Fund Trust, on behalf of the Acquired Fund, is a party or by which it is bound.

(g)  All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Acquired Fund Trust's knowledge, threatened against Acquired Fund Trust, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Acquired Fund Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at [provide date], have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (true and correct copies of which have been furnished to Acquiring Fund Trust) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at [provide date] (unaudited), [are/will be when sent to Acquired Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to Acquiring Fund Trust) [present/will present] fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and [there are no/all] known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [that are not/will be] disclosed therein.

(j)  Since [provide date], there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund's investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)  On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Acquired Fund Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (net tax-exempt income), (ii) its investment company taxable income (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (after reduction for any capital loss carryover) (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends intended to be sufficient to distribute all of its net tax-exempt income, investment company taxable income and net capital gain for the period ending on the Closing Date.

(m)  All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Acquired Fund Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares. The Acquired Fund will review its assets to ensure that at any time prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to is acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(n)  The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Trustees of Acquired Fund Trust, and by the approval of the Acquired Fund's shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of Acquired Fund Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(o)  The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund and Acquired Fund Trust, will from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2.  Except as has been fully disclosed to Acquired Fund Trust in Schedule 4.2 to this Agreement, Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to Acquired Fund Trust as follows:

(a)  The Acquiring Fund is duly established as a series of Acquiring Fund Trust, which is a business trust duly organized, existing, and in good standing under the laws of the Commonwealth of Massachusetts with the power under JPMorgan's Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement. Acquiring Fund Trusts not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Acquiring Fund Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2(c). The obligations of Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of Acquiring Fund Trust personally, but bind only the assets of Acquiring Fund Trust and all persons dealing with any series or funds of Acquiring Fund Trust, such as the Acquired Fund, must look solely to the assets of Acquiring Fund Trust belonging to such series or fund for the enforcement of any claims against Acquiring Fund Trust.

(b)  Acquiring Fund Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of each class of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)  The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)  The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Acquiring Fund Trust's Declaration of Trust or by-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Acquiring Fund Trust's knowledge, threatened against Acquiring Fund Trust, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. Acquiring Fund Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

(g)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at [provide date], have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (true and correct copies of which have been furnished to Acquired Fund Trust) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at [provide date], [are/will be when sent to Acquiring Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to Acquired Fund Trust) [present/will present] fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and [there are no/all] known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [that are not disclosed therein/will be disclosed therein].

(h)  Since [provide date], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness occurring in the ordinary course of business in accordance with the Acquiring Fund's investment restrictions. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i)  On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Acquiring Fund Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j)  For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed substantially all of its (i) investment company taxable income (computed without regard to any deduction for dividends paid) and (ii) net capital gain (after reduction for any capital loss carryover) (as defined in the Code) for periods ending prior to the Closing Date.

(k)  All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Acquiring Fund Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring fund Shares and be fully paid and non-assessable by Acquiring Fund Trust.

(l)  The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Trustees of Acquiring Fund Trust and this Agreement constitutes a valid and binding obligation of Acquiring Fund Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(m)  The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, Acquiring Fund Trust and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.  COVENANTS

Acquired Fund Trust, on behalf of the Acquired Fund, and Acquiring Fund Trust, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1.  The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.  Acquired Fund Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.  Subject to the provisions of this Agreement, each of the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.  Acquiring Fund Trust shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization ("Registration Statement"). The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7.  Each of the Acquiring Fund and the Acquired Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8.  Acquired Fund Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as Acquiring Fund Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Acquired Fund Trust's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Acquiring Fund Trust's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9.  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10.  The Acquiring Fund shall not change its Declaration of Trust, prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund prior to the Closing, except as required by the Commission.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

The obligations of Acquired Fund Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Acquired Fund Trust's election, to the performance by Acquiring Fund Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.  All representations and warranties of Acquiring Fund Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2.  Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Acquiring Fund Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3.  Acquiring Fund Trust shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as Acquired Fund Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) Acquired Fund Trust's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Acquiring Fund Trust's assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4.  Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of Acquiring Fund Trust, on behalf of the Acquiring Fund, by Acquiring Fund Trust's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Acquired Fund Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Acquired Fund Trust shall reasonably request.

6.5.  The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

The obligations of Acquiring Fund Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at Acquiring Fund Trust's election, to the performance by Acquired Fund Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1.  All representations and warranties of Acquired Fund Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2.  Acquired Fund Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Acquired Fund Trust, on behalf of the Acquired Fund, on or before the Closing Date.

7.3.  Acquired Fund Trust shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of Acquired Fund Trust. Acquired Fund Trust shall have executed and delivered all such assignments and other instruments of transfer as Acquiring Fund Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) Acquired Fund Trust's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Acquiring Fund Trust's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4.  Acquired Fund Trust, on behalf of the Acquired Fund, shall have delivered to Acquiring Fund Trust a certificate executed in the name of Acquired Fund Trust, on behalf of the Acquired Fund, by Acquired Fund Trust's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Acquiring Fund Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as Acquiring Fund Trust shall reasonably request.

7.5.  The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Acquired Fund Trust, on behalf of the Acquired Fund, or Acquiring Fund Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1.  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provision of the Charter and by-laws of Acquired Fund Trust, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither Acquired Fund Trust nor Acquiring Fund Trust may waive the condition set forth in this paragraph 8.1.

8.2.  On the Closing Date no action, suit or other proceeding shall be pending or, to Acquired Fund Trust's or to Acquiring Fund Trust's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by Acquired Fund Trust or Acquiring Fund Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4.  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.  The parties shall have received the opinion of Dechert LLP dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions, and representations made by Acquired Fund Trust, on behalf of the Acquired Fund, Acquiring Fund Trust, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the transaction contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities; (iii) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Acquired Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; (viii) an Acquired Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefore, provide that he or she held such Acquired Fund Shares as capital assets; and (ix) the Acquiring Fund will succeed to, and take into account (subject to the conditions and limitations specified in Sections 381,382, 383, and 384 of the Code and the Regulations thereunder) the items of the Acquired Fund described in Section 381(c) of the Code. The opinion will not address whether gain or loss will be recognized with respect to any contracts subject to Section 1256 of the Code in connection with the reorganization. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of Acquired Fund Trust and Acquiring Fund Trust. Notwithstanding anything herein to the contrary, neither Acquired Fund Trust nor Acquiring Fund Trust may waive the condition set forth in this paragraph 8.5.

8.6.  The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in its Declaration of Trust or of investment restrictions disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.  INDEMNIFICATION

9.1.  Acquiring Fund Trust, out of the Acquiring Fund's assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless Acquired Fund Trust and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Acquiring Fund Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by Acquiring Fund Trust (or the Acquiring Fund) is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2.  Acquired Fund Trust, out of the Acquired Fund's assets and property including (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless Acquiring Fund Trust and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Acquired Fund Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by Acquired Fund Trust (or the Acquired Fund) is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.  BROKERAGE FEES AND EXPENSES

10.1.  Acquiring Fund Trust, on behalf of the Acquiring Fund, and Acquired Fund Trust, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.  The expenses relating to the Reorganization will be borne by J.P. Morgan Investment Management Inc.. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding a shareholders' meeting pursuant to paragraph 5.2. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.  Acquiring Fund Trust and Acquired Fund Trust agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Section 9 shall survive the Closing.

12.  TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Board of Trustees of Acquiring Fund Trust or the Board of Trustees of Acquired Fund Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Acquiring Fund Trust and Acquired Fund Trust.

14.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to Acquiring Fund Trust, or Acquired Fund Trust, at the address set forth in the preamble to this Agreement, in each case to the attention of Nina O. Shenker and with a copy to Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004, attn.: John E. Baumgardner, Jr.

15.  HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; RULE 145

15.1.  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

15.3.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4.  Pursuant to Rule 145 under the 1933 Act, the Acquired Fund will, in connection with the issuance of any Acquiring Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

"THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO [ACQUIRING FUND] OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO [ACQUIRING FUND], SUCH REGISTRATION IS NOT REQUIRED;"

and, further, the Acquired Fund will issue stop transfer instructions to its transfer agent with respect to such Acquired Fund Shares.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or any Vice President.

[JPMORGAN ACQUIRING FUND TRUST], on behalf its series, [Acquiring Fund Trust Series] By: Name: Title:	[JPMORGAN ACQUIRED FUND TRUST], on behalf of its series, [Acquired Fund Trust Series] By: Name: Title:

With respect to Section 10.2 of this Agreement, Accepted and Acknowledged by:

J.P. Morgan Investment Management Inc. By: Name: Title:

APPENDIX B

HOW TO DO BUSINESS WITH THE FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•  From Financial Intermediaries. These include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

•  Directly from the Funds through One Group Dealer Services, Inc. (the "Distributor").

When can I buy shares?

•  Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•  Purchase requests received by the Fund or an authorized agent of the Fund in proper form before 4:00 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

•  If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

•  The Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or trading that they determine is abusive.

•  The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•  Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable effectively to identify market timers, long-term investors may be adversely affected. Although the Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•  Subject to the foregoing, the Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•  JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund (Short-Term Bond Funds) and the JPMorgan money market funds, which are intended for short-term investment horizons, do not monitor for market timers or prohibit such short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•  In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

•  Shares are electronically recorded. Therefore, certificates will not be issued.

What kind of shares can I buy?

•  This Prospectus/Proxy Statement offers Class A, Class B, Class C, Class M, Select Class and Institutional Class shares.

•  Class A, Class B and Class C shares are available to the general public.

•  Class M shares are available to Japanese investors only.

•  Select Class and Institutional Class shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase & Co. Accounts may be opened with the Funds' transfer agent, Boston Financial Data Services, Inc., either directly or through a Financial Intermediary.

•  Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this Prospectus/Proxy Statement entitled "Sales Charges."

  Class A Shares

•  You may pay a sales charge at the time of purchase.

•  Sales charges are reduced on investments of $50,000 or more for Equity Funds and $100,000 or more for Fixed Income Funds. The amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

•  You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

•  Generally, there is no contingent deferred sales charge except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

•  Class A shares have lower annual expenses than Class B or Class C shares as a result of lower ongoing Rule 12b-1 fees.

•  There is no maximum investment amount for Class A shares.

  Class B Shares

•  You will not pay a sales charge at the time of purchase.

•  A contingent deferred sales charge will apply on shares of the Fund sold within six years (measured from the first day of the month in which the shares were purchased). The contingent deferred sales charge may be waived for certain redemptions.

•  Class B shares have higher annual expenses than Class A shares as a result of higher ongoing Rule 12b-1 fees.

•  Your Class B shares automatically convert to Class A shares after eight years (measured from the first day of the month in which the shares were purchased).

•  Class B shares should not be used for investments of more than $99,999.

1.  You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your Financial Intermediary or the Funds of any and all accounts that may be linked together for the purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A shares a more suitable investment than Class B shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges-Reducing Your Class A Sales Charges."

2.  Individual purchases of $100,000 or more will be rejected.

  Class C Shares

•  You will not pay a sales charge at the time of purchase.

•  A contingent deferred sales charge will apply on shares sold within one year of purchase (measured from the first day of the month in which the shares were purchased). The contingent deferred sales charge may be waived for certain redemptions.

•  Class C shares have higher annual expenses than Class A shares as a result of higher ongoing Rule 12b-1 fees.

•  Class C shares do not automatically convert to another class.

•  There is no maximum investment amount for Class C shares.

  Class M Shares (Japanese Investors Only)

•  Class M shares are subject to a $2,500 minimum investment requirement. There are no minimum levels for subsequent purchases.

  Select Class Shares

•  Select Class shares are not subject to a sales charge or Rule 12b-1 fees.

•  Select Class shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class shares of other JPMorgan Funds (except money market funds) in order to meet the minimum. Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class shares without regard to this minimum.  There are no minimum levels for subsequent purchases.

•  Select Class shares have higher annual expense ratios than Institutional Class shares due to higher ongoing shareholder service fees.

  Institutional Class Shares

•  Institutional Class shares are not subject to a sales charge or Rule 12b-1 fees.

•  Institutional Class shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

•  Institutional Class shares may be purchased by institutional investors such as corporations, pension and profit-sharing plans and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

•  Institutional Class shares have lower annual expense ratios than Select Class shares due to lower ongoing shareholder service fees.

The Funds reserve the right to waive investment minimums. Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds' other share classes. A person who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

How much do shares cost?

•  Shares are sold at net asset value ("NAV") per share plus a sales charge, if any.

•  Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

•  NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•  The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

•  A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this Prospectus/Proxy Statement.

How do I open an account?

1.  Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you.

2.  Decide how much you want to invest.

•  The minimum initial investment is $1,000 per Fund for Class A, Class B, and Class C shares; $1,000,000 for Select Class shares; and $3,000,000 for Institutional Class shares. An investor can combine purchases of Select Class shares, and can combine purchases of Institutional Class shares, of other JPMorgan Funds (except money market funds) to meet the minimums.

•  You are required to maintain a minimum account balance equal to the minimum initial investment in the Funds.

•  Subsequent investments must be at least $25 per Fund for Class A, Class B, and Class C shares. There is no subsequent minimum for Select Class or Institutional Class shares.

•  You should purchase no more than $99,999 of Class B shares. If you have already purchased more than $99,999 of Class B shares, you and your Financial Intermediary should carefully consider whether additional Class B shares are a suitable investment. The section of this Prospectus/Proxy Statement entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

•  Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111. For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

•  A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares-Can I automatically invest on a systematic basis?"

3.  If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

  Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

•  We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV next calculated after all of the required information is received.

•  Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable contingent deferred sales charge and/or redemption fee. In addition, you will not be entitled to recoup any sales charges and/or redemption fees paid to the Fund in connection with your purchase of Fund shares.

4.  Send the completed Account Application and a check to:

    JPMorgan Funds
P. O. Box 8528
Boston, MA 02266-8528

•  If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

    JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks.

All checks must be made payable to one of the following:

•  JPMorgan Funds; or

•  The specific Fund in which you are investing.

5.  If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

6.  If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•  Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•  Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

    JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-A)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

•  The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

•  You may revoke your right to make purchases over the telephone by sending a letter to:

    JPMorgan Funds
P.O. BOX 8528
BOSTON, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•  Select the "Systematic Investment Plan" option on the Account Application.

•  Provide the necessary information about the bank account from which your investments will be made.

•  The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

•  You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

    JPMorgan Funds
P.O. BOX 8528
BOSTON, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary.

To obtain free information presented in a clear and prominent format regarding sales charges and the reduction and elimination of sales charges on Class A, Class B and Class C shares of the Funds, visit www.jpmorganfunds.com.

Class A Shares

Class A shares of the Funds are offered at NAV plus an initial sales charge unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933. The amount of the initial sales charge you will pay will vary depending on the dollar amount of your investment. The tables below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

Sales Charges for Equity Funds

Amount of Purchases	Sales Charge as a Percentage of the Offering Price	Sales Charge as a Percentage of Your Investment	Commission as a Percentage of Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000-$99,999	4.50%	4.71%	4.05%
$100,000-$249,999	3.50%	3.63%	3.05%
$250,000-$499,999	2.50%	2.56%	2.05%
$500,000-$999,999	2.00%	2.04%	1.60%
$1,000,000*	None	None	**

*  There is no front-end sales charge for investments of $1 million or more in a Fund.

**  If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Sales Charges for Fixed Income Funds

Amount of Purchases	Sales Charge as a Percentage of the Offering Price	Sales Charge as a Percentage of Your Investment	Commission as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.05%
$100,000-$249,999	3.50%	3.63%	3.05%
$250,000-$499,999	2.50%	2.56%	2.05%
$500,000-$999,999	2.00%	2.04%	1.60%
$1,000,000*	None	None	**

*  There is no front-end sales charge for investments of $1 million or more in a Fund.

**  If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares between 12 and 24 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charge

The Funds permit you to reduce the initial sales charge you pay on Class A shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds (other than money market funds) in which you invest even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the Funds that you would like to have one or more JPMorgan Funds linked together for purposes of reducing the initial sales charge.

•  Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A shares based on the current market value of your Class A, Class B and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C shares of a JPMorgan Fund (except Class A shares of a money market fund) held in:

1.  Your account(s);

2.  Account(s) of your spouse or domestic partner;

3.  Account(s) of children under the age of 21 who share your residential address;

4.  Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.  Solely controlled business accounts; and

6.  Single-participant retirement plans of any of the individuals in items (1) through (3) above.

  In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•  Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A shares of one or more JPMorgan Funds (other than a money market Fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13 month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A shares of the Funds if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2.  Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

3.  Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•  The JPMorgan Funds.

•  JPMorgan Chase and its subsidiaries and affiliates.

•  The Distributor and its subsidiaries and affiliates.

4.  Bought by employees of:

•  Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•  Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

•  Washington Management Corporation and its subsidiaries and affiliates.

5.  Bought by:

•  Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•  Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

•  Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•  Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•  An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•  A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

•  Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.  Bought with proceeds from the sale of Select Class shares acquired in an exchange of Select Class shares of a JPMorgan Fund for Class A shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.  Bought with proceeds from the sale of Class B shares of a JPMorgan Fund, but only if you paid a contingent deferred sales charge in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.  Bought with proceeds from the sale of Class A shares of a JPMorgan Fund (except Class A shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.  Bought when one Fund invests in another JPMorgan Fund.

10.  Bought in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

11.  Purchased during a JPMorgan Fund's special offering.

12.  Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

Class B shares are offered at NAV per share, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a contingent deferred sales charge ("CDSC") according to the following schedule:

Years Since Purchase	CDSC as a Percentage of Dollar Amount Subject to Charge
0-1	5.00%
1-2	4.00%
2-3	3.00%
3-4	3.00%
4-5	2.00%
5-6	1.00%
More than 6	None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B shares.

Conversion Feature

Your Class B shares automatically convert to Class A shares after eight years (measured from the first day of the month in which the shares were purchased).

•  After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

•  You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

•  Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

•  If you have exchanged Class B shares of one JPMorgan Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C shares are offered at NAV per share, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a Percentage of Dollar Amount Subject to Charge
0-1	1.00%
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C shares.

How the Class B and Class C CDSC is Calculated

•  The Fund assumes that all purchases made in a given month were made on the first day of the month.

•  For Class B and Class C shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B and Class C shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

•  No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

•  To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

•  If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of a Fund in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to Fund shares you receive in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C shares of the Funds:

1.  If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares-Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares-Can I redeem on a systematic basis?".

2.  Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3.  If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4.  That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 701/2 . If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.  That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6.  That are involuntary resulting from a failure to maintain the required minimum balance in an account.

7.  Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

8.  Exchanged for Class B or Class C shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares - Do I pay a sales charge on an exchange?".

9.  If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class M Shares

The public offering price of Class M Shares is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

Total Sales Charge for Fund

Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $1,000,000	3.00%	3.09%	2.70%
$1,000,000 or more*	None	None	**

*  There is no front-end sales charge for investments of $1 million or more in the Fund.

**  The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class M Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Waiver of the Class M Sales Charge

No sales charge is imposed on Class M Shares of the Fund if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2.  Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

To take advantage of any of these Class M sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this Prospectus/Proxy Statement has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1.  Class A shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2.  Class M shares pay a Rule 12b-1 fee of 0.50% of the average daily net assets of the Fund.

3.  Class B and Class C shares pay a Rule 12b-1 fee of .75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

4.  Select Class and Institutional Class shares are not subject to Rule 12b-1 fees.

SHAREHOLDER SERVICE FEES

OGDS may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. OGDS or its affiliates may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

EXCHANGING FUND SHARES

What are my exchange privileges?

•  Class A shares of a Fund may be exchanged for Class A shares of another JPMorgan Fund or Morgan Class shares of a JPMorgan money market fund.

•  Class B shares of a Fund may be exchanged for Class B shares of another JPMorgan Fund.

•  Class C shares of the Short-Term Bond Funds may be exchanged for Class C shares of any other JPMorgan Fund, including Class C shares of any of the Short-Term Bond Funds.

•  Class C shares of any other JPMorgan Fund may be exchanged for Class C shares of another JPMorgan Fund, other than for Class C shares of the Short-Term Bond Funds.

•  Class M shares of a Fund may not be exchanged.

•  Select Class shares of a Fund may be exchanged for Select Class shares of another JPMorgan Fund.

•  Institutional Class shares of a Fund may be exchanged for Institutional Class shares of another non-money market JPMorgan Fund.

You can set up a systematic exchange privilege to automatically exchange shares on a regular basis. This is a free service. However, you cannot have both a Systematic Investment Plan and a simultaneous plan for systematic exchanges for the same fund. Call 1-800-480-4111 for complete instructions.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchanges are processed the same business day they are received, provided:

•  The Fund receives the request by 4:00 p.m. ET.

•  You have contacted your Financial Intermediary, if necessary.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange. However:

•  You will pay a sales charge if you bought Class A shares of a Fund that does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging, unless you qualify for a sales charge waiver.

•  If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

1.  Your new Class B or Class C shares will be subject to the CDSC of the Fund from which you exchanged.

2.  The current holding period for your exchanged Class B or Class C shares, other than exchanged Class C shares of the Short-Term Bond Funds, is carried over to your new shares.

3.  If you exchange Class C shares of one of the Short-Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Do I pay a redemption fee on an exchange?

•  Because exchanges involve redemptions, you will pay a redemption fee of 2.00% of the value of the shares redeemed if you exchange shares of a Fund subject to redemption fees for shares of another JPMorgan Fund within 60 days of purchase. The redemption fee only applies to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans, or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Are exchanges taxable?

Generally:

•  An exchange between JPMorgan Funds is considered a sale and generally results in a long-term or short-term capital gain or loss for federal income tax purposes, depending on your holding period.

•  An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

•  You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No.

•  However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

•  Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business.

•  Redemption requests received by the Fund or an authorized agent of the Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

•  All required documentation in the proper form must accompany a redemption request. The Funds may refuse to honor incomplete redemption requests.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

1.  You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

    JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

2.  You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

3.  You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•  You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•  You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

•  On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.  A financial institution; or

2.  Your Financial Intermediary.

•  Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•  The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

•  If you own Class A, Class B, Class C or Class M shares and the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received, minus the amount of any applicable CDSC and/or redemption fee. If you own Select Class or Institutional Class shares and the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV calculated after your redemption request is received.

•  If you sell your shares of a Fund subject to redemption fees within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold in addition to any applicable CDSC. The redemption fee only applies to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

•  The redemption fees are paid to the Funds and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

•  Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

•  Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

•  The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

Yes, in the case of Class A, Class B and Class C shares. If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

•  Select the "Systematic Withdrawal Plan" option on the Account Application.

•  Specify the amount you wish to receive and the frequency of the payments.

•  You may designate a person other than yourself as the payee.

•  There is no fee for this service.

If you select this option, please keep in mind that:

•  It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge. If you own Class B or Class C shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share for shares of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

•  Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

•  Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.  To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2.  If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares-How do I open an account?".

•  The Funds may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);

3.  The SEC has permitted a suspension; or

4.  An emergency exists as determined by the SEC.

  The Statement of Additional Information offers more details about this process.

•  You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

APPENDIX C

COMPARISON OF INVESTMENT OBJECTIVES, PRIMARY
INVESTMENT STRATEGIES AND MANAGEMENT

	JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund
Investment Objective	To provide a high level of income.	To provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

Primary Investment Strategies	The Strategic Income Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:
• Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.
• Debt securities of foreign governments and companies including those located in emerging market countries. The Fund may invest only up to 30% of its net assets in issuers located in emerging market countries.
• High yield securities, which are below investment grade (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.
Under normal circumstances, the Fund will invest between 25% and 40% of its net assets in each of the three sectors. There is no limit on investment in securities issued by the U.S. government or its agencies or authorities.
Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.	The Global Strategic Income Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.
Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.
At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.
The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.
The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.
• 12% international non-dollar (range 0-25%)
• 35% public/private mortgages (range 20-45%)
• 23% public/private corporate (range 5-25%)
• 15% emerging markets (range 0-25%)
• 15% high yield corporates (range 13-33%)

JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund
The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.
The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.
The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, JPMIM, expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its net assets in debt securities of issuers in any one country other than the United States.
The Fund may borrow up to 10% of its net assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.
The Fund may also invest in high-quality short-term money market instruments and repurchase agreements.
The Fund may not invest in equity securities or securities of other investment companies with the exception of shares of money market funds.	Within each sector, a dedicated team of individuals at the adviser, JPMIM, handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.
The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. The Fund may also invest in high-quality, short-term money market instruments.
The Fund's investment objective may be changed without shareholder approval. The Fund is "diversified," as defined under the Investment Company Act of 1940.
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.
The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.
Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.
Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

	JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund
The Fund's investment objective may not be changed without shareholder approval. The Fund is "diversified," as defined under the Investment Company Act of 1940.
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.
The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.
Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.
Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Portfolio Managers	The Fund is managed by a team of individuals at JPMIM.	The Fund is managed by a team of individuals at JPMIM.

Who May Want to Invest	The Fund is designed for investors who:
• want to add an income investment to further diversify a portfolio
• want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds
• want an investment that pays monthly dividends	The Fund is designed for investors who:
• want to add an income investment to further diversify a portfolio
• want an investment whose risk/return potential is higher than that of a typical intermediate bond fund
• want an investment that pays monthly dividends
• want to add a non-U.S. investment to further diversify a portfolio

	JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund
The Fund is not designed for investors who: • are investing for aggressive long-term growth • require stability of principal	The Fund is not designed for investors who:
• are investing for aggressive long-term growth
• have a short-term investment horizon
• are adverse to below investment grade securities
• require stability of principal
• are uncomfortable with the risks of international investing

	JPMorgan Global 50 Fund	JPMorgan Fleming International Opportunities Fund
Investment Objective	To seek to provide high total return from a concentrated portfolio of global equity securities.	To seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

Primary Investment Strategies	The Fund invests in approximately 50 equity securities of primarily large- and mid-cap companies located throughout the world. Using its global perspective, the Fund's adviser uses an investment process to identify those equity securities which in its view have an exceptional return potential.
Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.
Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.
Under normal circumstances, the Fund invests in equity securities for at least three countries, including the United States, and in a variety or industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets.
The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.
Although under normal circumstances the Fund plans to remain fully invested, the Fund may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.	The Fund's assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.
Equity securities in which the Fund can invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.
Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.
The Fund focuses on individual equity selection emphasizing those securities that are ranked as undervalued according to proprietary research of the adviser, JPMIM. The Fund is not constrained by capitalization, style or geographical limits and will be broadly diversified across industries.
The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.
The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns where appropriate through managing currency exposure.
While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by JPMIM to be of comparable quality.

JPMorgan Global 50 Fund	JPMorgan Fleming International Opportunities Fund
The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. The may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.
The Fund is "diversified" as defined in the 1940 Act. The Fund's investment objective may be changed without shareholder approval.
In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.
Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of 2,500 securities are identified.
The adviser takes an in-depth look at company prospects over a relatively long period-often as much as five years-rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify the research team's findings.
Using research as the basis for investment decisions, the adviser constructs a concentrated stock portfolio representing equity securities of companies which in its view have an exceptional return potential relative to other companies. The adviser's security selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect its performance over the next 12 months.
The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign countries.	The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.
The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.
The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.
Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.
The Fund is "diversified" as defined in the 1940 Act.
The Fund's investment objective may be changed without shareholder approval.
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.
The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.
The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.
Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.
In these processes, the analyst focus on a relatively long period rather than on near-term expectations alone.

	JPMorgan Global 50 Fund	JPMorgan Fleming International Opportunities Fund
Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:
• catalysts that could trigger a change in a stock's price
• potential reward compared to potential risk
• temporary mispricings caused by market overreactions

Portfolio Managers	The portfolio team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984.	The management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984, Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in 1997, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining JPMorgan Chase, Mr. Alexandrakis was a Senior Vice President and Director of Pioneer Investment Management managing several International and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.

Who May Want to Invest	The Fund is designed to investors who:
• are pursuing a long-term goal such as retirement
• want to add a global investment with growth potential to further diversify a portfolio
• are willing to accept the added risk of a fund that invests in a relatively small number of stocks
The Fund is not designed for investors who:
• require regular income or stability of principal
• are pursuing a short term goal or investing emergency reserves
• are uncomfortable with the risks of international investing
• are looking for a less aggressive stock investment
• want a fund that consistently focuses on particular industries or sectors	The Fund is designed for investors who:
• are pursuing a long-term goal such as retirement
• want to add a non-U.S. investment with growth potential to further diversify a portfolio
• want a fund that seeks to outperform the markets in which it invests over the long term
The Fund is not designed for investors who:
• are uncomfortable with the risks of international investing
• are looking for a less aggressive stock investment
• require regular income or stability of principal
• are pursuing a short-term goal or investing emergency reserves

APPENDIX D

Financial Highlights of each of the Acquiring Funds

JPMORGAN GLOBAL STRATEGIC INCOME FUND

	Per share operating performance:
		Income from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operation	Dividends from net investments income	Distributions from capital gains	Tax return of capital	Total distributions	Net asset value, end of period
Class A Shares^^
09/01/03 Through 02/29/04	$ 8.92	0.22^	0.23	0.45	0.22	-	-	0.22	$9.15
Year Ended 08/31/03	$ 8.64	0.40^	0.31	0.71	0.43	-	-	0.43	$8.92
11/01/01 Through 08/31/02	$ 8.91	0.55	(0.33)	0.22	0.47	-	0.02	0.49	$8.64
09/10/01** Through 10/31/01	$ 9.13	0.09^	(0.22)	(0.13)	0.09	-	-	0.09	$8.91
Institutional Class Shares^^
09/01/03 Through 02/29/04	$ 8.92	0.24^	0.25	0.49	0.25	-	-	0.25	$9.16
Year Ended 08/31/03	$ 8.65	0.48^	0.27	0.75	0.48	-	-	0.48	$8.92
11/01/01 Through 08/31/02	$ 8.95	0.47	(0.30)	0.17	0.45	-	0.02	0.47	$8.65
Year Ended 10/31/01	$ 9.29	0.69^	(0.16)	0.53	0.87	-	-	0.87	$8.95
Year Ended 10/31/00	$ 9.35	0.88	(0.25)	0.63	0.69	-	-	0.69	$9.29
Year Ended 10/31/99	$ 9.72	0.62	(0.37)	0.25	0.62	-	-	0.62	$9.35
Year Ended 10/31/98	$10.16	0.75	(0.45)	0.30	0.70	0.02	0.02	0.74	$9.72

	Ratios / Supplemental data:
			Ratios to average net assets: #
	Total return(1)(b)	Net assets end of period (millions)	Net expenses	Net investment Income (loss)	Expenses without waivers, reimbursements and earnings credits	Net investment Income (loss) without waivers, reimbursements and earnings credits		Portfolio turnover rate(b)
Class A Shares^^
09/01/03 Through 02/29/04	5.06%	$ -†	1.25%	4.93%	5.00%	1.18%		101%
Year Ended 08/31/03	8.33%	$ -†	1.25%	4.45%	7.26%	(1.56)%		248%
11/01/01 Through 08/31/02	2.54%	$ -†	1.25%	6.20%	35.90%!!	(28.45	)%!!	178%
09/10/01** Through 10/31/01	(2.30)%	$ -†	1.25%	6.99%	11.01%	(2.77)%		107%
Institutional Class Shares^^
09/01/03 Through 02/29/04	5.49%	$ 53	0.65%	5.37%	1.04%	4.98%		101%
Year Ended 08/31/03	8.86%	$108	0.65%	5.42%	0.97%	5.10%		248%
11/01/01 Through 08/31/02	1.92%	$135	0.65%	6.44%	0.98%	6.11%		178%
Year Ended 10/31/01	5.86%	$143	0.65%	7.50%	0.80%	7.35%		107%
Year Ended 10/31/00	6.93%	$163	0.65%	7.36%	0.80%	7.21%		266%~
Year Ended 10/31/99	2.62%	$183	0.65%	6.70%	0.78%	5.29%		318%~
Year Ended 10/31/98	2.91%	$224	0.65%	6.59%	0.83%	6.41%		368%~

**  Commencement of offering of class of shares.

^  Calculated based upon average shares outstanding.

^^  The fund changed its fiscal year end from October 31 to August 31.

(1)  Total return figures do not include the effect of any front-end or deferred sales load.

(b)  Not annualized for periods less than one year.

#  Short periods have been annualized.

†  Amount rounds to less than one million

!!  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

~  Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

D-1

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND(o)

	Per share operating performance:
		Income from investment operations:				Less distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from capital gains	Total dividends and distributions	Net asset value, end of period	Total return (1)(a)
Class A Shares
11/1/03 Through 04/30/04*	$ 9.10	0.02^		0.84	0.86	0.17	-	0.17	$9.79	9.56%
Year Ended 10/31/03	$ 7.49	-^(b)		1.68	1.68	0.07	-	0.07	$9.10	22.70%
Year Ended 10/31/02	$ 8.63	0.02		(1.09)	(1.07)	0.07	-	0.07	$7.49	(12.55)%
09/10/01 ** Through 10/31/01	$ 9.18	(0.01	)^	(0.54)	(0.55)	-	-	-	$8.63	(5.99)%
Select Class Shares
11/01/03 Through 04/30/04*	$ 9.22	0.05^		0.86	0.91	0.24	-	0.24	$9.89	9.96%
Year Ended 10/31/03	$ 7.53	0.05^		1.72	1.77	0.08	-	0.08	$9.22	23.77%
Year Ended 10/31/02	$ 8.64	0.08		(1.10)	(1.02)	0.09	-	0.09	$7.53	(11.98)%
12/01/00 Through 10/31/01***(a)	$11.81	0.08^		(2.65)	(2.57)	0.32	0.28	0.60	$8.64	(22.66)%
Year Ended 11/30/00	$13.41	0.14		(1.58)	(1.44)	0.16	-	0.16	$11.81	(10.87)%
Year Ended 11/30/99	$10.45	0.22		3.05	3.27	0.31	-	0.31	$13.41	32.13%
Year Ended 11/30/98	$10.32	0.24		(0.01)	0.23	0.10	-	0.10	$10.45	2.30%

	Ratios / Supplemental Data
		Ratios to average net assets #
	Net assets, end of period (ooo omitted)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Net investment Income (loss) without waivers, reimbursements and earnings credits	Portfolio turnover rate(a)
Class A Shares
11/1/03 Through 04/30/04*	$12,026	1.90%	0.37%	2.18%	0.09%	51%
Year Ended 10/31/03	$10,650	1.90%	(0.02)%	2.39%	(0.51)%	79%
Year Ended 10/31/02	$12,057	1.90%	0.20%	1.98%	0.12%	121%
09/10/01 ** Through 10/31/01	$21,237	1.90%	(0.48)%	1.90%	(0.48)%	110%
Select Class Shares
11/01/03 Through 04/30/04*	$34,021	1.20%	1.04%	1.31%	0.93%	51%
Year Ended 10/31/03	$30,969	1.20%	0.58%	1.37%	0.41%	79%
Year Ended 10/31/02	$33,428	1.20%	0.89%	1.22%	0.87%	121%
12/01/00 Through 10/31/01***@	$37,271	1.27%	0.85%	1.27%	0.85%	110	%- -
Year Ended 11/30/00	$79,408	1.21%	0.55%	1.21%	0.55%	86	%- -
Year Ended 11/30/99	$67,543	1.18%	0.47%	1.24%	0.41%	80	%- -
Year Ended 11/30/98	$55,050	1.20%	0.96%	1.24%	0.92%	143	%- -

*  Unaudited.

**  Commencement of offering of class of shares.

***  The Fund changed its fiscal year end from November 30 to October 31.

^  Calculated based upon average shares outstanding.

(1)  Total return figures do not include the effect of any front-end or deferred sales load.

(a)  Not annualized for periods less than one year.

(b)  Amount rounds to less than $.01.

(o)  Formerly JPMorgan Institutional International Opportunities Fund.

#  Short periods have been annualized.

- -  Prior to September 10, 2001, IOF invested all of its investable assets in the International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.

@  Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.

D-2

APPENDIX E

Management's Discussion of Fund Performance-Acquiring Funds

JPMorgan Global Strategic Income Fund

Portfolio Performance Review

How did the fund perform?

JPMorgan Global Strategic Income Fund, which seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers, had a total return of 5.49% (Institutional shares) for the six-month period ended February 29, 2004. This compares to the 4.93% return of the Lehman Aggregate Bond Index, the Fund's benchmark for the same six-month period.

How did the fund outperform its benchmark?

Our overweighting of high-yield debt added to performance at a time when investors sought higher yielding securities. Another successful strategy was our overweighting of emerging markets debt. The Fund benefited from successful security selection and our underweighting of the residential mortgage sector. Our commercial mortgage-backed securities (CMBS) overweighting was a positive as was our underweighting of Treasury and agency debt. Conversely, the Fund's non-dollar international position detracted from performance.

How was the fund managed?

As fundamental credit quality continued to improve, we increased our allocation to high yield and emerging markets debt, choosing our individual holdings by taking a bottom-up view of company and country fundamentals. We overweighted CMBS. We underweighted investment-grade corporate bonds and residential mortgages. Within our mortgage holdings, we actively managed coupon selection, particularly 30-year current coupons (i.e., Fannie Mae 5.5% and 6%). Our allocations to Treasuries and agencies was underweight compared to those of the benchmark index, which is consistent with our strategy.

FUND FACTS

•  Fund Inception: 03/17/1997

•  Fiscal Year End: August 31

•  Net Assets (as of 02/29/2004) in millions: $56

•  Primary Benchmark: Lehman Aggregate Bond Index

•  Average Credit Quality: BBB+

•  Duration: 4-5 years

JPMorgan Fleming International Opportunities Fund

Portfolio Performance Review

How did the fund perform?

JPMorgan Fleming International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in less developed and, to a lesser extent, emerging markets, rose by 10.2% (Institutional shares) in the six-month period ended April 30, 2004. This compares with a rally of 12.4% in the MSCI EAFE Index (in U.S. dollars) for the same six-month period.

Why did the fund underperform its benchmark?

The Fund rallied with the international equity markets in the six-month period ended April 30, 2004, although it trailed the MSCI EAFE Index benchmark. Stock selection in two sectors-Transportation & Consumer Cyclicals and Basic Industries-caused the majority of the shortfall. But this was partly offset by a strong relative contribution from Capital Market Banks, Information Technology and Telecommunications stocks.

In the Transportation & Consumer Cyclical sector, the greatest detractor was Adecco, the Swiss human resources solutions company. Adecco announced at the beginning of 2004 that it would delay publication of 2003 results because it had uncovered accounting irregularities in its North American operations. Toward the end of April, it announced a further postponement, leading to fears that it would breach a bank loan covenant. Also in this sector, Cathay Pacific, the Hong Kong-based airline, underperformed as a result of worries regarding high fuel prices and slower growth in China.

E-1

In Basic Materials, POSCO, the Korean steel company, and Ciba Specialty Chemicals, the Swiss chemicals company, both rose in price, but even so trailed a strong sector performance. In the case of POSCO, the position was added at what proved to be a short-term peak for the stock price.

There was a strong relative performance among Capital Markets Bank stocks. Aiful, the Japanese consumer finance company, experienced a stock price rise of more than 50% as the Japanese economy appeared to be in a sustainable recovery. Man Group, the hedge fund manager, performed well due to rapid growth in assets under management.

Both the Information Technology and Telecommunications sectors contributed. In Information Technology, Kyocera, the diversified Japanese technology company, performed well as recovery brought rising demand for its products. In Telecommunications, Advanced Information Technology, the Thai cellular phone company, performed well as investors anticipated revenue growth.

How was the fund managed?

In line with a belief that the global economy will continue to recover, stock selection has led the Portfolio to have a bias towards high-quality companies with operational leverage to the global economy. As always, use of the Dividend Discount Rate model to evaluate stocks causes the Fund to take a longer term view of a stock's prospects.

FUND FACTS

•  Fund Inception: 02/26/1997

•  Fiscal Year End: October  31

•  Net assets (as of 04/30/2004) in millions: $175.40

•  Primary Benchmark: MSCI EAFE Index

E-2

APPENDIX F

Similarities and Differences in the Forms of Organization of the JPMorgan Trust I
and JPMorgan Funds

	JPMorgan Trust I (a Delaware statutory trust)	J.P. Morgan Institutional Funds (a Massachusetts business trust) JPMorgan Fleming International Opportunities Fund, JPMorgan Global Strategic Income Fund	J.P. Morgan Series Trust (a Massachusetts business trust) (JPMorgan Global 50 Fund)	J.P. Morgan Mutual Fund Group (a Massachusetts business trust) (JPMorgan Strategic Income Fund)
Quorum of shareholders	Majority of shares entitled to vote.	One-third of shares entitled to vote.	One-third of shares entitled to vote.	Majority of shares entitled to vote.

Can the Fund issue an unlimited number of shares?	Yes.	Yes.	Yes.	Yes.

Do the Directors/Trustees have the power to materially amend the governing instrument without shareholder approval?	Yes.	Yes(1),(2)	Yes.(1),(2)	Yes.(2)

Can the Directors/Trustees amend the by-laws without shareholder approval?	Yes.	Yes.(3)	Yes.(3)	Yes.(3)

Is termination of the trust/corporation (as opposed to a series thereof) possible without shareholder approval?	Yes.	Yes.	Yes.	Yes.

Can the Directors/Trustees act without a meeting?	Yes.(4)	Yes.	Yes.	Yes.(5)

Director/Trustee liability other than what the federal securities laws already prescribe?	No.	Yes.	Yes.	No.

(1)  Provided that such amendment may not adversely effect the economic value or legal rights of a shareholder.

(2)  Provided that (A) no amendment which the Trustees have determined would affect the rights, privileges and interests of holders of a particular series of shares differently than the holders of all series of shares, and which would otherwise require a majority shareholder vote of shareholders of such series, and (B) no amendment may be made which would change any rights with respect to the shares, or any series of shares, by reducing the amount payable thereon upon liquidation of the trust or by diminishing or eliminating any voting rights pertaining thereto, except with the majority shareholder vote of the shares or that series of shares.

(3)  Except where such amendment, adoption or repeal requires, pursuant to law, the Declaration of Trust or the by-laws, a vote of the shareholders.

(4)  If a majority of trustees consent to action in writing.

(5)  Provided that there is unanimous consent to any action taken.

F-1

	JPMorgan Trust I (a Delaware statutory trust)	J.P. Morgan Institutional Funds (a Massachusetts business trust) JPMorgan Fleming International Opportunities Fund, JPMorgan Global Strategic Income Fund	J.P. Morgan Series Trust (a Massachusetts business trust) (JPMorgan Global 50 Fund)	J.P. Morgan Mutual Fund Group (a Massachusetts business trust) (JPMorgan Strategic Income Fund)
Shareholder liability?	No.	No.	No.	No.

Term of office of Directors/Trustees	Until death, resignation, mandatory retirement age, declaration of incompetence by court, or removal.	Resignation, removal with cause by at least two-thirds of the remaining Trustees, incapacitation, pursuant to any mandatory retirement age established by the Trustees, by a vote of two thirds of the outstanding shares of each series.	Resignation, removal with cause by at least two-thirds of the remaining Trustees, incapacitation, pursuant to any mandatory retirement age established by the Trustees, by a vote of two thirds of the outstanding shares of each series.	Until resignation, removal, or incapacitation by illness or injury.

Vote required for a reorganization	Majority vote of trustees.	Approval of majority of outstanding voting securities entitled to vote.	Yes.	(i) Two-thirds of outstanding shares of series or (ii) majority vote of outstanding shares entitled to vote if reorganization recommended by trustees.

Rights of Inspection?	Yes.	No. provision.	No. provision.	Yes.

F-2

JPMIFN-5

PART B

J.P. MORGAN INSTITUTIONAL FUNDS

JPMorgan Global Strategic Income Fund

JPMorgan Fleming International Opportunities Fund

Statement of Additional Information

October 30, 2004

Acquisition of the Assets and Assumption of the Liabilities of (each an “Acquired Fund”):	By and in Exchange for Shares of (each an “Acquiring Fund”):
JPMorgan Strategic Income Fund (“Strategic Income Fund”) (a series of J.P. Morgan Mutual Fund Group)	JPMorgan Global Strategic Income Fund (“Global Strategic Income Fund”) (a series of J.P. Morgan Institutional Funds)

JPMorgan Global 50 Fund (“Global 50 Fund”) (a series of J.P. Morgan Series Trust)	JPMorgan Fleming International Opportunities Fund (“International Opportunities Fund”) (a series of J.P. Morgan Institutional Funds)

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated October 30, 2004, relating specifically to the proposed transfer of all of the assets of each Acquired Fund by the respective Acquiring Fund, and the assumption of all of the liabilities of each Acquired Fund by the respective Acquiring Fund.  To obtain a copy of the Proxy Statement/Prospectus, please write to JPMorgan Mutual Funds at 522 Fifth Avenue, New York, New York 10036 or call (800) 348-4782.  Each transfer is to occur pursuant to an Agreement and Plan of Reorganization.

TABLE OF CONTENTS

1.	General Information

2.	Financial Statements

3.	Pro Forma Financial Statements and notes for JPMorgan Strategic Income Fund and JPMorgan Global Strategic Income Fund

4.	Pro Forma Financial Statements and notes for JPMorgan Global 50 Fund and JPMorgan Fleming International Opportunities Fund

GENERAL INFORMATION

A Special Meeting of Shareholders of the JPMorgan Funds to consider the Reorganizations will be held at the offices of J.P. Morgan Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036, on Thursday, January 20, 2005, at 9:00 a.m, Eastern time.  For further information about the Reorganizations, see the Proxy Statement Prospectus.

FINANCIAL STATEMENTS

This Statement of Additional Information consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.                                       The Statement of Additional Information for the JPMorgan Strategic Income Fund dated December 29, 2003 (Accession Number 0001047469-03-042095);

2.                                       The Statement of Additional Information for the JPMorgan Global Strategic Income Fund dated December 29, 2003 (Class A, Institutional and Select Class Shares) (Accession Number 0001047469-03-042095);

3.                                       The Statement of Additional Information for the JPMorgan Global Strategic Income Fund  (Class B, C and M Shares) dated December 29, 2003 (Accession Number 0001047469-03-042095) and the Statement of Additional for Classes B, C and M Shares of the JPMorgan Global Strategic Income Fund filed October 29, 2004 (Accession Number 0001047469-04-032501);

1

4.                                       The Financial Statements of the JPMorgan Strategic Income Fund as included in the Fund’s Annual Report filed for the year ended August 31, 2003 (Accession Number 0001047469-03-034560);

5.                                       The Financial Statements of the JPMorgan  Global Strategic Income Fund as included in the Fund’s Annual Report filed for the year ended August 31, 2003 (Accession Number 0001047469-03-034560);

6.                                       The Financial Statements of the JPMorgan Strategic Income Fund as included in the Fund’s Semi-Annual Report filed for the period ended February 29, 2004 (Accession Number 0001047469-04-015963); and

7.                                       The Financial Statements of the JPMorgan Global Strategic Income Fund as included in the Fund’s Semi-Annual Report filed for the period ending February 29, 2004 (Accession Number 0001047469-04-015963).

8.                                       The Statement of Additional Information for the JPMorgan Global 50 Fund dated March 1, 2004 (Accession Number 0001047469-04-005949);

9.                                       The Statement of Additional Information for the JPMorgan Fleming International Opportunities Fund dated February 28, 2004 revised as March 29, 2004 (Accession Number 0001047469-04-009780);

10.                                 The Financial Statements of the JPMorgan Global 50 Fund as included in the Fund’s Annual Report filed for the year ended October 31, 2003 (Accession Number 0001047469-03-042435);

11.                                 The Financial Statements of the JPMorgan Fleming International Opportunities Fund as included in the Fund’s Annual Report filed for the year ended October 31, 2003 (Accession Number 0001047469-03-042431);

12.                                 The Financial Statements of the JPMorgan Global 50 Fund as included in the Fund’s Semi-Annual Report filed for the period ending April 30, 2004 (Accession Number 0001047469-04-021730); and

13.                                 The Financial Statements of the JPMorgan Fleming International Opportunities Fund as included in the Fund’s Semi-Annual Report filed for the period ending April 30, 2004 (Accession Number 0001047469-04-021726).

2

Shown below are the financial statements for each Fund and pro forma financial statements for the Combined Funds, assuming the reorganization is consummated as of the dates noted on the following tables.  The first table presents Portfolio of Investments for each Fund and pro forma figures for the Combined Fund.  The second table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the Combined Fund.  The third table presents Statements of Operations for each Fund and estimated pro forma figures for the Combined Fund.  These tables are followed by the Notes to the Pro Forma Financial Statements.

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
U.S. Treasury Securities (3.0%)
$455		$455	U. S. Treasury Notes & Bonds, 3.38%, 11/15/08	$466		$466
	$150	150	U.S. Treasury Bills, .92%, 05/20/04		$150	150
	100	100	U.S. Treasury Notes & Bonds, 3.25%, 05/31/04		101	101
35		35	U.S. Treasury Notes & Bonds, 2.13%, 10/31/04	35		35
25		25	U.S. Treasury Notes & Bonds, 1.75%, 12/31/04	25		25
50		50	U.S. Treasury Notes & Bonds, 1.63%, 04/30/05	50		50
130		130	U.S. Treasury Notes & Bonds, 1.13%, 06/30/05	130		130
	100	100	U.S. Treasury Notes & Bonds, 1.88%, 11/30/05		101	101
100		100	U.S. Treasury Notes & Bonds, 2.38%, 08/15/06	101		101
420		420	U.S. Treasury Notes & Bonds, 2.63%, 11/15/06	427		427
20		20	U.S. Treasury Notes & Bonds, 2.25%, 02/15/07	20		20
	80	80	U.S. Treasury Notes & Bonds, 6.63%, 05/15/07		91	91
210		210	U.S. Treasury Notes & Bonds, 3.25%, 01/15/09	213		213
70		70	U.S. Treasury Notes & Bonds, 3.00%, 02/15/09	70		70
185		185	U.S. Treasury Notes & Bonds, 4.25%, 08/15/13	190		190
5		5	U.S. Treasury Notes & Bonds, 4.25%, 11/15/13	5		5
5		5	U.S. Treasury Notes & Bonds, 4.00%, 02/15/14	5		5
	125	125	U.S. Treasury Notes & Bonds, 5.50%, 08/15/28		134	134
55		55	U.S. Treasury Notes & Bonds, 6.25%, 05/15/30	66		66
70		70	U.S. Treasury Notes & Bonds, 5.38%, 02/15/31	75		75
Total U.S. Treasury Securities (Cost $2,423)				1,878	577	2,455
U.S. Government Agency Securities (0.2%)
75		75	Federal Home Loan Bank, 1.63%, 06/15/05	75		75
80		80	Federal National Mortgage Association, 7.13%, 01/15/30	99		99
Total U.S. Government Agency Securities (Cost $163)				174		174

See unaudited notes to pro forma financial statements.

3

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
Foreign Government Securities (22.8%)
	327	327	Dominican Republic, 9.50%, 09/27/06		235	235
	325	325	Dominican Republic, 9.04%, 01/23/13,		218	218
	90	90	Federal Republic of Brazil, 10.00%, 08/07/11		93	93
	130	130	Federal Republic of Brazil, 2.06%, 04/15/12, FRN		111	111
70		70	Federal Republic of Brazil (Brazil), 11.25%, 07/26/07	78		78
60		60	Federal Republic of Brazil (Brazil), 11.50%, 03/12/08	67		67
41	97	138	Federal Republic of Brazil (Brazil), 2.06%, 04/15/09, FRN	38	89	127
209	180	389	Federal Republic of Brazil (Brazil), 8.00%, 04/15/14	200	172	372
	25	25	Federal Republic of Brazil (Brazil), 12.75%, 01/15/20		30	30
	135	135	Federal Republic of Brazil (Brazil), 8.88%, 04/15/24		122	122
145	418	563	Federal Republic of Brazil (Brazil), 11.00%, 08/17/40	152	438	590
	130	130	Federal Republic of Germany (Germany), 5.00%, 05/20/05, Ser. 135		167	167
	170	170	Federal Republic of Germany (Germany), 5.00%, 08/19/05, Ser. 136		220	220
	200	200	Federal Republic of Germany (Germany), 4.00%, 02/16/07, Ser. 139		258	258
	370	370	Federal Republic of Germany (Germany), 5.25%, 01/04/08, Ser. 98		497	497
	10	10	Federal Republic of Germany (Germany), 4.50%, 07/04/09, Ser. 99		13	13
	20	20	Federal Republic of Germany (Germany), 5.25%, 01/04/11, Ser. 00		27	27
95		95	Federal Republic of Germany (Germany), 4.25%, 01/04/14	120		120
	10	10	Federal Republic of Germany (Germany), 6.25%, 01/04/24, Ser. 94		15	15
	75	75	Federal Republic of Germany (Germany), 4.75%, 07/04/34, Ser. 0301		92	92
	20	20	Government of Canada (Canada), 7.00%, 12/01/06		17	17
	70	70	Government of Canada (Canada), 5.50%, 06/01/10		57	57
	40	40	Government of Canada (Canada), 5.25%, 06/01/12		32	32
	30	30	Government of Canada (Canada), 8.00%, 06/01/27, Ser. VW17		31	31
	145	145	Government of France (France), 5.50%, 04/25/07		195	195
155		155	Government of France (France), 4.00%, 04/25/09	199		199
	450	450	Government of France (France), 4.00%, 04/25/13		557	557
	200	200	Government of France (France), 5.00%, 10/25/16		265	265
	60	60	Government of France (France), 5.75%, 10/25/32		85	85

See unaudited notes to pro forma financial statements.

4

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
	140	140	Kingdom of Belgium (Belgium), 4.25%, 09/28/13, Ser. 41		176	176
	140	140	Malaysia Government International Bond (Malaysia), 8.75%, 06/01/09		173	173
100	190	290	Malaysia Government International Bond (Malaysia), 7.50%, 07/15/11	119	226	345
71	141	212	National Republic of Bulgaria (Bulgaria), 2.00%, 07/28/11, Ser. IAB, FRN	69	138	207
113	166	279	National Republic of Bulgaria (Bulgaria), 2.00%, 07/28/12, Ser. A, FRN	111	163	274
100	198	298	National Republic of Bulgaria (Bulgaria), 8.25%, 01/15/15, #	120	237	357
500		500	Netherlands Government Bond (The Netherlands), 5.50%, 07/15/10	690		690
250		250	Province of Ontario (Canada), 6.00%, 02/21/06	269		269
100		100	Province of Quebec (Canada), 6.13%, 01/22/11, Ser. PJ	113		113
250		250	Republic of Chile (Chile), 5.63%, 07/23/07	270		270
235	15	250	Republic of Colombia, 9.75%, 04/23/09	266	17	283
	89	89	Republic of Colombia, 10.00%, 01/23/12		99	99
135	220	355	Republic of Colombia, 11.75%, 02/25/20, MTN	166	270	436
	55	55	Republic of Colombia, 10.38%, 01/28/33		60	60
	290	290	Republic of Colombia (Colombia), 9.75%, 04/09/11		333	333
250		250	Republic of Costa Rica (Costa Rica), 8.11%, 02/01/12, #	279		279
	140	140	Republic of Costa Rica (Costa Rica), 6.55%, 03/20/14, #		141	141
25		25	Republic of Egypt (Egypt), 8.75%, 07/11/11, Regulation S	30		30
	138	138	Republic of El Salvador, 8.50%, 07/25/11		157	157
100	255	355	Republic of El Salvador (El Salvador), 7.75%, 01/24/23, #	108	275	383
100	215	315	Republic of El Salvador (El Salvador), 8.25%, 04/10/32, #	100	215	315
250		250	Republic of Italy (Italy), 2.50%, 03/31/06, MTN	254		254
	85	85	Republic of Korea (South Korea), 8.88%, 04/15/08		103	103
90	100	190	Republic of Panama (Panama), 9.63%, 02/08/11	104	116	220
100	145	245	Republic of Panama (Panama), 10.75%, 05/15/20	123	178	301
	240	240	Republic of Panama (Panama), 9.38%, 01/16/23		262	262

See unaudited notes to pro forma financial statements.

5

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
193	245	438	Republic of Peru (Peru), 9.13%, 02/21/12	215	273	488
25		25	Republic of Peru (Peru), 9.88%, 02/06/15	29		29
135	342	477	Republic of Peru (Peru), 4.50%, 03/07/17, FRN	117	296	413
47	155	202	Republic of Peru (Peru), 5.00%, 03/07/17, FRN	43	142	185
	110	110	Republic of Philippines (Philippines), 8.88%, 04/15/08		119	119
38	159	197	Republic of Philippines (Philippines), 8.38%, 03/12/09	40	165	205
82		82	Republic of Philippines (Philippines), 9.88%, 03/16/10	89		89
145	85	230	Republic of Philippines (Philippines), 9.88%, 01/15/19	148	87	235
	210	210	Republic of South Africa (South Africa), 9.13%, 05/19/09		256	256
200	205	405	Republic of South Africa (South Africa), 8.50%, 06/23/17	244	250	494
	95	95	Republic of Trinidad & Tobago (Trinidad & Tobago), 9.75%, 07/01/20		125	125
	25	25	Republic of Turkey (Turkey), 9.88%, 03/19/08		29	29
	55	55	Republic of Turkey (Turkey), 12.00%, 12/15/08		68	68
91		91	Republic of Turkey (Turkey), 12.38%, 06/15/09	115		115
	100	100	Republic of Turkey (Turkey), 11.75%, 06/15/10		126	126
	90	90	Republic of Turkey (Turkey), 11.00%, 01/14/13		112	112
95	30	125	Republic of Turkey (Turkey), 11.88%, 01/15/30	134	42	176
	369	369	Republic of Ukraine (Ukraine), 11.00%, 03/15/07, Regulation S		405	405
100	160	260	Republic of Ukraine (Ukraine), 7.65%, 06/11/13, Regulation S	103	164	267
95	95	190	Republic of Venezuela (Venezuela), 2.13%, 12/18/07, Ser. DL, FRN	86	86	172
100	230	330	Republic of Venezuela (Venezuela), 9.25%, 09/15/27	84	193	277
100		100	Russian Federation (Russia), 10.00%, 06/26/07, Regulation S	117		117
69	70	139	Russian Federation (Russia), 8.25%, 03/31/10, Regulation S	77	79	156
5	75	80	Russian Federation (Russia), 11.00%, 07/24/18, Regulation S	7	103	110
50		50	Russian Federation (Russia), 5.00%, 03/31/30, SUB, #	49		49
257	850	1,107	Russian Federation (Russia), 5.00%, 03/31/30, Regulation S, SUB	252	835	1,087

See unaudited notes to pro forma financial statements.

6

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
100		100	State of Qatar (Qatar), 9.50%, 05/21/09, Regulations S	127		127
	10	10	U.K. Treasury Gilt (United Kingdom), 8.50%, 12/07/05		20	20
	40	40	U.K. Treasury Gilt (United Kingdom), 5.75%, 12/07/09		78	78
	20	20	U.K. Treasury Gilt (United Kingdom), 8.00%, 09/27/13		46	46
	30	30	U.K. Treasury Gilt (United Kingdom), 5.00%, 09/07/14		57	57
	100	100	Ukraine Government (Ukraine), 6.88%, 03/04/11		100	100
80		80	United Mexican States (Mexico), 9.88%, 02/01/10	102		102
35		35	United Mexican States (Mexico), 8.38%, 01/14/11	42		42
100		100	United Mexican States (Mexico), 6.38%, 01/16/13, MTN	107		107
	85	85	United Mexican States (Mexico), 8.13%, 12/30/19		99	99
	85	85	United Mexican States (Mexico), 8.00%, 09/24/22, Ser. A, MTN		96	96
	105	105	United Mexican States (Mexico), 11.50%, 05/15/26		159	159
100	10	110	United Mexican States (Mexico), 8.30%, 08/15/31, MTN	116	12	128
	165	165	Venezuela Government International Bond, 7.00%, 12/01/18		117	117
Total Foreign Government Securities (Cost $16,131)				6,488	12,114	18,602
Supranational Notes & Bonds (0.6%)
200		200	Inter-American Development Bank, 7.38%, 01/15/10	243		243
200		200	International Bank for Reconstruction & Development, 7.00%, 01/27/05, MTN	210		210
Total Supranational Notes & Bonds (Cost $403)				453		453
Corporate Notes & Bonds (38.3%)
Advertising (0.2%)
	130	130	RH Donnelley Finance Corporation I, 10.88%, 12/15/12, #		155	155
Aerospace (0.3%)
15		15	General Dynamics Corporation, 2.13%, 05/15/06	15		15
100	100	200	L-3 Communications Corporation, 7.63%, 06/15/12	111	111	222
				126	111	237
Agricultural Production/Services (0.2%)
	30	30	RJ Reynolds Tobacco Holdings, Inc., 7.88%, 05/15/09, Ser. B		32	32
30	65	95	Seminis Vegetable Seeds, Inc., 10.25%, 10/01/13, #	32	69	101
				32	101	133

See unaudited notes to pro forma financial statements.

7

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
Airlines (1.0%)
15	40	55	Delta Air Lines, Inc., 7.70%, 12/15/05	13	36	49
25	60	85	Delta Air Lines, Inc., 7.90%, 12/15/09	19	44	63
	636	636	Northwest Airlines Corporation, 8.07%, 10/01/19, Ser. 2000-1		712	712
				32	792	824
Automotive (3.6%)
15		15	DaimlerChrysler N.A. Holding Corporation, 4.05%, 06/04/08	15		15
5		5	DaimlerChrysler N.A. Holding Corporation, 7.75%, 01/18/11	6		6
30	300	330	DaimlerChrysler N.A. Holding Corporation, 6.50%, 11/15/13	32	320	352
	45	45	Dana Corporation, 9.00%, 08/15/11		54	54
30	575	605	Ford Motor Credit Co., 7.38%, 10/28/09	33	632	665
	250	250	Ford Motor Credit Co., 7.88%, 06/15/10		279	279
20		20	Ford Motor Credit Co., 7.38%, 02/01/11	22		22
40		40	Ford Motor Credit Co., 7.00%, 10/01/13	42		42
10	200	210	General Motors Acceptance Corporation, 6.88%, 09/15/11	11	216	227
30		30	General Motors Corporation, 7.20%, 01/15/11	33		33
10	240	250	General Motors Corporation, 8.25%, 07/15/23	11	269	280
20	450	470	General Motors Corporation, 8.38%, 07/15/33	23	509	532
25		25	Goodyear Tire & Rubber Co., 7.86%, 08/15/11	21		21
	35	35	HLI Operating Co., Inc., 10.50%, 06/15/10		40	40
	100	100	Tenneco Automotive, Inc., 10.25%, 07/15/13, Ser. B		117	117
	25	25	TRW Automotive, Inc., 9.38%, 02/15/13		29	29
50	100	150	TRW Automotive, Inc., 11.00%, 02/15/13	58	118	176
				307	2,583	2,890
Banking (1.5%)
5	175	180	Abbey National Capital Trust I, 8.96%, to 6/30; thereafter FRN, 12/31/49	7	237	244
20	300	320	ABN-Amro North American Holding Preferred Capital Repackage Trust I, 6.52%, to 11/12; thereafter FRN, 12/29/49, #	22	335	357
30		30	ANZ Capital Trust I, 5.36%, 12/15/53, #	31		31
250		250	Banque Centrale de Tunisie (Tunisia), 7.38%, 04/25/12	285		285

See unaudited notes to pro forma financial statements.

8

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
10		10	Barclays Bank PLC (United Kingdom), 8.55%, 12/31/49, FRN, #	13		13
10		10	Cadets Trust, 4.80%, 07/15/13, Ser. 2003-1, #	10		10
10		10	KBC Bank Fund Trust III, 9.86%, to 11/09; thereafter FRN, 11/29/49, #	13		13
	40	40	Korea Development Bank (South Korea), 7.13%, 04/22/04		40	40
	85	85	Korea Development Bank (South Korea), 7.38%, 09/17/04		87	87
5		5	National City Bank, 6.20%, 12/15/11	6		6
10		10	Popular North America, Inc., 4.25%, 04/01/08	10		10
20		20	RBS Capital Trust I, 4.71%, to 07/13; thereafter FRN, 12/31/49	20		20
5		5	RBS Capital Trust I, 6.43%, to 01/34; thereafter FRN, 12/29/49	5		5
10		10	Royal Bank of Scotland Group PLC (United Kingdom), 7.65%, to 09/31; thereafter FRN, 12/31/49	12		12
20		20	SunTrust Bank, 2.50%, 11/01/06	20		20
5		5	Swedbank (Sweden), 9.00%, to 03/10; thereafter FRN, 12/29/49, #	6		6
20		20	Washington Mutual, Inc., 4.00%, 01/15/09	20		20
25		25	Westpac Capital Trust III, 5.82%, to 09/30; thereafter FRN, 12/31/49, #	27		27
10		10	Zions Bancorp, 6.00%, 09/15/15	11		11
				518	699	1,217
Biotechnology (0.0%) ^
	45	45	Bio-Rad Laboratories, Inc., 7.50%, 08/15/13		50	50
Broadcasting/Cable (0.6%)
120		120	British Sky Broadcasting PLC (United Kingdom) (Yankee), 6.88%, 02/23/09	136		136
175		175	Echostar DBS Corporation, 10.38%, 10/01/07	192		192
50	120	170	Mediacom LLC/Mediacom Capital Corporation, 9.50%, 01/15/13	51	122	173
				379	122	501
Business Services (0.3%)
100	150	250	Iron Mountain, Inc., 8.63%, 04/01/13	109	163	272
Chemicals (1.6%)
	80	80	Equistar Chemicals LP/Equistar Funding Corporation, 10.13%, 09/01/08		86	86

See unaudited notes to pro forma financial statements.

9

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
	100	100	Equistar Chemicals LP/Equistar Funding Corporation, 10.63%, 05/01/11		109	109
	155	155	Huntsman ICI Chemicals, LLC, 10.13%, 07/01/09		158	158
60	45	105	Huntsman LLC, 11.63%, 10/15/10, #	62	47	109
15		15	ICI Wilmington, Inc., 5.63%, 12/01/13	16		16
50	140	190	IMC Global, Inc., 10.88%, 06/01/08, Ser. B	60	168	228
10		10	Lyondell Chemical Co., 9.63%, 05/01/07, Ser. A,	11		11
125	210	335	Lyondell Chemical Co., 10.88%, 05/01/09	124	210	334
25	75	100	Noveon, Inc., 11.00%, 02/28/11, Ser. B	29	86	115
25	65	90	PolyOne Corporation, 10.63%, 05/15/10	26	67	93
5		5	The Dow Chemical Co., 7.38%, 11/01/29	6		6
				334	931	1,265
Computer Software (0.1%)
100		100	Unisys Corporation, 6.88%, 03/15/10	108		108
Computers/Computer Hardware (0.1%)
5	120	125	Electronic Data Systems Corporation, 6.00%, 08/01/13, Ser. B	5	116	121
Construction (0.9%)
	45	45	Beazer Homes USA, Inc., 8.38%, 04/15/12		50	50
80		80	D.R. Horton, Inc., 9.38%, 03/15/11	91		91
100		100	KB Home, 8.63%, 12/15/08	112		112
	175	175	Pulte Homes, Inc., 6.38%, 05/15/33		173	173
100	200	300	Terex Corporation, 10.38%, 04/01/11, Ser. B	113	226	339
				316	449	765
Consumer Products (0.1%)
10		10	Altria Group, Inc., 7.00%, 11/04/13	11		11
313		313	Drypers Corporation, 10.25%, 06/15/07, Ser. B, (Default), *	3		3
20	60	80	Elizabeth Arden, Inc., 7.75%, 01/15/14, #	20	62	82
				34	62	96
Consumer Services (0.6%)
100	150	250	Corrections Corporation of America, 7.50%, 05/01/11	105	157	262
100		100	Service Corporation International, 6.00%, 12/15/05	103		103
	100	100	United Rentals North America, Inc., 6.50%, 02/15/12, #		100	100
				208	257	465

See unaudited notes to pro forma financial statements.

10

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
Diversified (0.2%)
140	15	155	Tyco International Group SA (Luxembourg) (Yankee), 6.38%, 10/15/11	151	16	167
Electronics/Electrical Equipment (0.3%)
35	85	120	Legrand SA (France), 8.50%, 02/15/25	38	92	130
	110	110	Sanmina-SCI Corporation, 10.38%, 01/15/10		128	128
				38	220	258
Entertainment/Leisure (0.4%)
	125	125	Argosy Gaming Co., 7.00%, 01/15/14, #		128	128
100		100	Caesars Entertainment Inc., 7.00%, 04/15/13	109		109
	110	110	Six Flags, Inc., 8.88%, 02/01/10		113	113
				109	241	350
Environmental Services (0.2%)
	125	125	Allied Waste North America, 10.00%, 08/01/09, Ser. B		134	134
Financial Services (4.7%)
25		25	American General Finance Corporation, 3.00%, 11/15/06, Ser. H, MTN	25		25
5		5	American General Finance Corporation, 4.50%, 11/15/07, Ser. H, MTN	5		5
25	65	90	Arch Western Finance LLC, 6.75%, 07/01/13, #	26	69	95
10	350	360	Capital One Bank, 4.88%, 05/15/08	10	367	377
10		10	CIT Group, Inc., 4.75%, 12/15/10, MTN	10		10
5		5	Credit Suisse First Boston USA, Inc., 6.50%, 01/15/12	6		6
35		35	Credit Suisse First Boston USA, Inc., 5.13%, 01/15/14	36		36
	100	100	Eircom Funding (Ireland), 8.25%, 08/15/13		111	111
	325	325	Erac USA Finance Co., 9.13%, 12/15/04, MTN, #		343	343
10		10	FleetBoston Financial Corporation, 7.25%, 09/15/05	11		11
10		10	Goldman Sachs Group, Inc., 6.60%, 01/15/12	11		11
10		10	Goldman Sachs Group, Inc., 4.75%, 07/15/13	10		10
20		20	Goldman Sachs Group, Inc., 6.35%, 02/15/34	20		20
50	150	200	H&E Equipment Services LLC/H&E Finance Corporation, 11.13%, 06/15/12	52	155	207
40		40	HBOS PLC (United Kingdom), 5.38%, to 11/13; thereafter FRN, 12/31/49, #	41		41
25	125	150	HSBC Capital Funding LP (Channel Islands), 4.61%, to 06/13; thereafter FRN, 12/31/49, #	24	120	144

See unaudited notes to pro forma financial statements.

11

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
30		30	HSBC Capital Funding LP (Channel Islands), 9.55%, to 06/10; thereafter FRN, 12/31/49, #	39		39
10	200	210	ING Capital Funding Trust III, 8.44%, to 12/10; thereafter FRN, 12/31/49	12	247	259
	150	150	IOS Capital LLC, 7.25%, 06/30/08		158	158
25		25	Morgan Stanley, 5.80%, 04/01/07	27		27
10		10	Morgan Stanley, 3.63%, 04/01/08	10		10
20		20	Morgan Stanley, 3.88%, 01/15/09	20		20
100	50	150	Nexstar Finance LLC/Nexstar Finance, Inc., 12.00%, 04/01/08	113	56	169
	90	90	Pemex Project Funding Master Trust (Mexico), 8.00%, 11/15/11, MTN, #		101	101
	70	70	Pemex Project Funding Master Trust (Mexico), 7.38%, 12/15/14		77	77
35		35	SLM Corporation, 5.63%, 04/10/07, Ser. A, MTN	38		38
	235	235	Targeted Return Index (TRAINS), 6.54%, 08/15/08, Ser. 2002-5, FRN, #		255	255
696		696	Targeted Return Index (TRAINS), 8.67%, 05/15/13, Ser. 2003-1, FRN, #	771		771
	250	250	UBS Preferred Funding Trust I, 8.62%, 12/31/49, FRN		314	314
15		15	UFJ Finance AEC (Aruba), 6.75%, 07/15/13	16		16
65		65	Yell Finance BV (The Netherlands), 10.75%, 08/01/11	76		76
				1,409	2,373	3,782
Food/Beverage Products (0.7%)
100	25	125	Del Monte Corporation, 9.25%, 05/15/11, Ser. B	111	28	139
45	105	150	Delhaize America, Inc., 8.13%, 04/15/11	52	121	173
5		5	SABMiller PLC (United Kingdom), 6.63%, 08/15/33, #	5		5
100	150	250	Swift & Co., 10.13%, 10/01/09	105	157	262
				273	306	579
Health Care/Health Care Services (1.5%)
40	90	130	Ardent Health Services, 10.00%, 08/15/13, #	44	100	144
	100	100	Fresenius Medical Care Capital Trust IV, 7.88%, 06/15/11		109	109
35	85	120	Genesis HealthCare Corporation, 8.00%, 10/15/13, #	37	91	128
15	115	130	HCA, Inc., 5.25%, 11/06/08	16	119	135

See unaudited notes to pro forma financial statements.

12

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value		Pro Forma JPMorgan Global Strategic Income Fund Value
110	165	275	HCA, Inc., 6.75%, 07/15/13	120	179		299
30		30	Mariner Health Care, Inc., 8.25%, 12/15/13, #	31			31
	700	700	Mariner Health Group, Inc., 9.50%, 04/01/06, Ser. B, (Default), *		0	^^	0 ^^
	100	100	Medex, Inc., 8.88%, 05/15/13, #		108		108
35	135	170	Tenet Healthcare Corporation, 7.38%, 02/01/13	32	125		157
	100	100	Triad Hospitals, Inc., 7.00%, 11/15/13, #		104		104
15		15	UnitedHealth Group, Inc., 3.30%, 01/30/08	15			15
				295	935		1,230
Hotels/Other Lodging (0.9%)
100	100	200	Ameristar Casinos, Inc., 10.75%, 02/15/09	114	115		229
100		100	Extended Stay America, Inc., 9.88%, 06/15/11	111			111
5		5	Harrah’s Operating Co., Inc., 5.38%, 12/15/13, #	5			5
50	100	150	Mandalay Resort Group, 10.25%, 08/01/07, Ser. B	58	117		175
90		90	MGM Mirage, Inc., 9.75%, 06/01/07	104			104
	100	100	MGM Mirage, Inc., 8.38%, 02/01/11		115		115
				392	347		739
Insurance (0.8%)
	225	225	Aegon NV (The Netherlands), 4.75%, 06/01/13		226		226
10		10	Assurant, Inc., 5.63%, 02/15/14, #	10			10
10		10	Assurant, Inc., 6.75%, 02/15/34, #	10			10
20	200	220	AXA (France), 8.60%, 12/15/30	27	260		287
15		15	Commerce Group, Inc., 5.95%, 12/09/13	16			16
10		10	Fund American Companies, Inc., 5.88%, 05/15/13	10			10
10		10	Infinity Property & Casualty Corporation, 5.50%, 02/18/14, #	10			10
20		20	Monumental Global Funding II, 3.90%, 06/15/09, #	20			20
5		5	Nationwide Financial Services, 6.25%, 11/15/11	6			6
5		5	Nationwide Financial Services, 5.90%, 07/01/12	5			5
5		5	Prudential Holdings LLC, 8.70%, 12/18/23, #	7			7
10		10	QBE Insurance Group LTD (Australia), 5.65%, to 07/13; thereafter FRN, 07/01/23, #	10			10
				131	486		617

See unaudited notes to pro forma financial statements.

13

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
Metals/Mining (0.3%)
150	50	200	Peabody Energy Corporation, 6.88%, 03/15/13, Ser. B	160	53	213
Multi-Media (2.1%)
25		25	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	31		31
5	230	235	Dex Media, Inc., 8.00%, 11/15/13, #	5	230	235
60	100	160	DirecTV Holdings LLC, 8.38%, 03/15/13	68	114	182
	150	150	Echostar DBS Corporation, 6.38%, 10/01/11, #		158	158
100		100	Emmis Communications Corporation, 8.13%, 03/15/09, Ser. B	104		104
5		5	Liberty Media Corporation, 5.70%, 05/15/13	5		5
50	100	150	Lodgenet Entertainment Corporation, 9.50%, 06/15/13	56	112	168
5		5	News America, Inc., 7.28%, 06/30/28	6		6
	150	150	Primedia, Inc., 8.88%, 05/15/11		155	155
50	200	250	Radio One, Inc., 8.88%, 07/01/11, Ser. B	55	221	276
20	300	320	Time Warner, Inc., 7.63%, 04/15/31	23	349	372
5		5	Time Warner, Inc., 7.70%, 05/01/32	6		6
				359	1,339	1,698
Office/Business Equipment (0.4%)
	100	100	Moore North America Finance, Inc., 7.88%, 01/15/11		114	114
	5	5	Xerox Corporation, 7.13%, 06/15/10		5	5
90	110	200	Xerox Corporation, 7.63%, 06/15/13	96	117	213
				96	236	332
Oil & Gas (2.4%)
5		5	Alberta Energy Co., LTD (Canada) (Yankee), 7.38%, 11/01/31	6		6
	175	175	Amerada Hess Corporation, 7.30%, 08/15/31		190	190
10		10	Anadarko Finance Co. (Canada), 6.75%, 05/01/11, Ser. B	12		12
15		15	BP Capital Markets PLC (United Kingdom), 2.75%, 12/29/06	15		15
5		5	Canadian Natural Resources LTD (Canada) (Yankee), 7.20%, 01/15/32	6		6
112	168	280	Chesapeake Energy Corporation, 6.88%, 01/15/16	116	174	290
100		100	Denbury Resources, Inc., 7.50%, 04/01/13	105		105

See unaudited notes to pro forma financial statements.

14

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
5	175	180	Devon Financing Corporation ULC, 7.88%, 09/30/31	6	215	221
15		15	Halliburton Co., 5.50%, 10/15/10, #	16		16
	60	60	Petroleos Mexicanos (Mexico) (Yankee), 9.25%, 03/30/18		72	72
100	55	155	Plains Exploration & Production Co., 8.75%, 07/01/12, Ser. B	112	61	173
	100	100	Pogo Producing Co., 8.25%, 04/15/11, Ser. B		112	112
	90	90	Swift Energy Co., 9.38%, 05/01/12		100	100
30	100	130	The Premcor Refining Group, Inc., 7.50%, 06/15/15	33	110	143
5		5	Transocean, Inc., 7.50%, 04/15/31	6		6
	175	175	Valero Energy Corporation, 7.50%, 04/15/32		206	206
10		10	Weatherford International LTD (Bermuda), 4.95%, 10/15/13	10		10
	150	150	Westport Resources Corporation, 8.25%, 11/01/11		166	166
125		125	XTO Energy, Inc., 6.25%, 04/15/13	136		136
				579	1,406	1,985
Packaging (1.0%)
60	150	210	Crown European Holdings SA (France), 9.50%, 03/01/11	68	169	237
100	200	300	Owens-Brockway Glass Container, Inc., 8.88%, 02/15/09	109	217	326
20	45	65	Silgan Holdings, Inc., 6.75%, 11/15/13, #	20	46	66
100	100	200	Stone Container Corporation, 9.75%, 02/01/11	111	112	223
				308	544	852
Paper/Forest Products (0.9%)
20	45	65	Boise Cascade Corporation, 6.50%, 11/01/10	21	47	68
10	23	33	Boise Cascade Corporation, 7.00%, 11/01/13	11	24	35
15		15	Domtar, Inc. (Canada) (Yankee), 5.38%, 12/01/13	15		15
100	125	225	Georgia-Pacific Corporation, 8.88%, 02/01/10	114	143	257
65	100	165	Georgia-Pacific Corporation, 9.50%, 12/01/11	75	116	191
5		5	International Paper Co., 5.85%, 10/30/12	5		5
50	100	150	Tembec Industries, Inc. (Canada), 8.50%, 02/01/11	49	98	147
				290	428	718
Pharmaceuticals (0.2%)
	100	100	Omnicare, Inc., 6.13%, 06/01/13		103	103

See unaudited notes to pro forma financial statements.

15

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
10		10	Schering-Plough Corporation, 5.30%, 12/01/13	10		10
15		15	Wyeth, 5.50%, 02/01/14	16		16
10		10	Wyeth, 6.45%, 02/01/24	11		11
				37	103	140
Pipelines (1.2%)
15	70	85	Aquila, Inc., 14.88%, 07/01/12	20	95	115
20		20	Duke Capital Corporation, 6.25%, 02/15/13	21		21
25	50	75	Dynegy Holdings, Inc., 10.13%, 07/15/13, #	28	56	84
130	270	400	El Paso Corporation, 7.88%, 06/15/12	118	244	362
5		5	Kinder Morgan Energy Partners LP, 7.30%, 08/15/33	6		6
100		100	Northwest Pipeline Corporation, 8.13%, 03/01/10	109		109
	100	100	Williams Companies, Inc., 8.63%, 06/01/10		109	109
	155	155	Williams Companies, Inc., 8.13%, 03/15/12		169	169
				302	673	975
Printing & Publishing (0.1%)
	100	100	Von Hoffman Press, Inc., 10.25%, 03/15/09		105	105
Real Estate Investment Trust (1.0%)
100		100	FelCor Lodging LP, 10.00%, 09/15/08	106		106
100	180	280	Host Marriott LP, 9.25%, 10/01/07, Ser. G	111	200	311
100	200	300	MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corporation, 10.50%, 06/15/09	106	211	317
100		100	Ventas Realty LP/Ventas Capital Corporation, 9.00%, 05/01/12	114		114
				437	411	848
Restaurants/Food Services (0.4%)
60		60	NE Restaurant Co., Inc., 10.75%, 07/15/08	52		52
200		200	Yum! Brands, Inc., 8.88%, 04/15/11	247		247
				299		299
Retailing (1.0%)
40	90	130	Dillard’s, Inc., 7.85%, 10/01/12	42	94	136
5		5	Federated Department Stores, Inc., 6.63%, 04/01/11	6		6
45	110	155	Ingles Markets, Inc., 8.88%, 12/01/11	47	114	161
25	185	210	JC Penney Co., Inc., 7.60%, 04/01/07	28	204	232
40		40	JC Penney Co., Inc., 8.00%, 03/01/10	45		45

See unaudited notes to pro forma financial statements.

16

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
10		10	JC Penney Co., Inc., 7.13%, 11/15/23	11		11
100		100	Rite Aid Corporation, 9.50%, 02/15/11	111		111
20		20	Safeway, Inc., 4.13%, 11/01/08	20		20
25	60	85	The Gap, Inc., 6.90%, 09/15/07	28	66	94
				338	478	816
Semi-Conductors (0.1%)
	62	62	AMI Semiconductor, Inc., 10.75%, 02/01/13		72	72
Shipping/Transportation (0.0%) ^
5		5	Union Pacific Corporation, 6.65%, 01/15/11	6		6
Steel (0.5%)
65	170	235	AK Steel Corporation, 7.88%, 02/15/09	58	150	208
70	50	120	Euramax International LTD, 8.50%, 08/15/11, #	72	52	124
	75	75	IPSCO, Inc. (Canada), 8.75%, 06/01/13		85	85
				130	287	417
Telecommunications (3.8%)
5		5	AT&T Corporation, 8.75%, 11/15/31	6		6
10		10	AT&T Wireless Services, Inc., 7.88%, 03/01/11	12		12
	175	175	AT&T Wireless Services, Inc., 8.13%, 05/01/12		210	210
15	35	50	Cincinnati Bell, Inc., 8.38%, 01/15/14	16	37	53
10		10	Citizens Communications Co., 9.25%, 05/15/11	11		11
5	255	260	Deutsche Telekom International Finance BV (The Netherlands), 8.50%, 06/15/10	6	311	317
5		5	Deutsche Telekom International Finance BV (The Netherlands), 5.25%, 07/22/13	5		5
5	100	105	Deutsche Telekom International Finance BV (The Netherlands), 8.75%, 06/15/30	6	129	135
15		15	France Telecom SA (France), 9.00%, 03/01/11	18		18
10	100	110	France Telecom SA (France), 9.75%, 03/01/31	13	132	145
40		40	Insight Midwest LP/Insight Capital, Inc., 9.75%, 10/01/09	42		42
	90	90	Insight Midwest LP/Insight Capital, Inc., 10.50%, 11/01/10		97	97
5	75	80	Koninklijke KPN NV (The Netherlands), 8.00%, 10/01/10	6	90	96
85	5	90	Nextel Communications, Inc., 9.38%, 11/15/09	92	5	97

See unaudited notes to pro forma financial statements.

17

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
	295	295	Nextel Communications, Inc., 7.38%, 08/01/15		319	319
30	70	100	Nortel Networks LTD (Canada), 6.13%, 02/15/06	31	72	103
80	15	95	Qwest Corporation, 9.13%, 03/15/12, #	91	17	108
	200	200	Rogers Wireless Communications, Inc. (Canada), 9.63%, 05/01/11		244	244
15		15	Sprint Capital Corporation, 7.63%, 01/30/11	17		17
	200	200	Sprint Capital Corporation, 6.90%, 05/01/19		213	213
15	225	240	Sprint Capital Corporation, 8.75%, 03/15/32	19	279	298
100	75	175	Syniverse Technologies, Inc., 12.75%, 02/01/09, Ser. B	112	83	195
10		10	TCI Communications, Inc., 7.88%, 02/15/26	12		12
25		25	Telecom Italia Capital SA (Luxembourg), 4.00%, 11/15/08, #	25		25
5	175	180	Verizon Global Funding Corporation, 7.38%, 09/01/12	6	206	212
15		15	Verizon New England, Inc., 4.75%, 10/01/13, Ser. C	15		15
15		15	Verizon New York, Inc., 6.88%, 04/01/12, Ser. A	17		17
				578	2,444	3,022
Transportation (0.2%)
35	135	170	CP Ships LTD (Canada), 10.38%, 07/15/12	41	159	200
Utilities (1.8%)
10		10	AEP Texas Central Co., 5.50%, 02/15/13, Ser. D	10		10
10		10	Alabama Power Co., 2.80%, 12/01/06	10		10
5		5	Arizona Public Service Co., 4.65%, 05/15/15	5		5
60	35	95	Calpine Corporation, 9.88%, 12/01/11, #	59	34	93
	100	100	Calpine Corporation, 8.75%, 07/15/13, #		92	92
50	130	180	CMS Energy Corporation, 7.75%, 08/01/10, #	52	135	187
5		5	Columbus Southern Power Co., 5.50%, 03/01/13, Ser. C	5		5
15		15	Consolidated Edison Company of New York, 5.63%, 07/01/12, Ser. 2002-A	16		16
15		15	Dominion Resources, Inc., 8.13%, 06/15/10, Ser. A	18		18
	175	175	Dominion Resources, Inc., 6.30%, 03/15/33		180	180
10		10	DTE Energy Co., 6.38%, 04/15/33	10		10
5		5	MidAmerican Energy Holdings Co., 6.75%, 12/30/31	6		6

See unaudited notes to pro forma financial statements.

18

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
5		5	National Rural Utilities Cooperative Finance Corporation, 6.50%, 03/01/07, Ser. C, MTN	6		6
15		15	National Rural Utilities Cooperative Finance Corporation, 3.88%, 02/15/08	15		15
10		10	PacifiCorp, 4.30%, 09/15/08	10		10
10		10	Pepco Holdings, Inc., 6.45%, 08/15/12	11		11
5		5	Pepco Holdings, Inc., 7.45%, 08/15/32	6		6
5		5	Progress Energy, Inc., 7.10%, 03/01/11	6		6
30	130	160	Reliant Resources, Inc., 9.50%, 07/15/13	33	141	174
10		10	Southern California Edison Co., 5.00%, 01/15/14	10		10
5		5	Southern California Edison Co., 6.00%, 01/15/34	5		5
	80	80	TECO Energy, Inc., 7.20%, 05/01/11		84	84
	110	110	TECO Energy, Inc., 7.00%, 05/01/12		114	114
	45	45	The AES Corporation, 8.75%, 06/15/08		47	47
35	275	310	TXU Energy Co., 7.00%, 03/15/13	40	314	354
20		20	Virginia Electric and Power Co., 4.50%, 12/15/10	20		20
				353	1,141	1,494
Wholesaling (0.1%)
	75	75	Aviall, Inc., 7.63%, 07/01/11		80	80
Total Corporate Notes & Bonds (Cost $30,041)				9,619	21,608	31,227
Residential Mortgage Backed Securities (3.6%)
Collateralized Mortgage Obligations (0.0%) ^
	3,825	3,825	Credit Suisse First Boston Mortgage Securities Corporation, 1.02%, 06/25/20, Ser. 1997-2X, FRN, #		63	63
	6	6	DLJ Mortgage Acceptance Corporation, 36.42%, 07/25/27, Ser. 1997-D, FRN, #		6	6
					69	69
Mortgage Backed Pass-Through Securities (3.6%)
21		21	Federal Home Loan Mortgage Corporation, 6.00%, 05/01/17, Gold Pool E89420	22		22
307		307	Federal Home Loan Mortgage Corporation, 6.00%, 04/01/32, Gold Pool C66183	321		321
47		47	Federal Home Loan Mortgage Corporation, 5.50%, 04/01/33, Gold Pool C01527	48		48
195		195	Federal National Mortgage Association, 5.50%, 11/01/32, Pool 254594	199		199
473		473	Federal National Mortgage Association, 5.00%, 05/01/33, Pool 254766	474		474

See unaudited notes to pro forma financial statements.

19

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
500		500	Federal National Mortgage Association, 5.50%, 01/01/34, Pool 357472	513		513
	1,300	1,300	Federal National Mortgage Association, 5.50%, 03/25/34, TBA		1,330	1,330
				1,577	1,330	2,907
Total Residential Mortgage Backed Securities (Cost $3,104)				1,577	1,399	2,976
Commercial Mortgage Backed Securities (6.1%)
45		45	Banc of America Commercial Mortgage, Inc., 5.06%, 03/11/41, Ser. 2003-2, Class A4	47		47
	315	315	COMM, 2.37%, 12/16/11, Ser. 2000-FL1A, Class H, FRN, #		315	315
15		15	Credit Suisse First Boston Mortgage Securities Corporation, 4.60%, 03/15/35, Ser. 2003-CPN1, Class A2	15		15
45	300	345	Credit Suisse First Boston Mortgage Securities Corporation, 6.38%, 12/16/35, Ser. 2001-CK1, Class A3, #	51	338	389
55		55	Credit Suisse First Boston Mortgage Securities Corporation, 4.90%, 12/15/36, Ser. 2003-C5, Class A4	56		56
225		225	Credit Suisse First Boston Mortgage Securities Corporation, 3.94%, 05/15/38, Ser. 2003-C3, Class A5	216		216
	876	876	First Union Commercial Mortgage Trust, 5.73%, 10/15/35, Ser. 1999-C1, Class A		920	920
	770	770	Greenwich Capital Commercial Funding Corporation, 3.86%, 07/05/12, Ser. 2003-C1, Class A3		751	751
45		45	Greenwich Capital Commercial Funding Corporation, 4.11%, 07/05/35, Ser. 2003-C1, Class A4	44		44
60		60	LB-UBS Commercial Mortgage Trust, 6.65%, 11/15/27, Ser. 2001-C2, Class A2	69		69
	300	300	Morgan Stanley Capital I, 7.93%, 12/03/05, Ser. 2000-HG, Class E, FRN, #		321	321
	1,000	1,000	Morgan Stanley Capital I, 7.70%, 10/03/30, Ser. 1997-XL1 G, #		873	873
30		30	Morgan Stanley Capital I, 4.05%, 01/13/41, Ser. 2004-HQ3, Class A2	30		30
40		40	Morgan Stanley Capital I, 4.66%, 09/13/45, Ser. 2004-T13, Class A4	40		40

See unaudited notes to pro forma financial statements.

20

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
20		20	Morgan Stanley Dean Witter Capital I, 4.92%, 03/12/35, Ser. 2003-HQ2, Class A2	21		21
	690	690	Nomura Asset Securities Corporation, 6.59%, 03/15/30, Ser. 1998-D6, Class A1B		779	779
60		60	Wachovia Bank Commercial Mortgage Trust, 3.96%, 12/15/35, Ser. 2003-C9, Class A2	60		60
Total Commercial Mortgage Backed Securities (Cost $4,829)				649	4,297	4,946
Asset Backed Securities (1.1%)
35		35	American Express Credit Account Master Trust, 1.69%, 01/15/09, Ser. 2003-4, Class A	35		35
10		10	AmeriCredit Automobile Receivables Trust, 2.75%, 10/09/07, Ser. 2003-CF, Class A3	10		10
10		10	AmeriCredit Automobile Receivables Trust, 3.48%, 05/06/10, Ser. 2003-CF, Class A4	10		10
15		15	AmeriCredit Automobile Receivables Trust, 2.84%, 08/06/10, Ser. 2003-DM, Class A4	15		15
20		20	Bank One Issuance Trust, 4.77%, 02/16/16, Ser. 2003-C3, Class C3	20		20
40		40	Capital Auto Receivables Asset Trust, 1.13%, 02/15/07, Ser. 2003-2, Class A3B, FRN	40		40
25		25	Capital Auto Receivables Asset Trust, 1.96%, 01/15/09, Ser. 2003-2, Class A4A	25		25
10		10	Capital One Auto Finance Trust, 3.18%, 09/15/10, Ser. 2003-B, Class A4	10		10
45		45	Capital One Multi-Asset Execution Trust, 3.65%, 07/15/11, Ser. 2003-A4, Class A4	46		46
15		15	Citibank Credit Card Issuance Trust, 5.65%, 06/16/08, Ser. 2001-A6, Class A6	16		16
15		15	Citibank Credit Card Issuance Trust, 5.00%, 06/10/15, Ser. 2003-C4, Class C4	15		15
20		20	Countrywide Asset-Backed Certificates, 3.61%, 04/25/30, Ser. 2003-5, Class AF3	20		20
15		15	Countrywide Asset-Backed Certificates, 5.41%, 01/25/34, Ser. 2003-5, Class MF1	16		16

See unaudited notes to pro forma financial statements.

21

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
10		10	Daimler Chrysler Auto Trust, 2.88%, 10/08/09, Ser. 2003-A, Class A4	10		10
35		35	First USA Credit Card Master Trust, 1.45%, 11/20/06, Ser. 2001- 2, Class B, FRN	35		35
75		75	Household Automotive Trust, 2.22%, 11/17/09, Ser. 2003-1, Class A4	74		74
81		81	Long Beach Mortgage Loan Trust, 1.41%, 07/25/33, Ser. 2003-3, Class A, FRN	82		82
10		10	M&I Auto Loan Trust, 2.97%, 04/20/09, Ser. 2003-1, Class A4	10		10
20		20	Morgan Stanley Auto Loan Trust, 2.17%, 04/15/11, Ser. 2003-HB1, Class A2	20		20
40		40	National City Auto Receivables Trust, 2.88%, 05/15/11, Ser. 2004-A, Class A4	40		40
10		10	Onyx Acceptance Grantor Trust, 3.20%, 03/15/10, Ser. 2003-D, Class A4	10		10
15		15	Onyx Acceptance Grantor Trust, 2.66%, 05/17/10, Ser. 2003-C, Class A4	15		15
75		75	Onyx Acceptance Grantor Trust, 2.94%, 12/15/10, Ser. 2004-A, Class A4	75		75
18		18	Option One Mortgage Loan Trust, 1.41%, 07/01/33, Ser. 2003-5, Class A2, FRN	18		18
20		20	PSE&G Transition Funding Funding LLC, 6.61%, 06/15/15, Ser. 2001-1, Class A6	23		23
11		11	Residential Asset Securities Corporation, 1.34%, 07/25/32, Ser. 2002-KS4, Class AIIB, FRN	11		11
27		27	Residential Asset Securities Corporation, 1.38%, 07/25/33, Ser. 2003-KS5, Class AIIB, FRN	27		27
65		65	SLM Student Loan Trust, 2.99%, 12/15/22, Ser. 2003-11, Class A5, #	66		66
20		20	Triad Auto Receivables Owner Trust, 3.20%, 12/13/10, Ser. 2003-B, Class A4	20		20
40		40	USAA Auto Owner Trust, 2.04%, 02/16/10, Ser. 2003-1, Class A4	40		40
25		25	Volkswagen Auto Loan Enhanced Trust, 2.94%, 03/22/10, Ser. 2003-2, Class A4	25		25
21		21	Wachovia Asset Securitization, Inc., 1.52%, 12/25/32, Ser. 2002-HE2, Class A, FRN	21		21

See unaudited notes to pro forma financial statements.

22

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount	JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount	Security Description	JPMorgan Strategic Income Fund Value	JPMorgan Global Strategic Income Fund Value	Pro Forma JPMorgan Global Strategic Income Fund Value
15		15	WFS Financial Owner Trust, 3.15%, 05/20/11, Ser. 2003-4, Class A4	15		15
Total Asset Backed Securities (Cost $912)				915		915
Private Placements (18.5%)
Co-op Apartments (13.0%)
	2,565	2,565	127-129-131 West 96th Street Note, Secured by First Mortgage and Agreement on Co-op Apartment Building In New York City, 6.85%, 12/01/18, #		2,814	2,814
	1,470	1,470	127-129-131 West 96th Street Note, Secured by Second Mortgage and Agreement on Co-op Apartment Building In New York City, 6.85%, 11/01/27, #		1,619	1,619
	976	976	14-16 East 17th St., Secured By First Mortgage and Agreement on Co-op Apartment Building in Brooklyn, New York, 7.00%, 03/01/12, #		980	980
	1,356	1,356	270 5th Ave., Secured by First Mortgage and Agreement on Co-op Apartment Building in Brooklyn, New York, 6.93%, 08/01/18, #		1,493	1,493
	538	538	3512 Oxford Ave., Secured By First Mortgage and Agreement on Co-op Apartment Building in Riverdale, New York, 8.45%, 06/01/17, #		632	632
	481	481	42 155th Street, 7.00%, 01/01/14, #		538	538
	746	746	421 West 57th St. Note, Secured by First Mortgage and Agreement on Co-op Apartment Building In New York City, 8.98%, 07/01/22, #		866	866
	428	428	482 East 9th St., Kensington Gardens Corporation, Secured By First Mortgage and Agreement on Co-op Apartment Building in New York City, 6.85%, 12/01/18, #		465	465
	539	539	Greystone Tenants, 8.50%, 06/01/17, #		597	597
	449	449	Our House Mercer, 7.49%, 04/01/23, #		525	525
					10,529	10,529
Conventional Multi-Family (5.5%)
	1,399	1,399	PC Bel Clare Estates, 6.81%, 08/01/18, #		1,562	1,562
	1,187	1,187	PC Northstar Terrace, 6.63%, 10/01/18, #		1,289	1,289

See unaudited notes to pro forma financial statements.

23

JPMorgan Strategic Income Fund / JPMorgan Global Strategic Income Fund
Proforma Combined Portfolio of Investments	February 29, 2004
(Amounts in thousands)
(Unaudited)

JPMorgan Strategic Income Fund Principal Amount		JPMorgan Global Strategic Income Fund Principal Amount	Pro Forma JPMorgan Global Strategic Income Fund Principal Amount		Security Description	JPMorgan Strategic Income Fund Value		JPMorgan Global Strategic Income Fund Value		Pro Forma JPMorgan Global Strategic Income Fund Value
		1,539	1,539		PC Shangri La MHC Co., 6.40%, 10/01/08, #			1,681		1,681
								4,532		4,532

Total Private Placements (Cost $13,674)								15,061		15,061
Warrants (0.0%) ^
Foreign Government Securities (0.0%) ^
		1	1		Republic of Venezuela (Oil Obligation) (Venezuela), expires 4/15/20, FRN *			0	^^	0	^^
Telecommunications (0.0%) ^
0	^^		0	^^	Startec Global Communications Corporation, expires 5/15/08, *	0	^^			0	^^
Total Warrants (Cost $0) ^^						0	^^	0	^^	0	^^
Money Market Fund (5.8%)
2,813		1,953	4,766		JPMorgan Prime Money Market Fund (a)	2,813		1,953		4,766
Total Money Market Fund (Cost $4,766)						2,813		1,953		4,766

Total (Cost $76,446) - 100.0%						$24,566		$57,009		$81,575

^                  Amount rounds to less than 0.1%,

^^            Amount rounds to less than one thousand.

*                 Non-income producing security.

#                 All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.

(a)          Affiliated money market.

No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon consummation of the merger, no securities would need to be sold in order for the acquiring fund to comply with its prospectus restrictions.  The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund’s business and operations.

See unaudited notes to pro forma financial statements.

24

JPMorgan Strategic Income Fund/JPMorgan Global Strategic Income Fund

Pro forma Combined Statement of Assets and Liabilities

as of February 29, 2004 (Unaudited)

(Amounts in Thousands, except per share data)

	JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund		Pro forma Adjustments		Pro forma Combined JPMorgan Global Strategic Income Fund
ASSETS:
Investments in non-affiliates, at value	$21,753	$55,056				$76,809
Investments in affiliates, at value	2,813	1,953				4,766
Total investment securities, at value	24,566	57,009		—		81,575
Cash	—	117				117
Foreign currency, at value	— ^	154				154
Receivables:
Investment securities sold	47	7,877				7,924
Fund shares sold	38	1				39
Interest and dividends	333	759				1,092
Unrealized appreciaton on forward foreign currency exchange contracts	16	82				98
Expense reimbursements	8	2				10
Total Assets	25,008	66,001		—		91,009

LIABILITIES:
Payables:
Due to custodian	806	—				806
Dividends	48	282				330
Investment securities purchased	867	9,146				10,013
Fund shares redeemed	30	9				39
Variation Margin	2	32				34
Unrealized depreciaton on forward foreign currency exchange contracts	—	18				18
Accrued liabilities:
Investment advisory fees	—	10				10
Shareholder servicing fees	1	4				5
Distribution fees	11	—	^			11
Custodian fees	35	33				68
Trustees’ fees - deferred compensation plan	1	—	^			1
Other	63	69				132
Total Liabilities	1,864	9,603		—		11,467
Total Net Assets	$23,144	$56,398		$—		$79,542

NET ASSETS:
Paid in capital	$24,505	$82,548				$107,053
Accumulated undistributed (overdistributed) net investment income	(198)	(1,269)				(1,467)
Accumulated net realized gain (loss) on investment transactions	(2,593)	(28,642)				(31,235)
Net unrealized appreciation (depreciation) of investments	1,430	3,761				5,191
Total Net Assets	$23,144	$56,398		$—		$79,542
Class A	$2,795	$427		$—		$3,222	(a)
Class B	8,688	—		—		8,688	(a)
Class C	3,913	—		—		3,913	(a)
Class M	7,748	—		—		7,748	(a)
Institutional	—	52,906		—		52,906	(a)
Select	—	3,065		—		3,065	(a)
Total Net Assets	$23,144	$56,398				$79,542
Shares of beneficial interest outstanding ($0.001 par value; unlimited number of shares authorized):
Class A	303	47		2	(b)	352
Class B	942	—		7	(b)	949
Class C	424	—		4	(b)	428
Class M	843	—		4	(b)	847
Institutional	—	5,777		—		5,777
Select	—	335		—		335
Net Asset Value:
Class A (and redemption price)	$9.21	$9.15				$9.15
Class B *	$9.22	$—				$9.15
Class C *	$9.22	$—				$9.15
Class M (and redemption price)	$9.20	$—				$9.15
Institutional (and redemption price)	$—	$9.16				$9.16
Select (and redemption price)	$—	$9.15				$9.15
Cost of investments	$23,148	$53,298				$76,446
Cost of foreign currency	$—	$155				$155
Premiums received from options written	$—	$—				$—

*      Redemption price may be reduced by contingent deferred sales charge.

(a)   Reflects total combined net assets due to the merger.

(b)   Reflects the adjustment to the number of shares outstanding due to the merger.

See unaudited notes to pro forma financial statements.

25

JPMorgan Strategic Income Fund/JPMorgan Global Strategic Income Fund

Pro forma Combining Statement of Operations

For the twelve months ended February 29, 2004 (Unaudited)

(Amounts in Thousands)

	Pre-Merger JPMorgan Strategic Income Fund	Pre-Merger JPMorgan Global Strategic Income Fund	Pro forma Adjustments		Pro forma Combining JPMorgan Global Strategic Income Fund
Investment Income
Interest income	$1,410	$6,246	$—		$7,656
Dividend income from affiliated investments *	20	212	—		232
Total Investment Income	1,430	6,458	—		7,888

Expenses
Investment advisory fees	114	492	(13	)(a)	593
Administration fees	34	164	(63	)(a)	135
Shareholder services fees	61	115	—		176
Distribution fees	136	4	—		140
Custodian fees	87	127	50	(b)	264
Printing and postage	9	2	(10	)(c)	1
Professional fees	128	124	(54	)(c)	198
Registration expenses	27	61	(10	)(c)	78
Transfer agent fees	71	59	(113	)(b)	17
Trustees’ fees	—	1	—		1
Other	8	17	—		25
Total expenses	675	1,166	(213)		1,628
Less: amounts waived	204	414	(56	)(d)	562
Less: earnings credits	—	1	—		1
Less: expense reimbursements	108	24	(132	)(d)	—
Net expenses	363	727	(25)		1,065
Net investment income (loss)	1,067	5,731	25		6,823

Realized and Unrealized Gain (Loss) on Investments
Net Realized gain (loss) on transactions from:
Investments	599	8,398	—		8,997
Futures	1	(632)	—		(631)
Foreign exchange contracts	(179)	(1,320)	—		(1,499)
Change in net unrealized appreciation/depreciation of:	—
Investments	513	(3,486)	—		(2,973)
Futures	(1)	147	—		146
Foreign currency translations	12	18	—		30
Net realized and unrealized gain on investments, futures and foreign exchange transactions, written options and swaps	945	3,125	—		4,070
Net increase (decrease) in net assets from operations	$2,012	$8,856	$25		$10,893
* Includes reimbursement of investment advisory, administration and shareholder servicing fees:	$3	$33	$—		$36

(a)   Reflects revised Investment Advisory, Adminstration, Shareholder servicing and distribution fees due to the adoption of the New Fee Structure, which will become effective independent of the merger.

(b)   Reflects revised contractual vendor agreements due to the proposed merger.

(c)   Reflects the elimination of duplicative fund level fees due to the proposed merger.

(d)   Reflects revised contractual expense reductions due to the adoption of the New Fee Structure and the proposed merger.

See unaudited notes to pro forma financial statements.

26

Unaudited Pro Forma Financial Statements

JPMorgan Strategic Income Fund/ JPMorgan Global Strategic Income Fund

Notes to Pro Forma Financial Statements (Unaudited)

1.              Basis of Combination:

The unaudited Pro Forma Combined Portfolio of Investments and Pro Forma Combined Statetement of Assets and Liabilities reflect the accounts of JPMorgan Strategic Income Fund  (“SIF”) and JPMorgan Global Strategic Income Fund (“GSIF”) as though the acquisition had been effective on February 29, 2004.  The Pro Forma Combining Statement of Operations has been prepared as though the acquisition had been in effect on March 1, 2003.

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of the SIF in exchange for the shares of GSIF as described in the plan of reorganization. If the reorganization is approved by the shareholders, the surviving fund, GSIF, will be renamed JPMorgan Global Strategic Income Fund.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of SIF and GSIF, which have been incorporated by reference in their respective Statements of Additional Information.

2.              Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.              Tax Status:

Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Funds’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of their distributable net investment income and net realized gains on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

4.              Valuation of Investments:

Purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded.  Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. Valuations may be based upon current market prices of securities, which are comparable in coupon, rating, maturity and industry.  It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.  Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Trustees.

5.              Shares of Beneficial Interest:

Under the proposed reorganization, each shareholder of SIF would receive shares of GSIF with a value equal to their holding in SIF.  Holders of SIF Class A shares, Class B shares, Class C shares and Class M shares would receive GSIF Class A shares, Class B shares, Class C shares and Class M shares, respectively.  Therefore, as a result of the proposed reorganization, current shareholders of SIF will become shareholders in GSIF Class A shares, Class B shares, Class C shares and Class M shares.

The Pro Forma net asset value per share assumes the issuance of additional shares of GSIF, which would have been issued on February 29, 2004 in connection with the proposed reorganization.  The amount of additional shares assumed to be effected was calculated based on the February 29, 2004 net assets of SIF and the net asset value per share of GSIF.

Amount in thousands, except per share data:

	GSIF Class A shares	GSIF Class B shares	GSIF Class C shares	GSIF Class M shares
Pro Forma Increase in Shares	305	949	428	847
Pro Forma Net Assets 2/29/04	$2,795	$8,688	$3,913	$7,748
Pro Forma Net Asset Value 2/29/04	$9.15	$9.15	$9.15	$9.15

6.              Pro Forma Operations:

Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The adjustments are presented for the purpose of illustrating the effect of the adoption of a new fee structure implemented in connection with the overall reorganization of the JPMorgan Funds and One Group Funds and independent of the proposed merger (the “New Fee Structure”) as if the New Fee Structure had taken effect on March 1, 2003.  The merger adjustments represent those adjustments needed to present the results of operations of the combined GSIF as if the proposed merger had taken effect on March 1, 2003.  The resulting Pro Forma Combined GSIF Statement of Operations represents the results of operations as if both the New Fee Structure and proposed merger had taken effect on March 1, 2003.

The merger adjustments are based on the contractual agreements that will be in effect at February 19, 2005 (the proposed date for the reorganization) at the combined level of average net assets as if the reorganization had been effective on March 1, 2003.

27

JPMorgan Global 50 Fund / JPMorgan Fleming International Opportunities Fund

Pro forma Combined Portfolio of Investments	April 30, 2004

(Amounts in thousands)

(Unaudited)

JPMorgan Global 50 Fund Shares	JPMorgan Fleming International Opportunities Fund Shares	Pro Forma JPMorgan International Opportunities Fund Shares	Security Description	JPMorgan Global 50 Fund Market Value		JPMorgan Fleming International Opportunities Fund Market Value		Pro Forma JPMorgan International Opportunities Fund Market Value
Common Stocks (97.9%)
Australia (0.0%) ^
	720	720	Southern Pacific Petroleum NL *			$0		$0

Bermuda (0.3%)
20		20	Tyco International LTD	$560				560

Brazil (1.1%)
	85	85	Petroleo Brasileiro SA, ADR			2,113		2,113

Finland (0.6%)
	89	89	Nokia OYJ			1,241		1,241

France (11.0%)
	19	19	Accor SA			805		805
	81	81	BNP Paribas			4,824		4,824
	23	23	Cap Gemini SA			813		813
	58	58	Peugeot SA			3,094		3,094
13	30	43	Societe Television Francaise 1	401	(1)	909	(1)	1,310	(1)
	10	10	Technip SA *			1,414	(1)	1,414	(1)
23	107	130	Thomson SA	437		2,042		2,479
	25	25	Total SA			4,679		4,679
	87	87	Veolia Environnement			2,294		2,294
				838		20,874		21,712

Germany (4.1%)
26	154	180	Bayerische Hypo-und Vereinsbank AG	442		2,647		3,089
	36	36	Schering AG			1,902	(1)	1,902	(1)
23	127	150	TUI AG	482	(1)	2,645	(1)	3,127	(1)

				924		7,194		8,118

Greece (0.2%)
	14	14	Public Power Corp.			364		364

Hong Kong (4.2%)
274	1,205	1,479	Cathay Pacific Airways LTD	492		2,163		2,655
94	420	514	Henderson Land Development Co., LTD	418		1,868		2,286
164	1,065	1,229	The Wharf Holdings LTD	446		2,904		3,350
				1,356		6,935		8,291

See unaudited notes to pro forma financial statements.

28

JPMorgan Global 50 Fund Shares	JPMorgan Fleming International Opportunities Fund Shares	Pro Forma JPMorgan International Opportunities Fund Shares	Security Description	JPMorgan Global 50 Fund Market Value	JPMorgan Fleming International Opportunities Fund Market Value		Pro Forma JPMorgan International Opportunities Fund Market Value
India (2.6%)
6	17	23	Infosys Technologies LTD, ADR	492	1,345		1,837
19	110	129	Reliance Industries LTD, GDR, #	488	2,840		3,328
				980	4,185		5,165

Indonesia (0.5%)
27	26	53	Telekomunikasi Indonesia TBK PT, ADR	490	464		954

Ireland (0.6%)
	84	84	Allied Irish Banks PLC		1,212		1,212

Italy (0.6%)
	60	60	ENI-Ente Nazionale Idrocarburi SPA		1,220		1,220

Japan (18.6%)
6	23	29	Aiful Corp.	553	2,316		2,869
52	163	215	Asahi Breweries LTD	575	1,816		2,391

	25	25	Canon, Inc.		1,296		1,296
61	482	543	Daiwa Securities Group, Inc.	450	3,555		4,005
	42	42	Fujisawa Pharmaceutical Co., LTD		979		979
91	566	657	Fujitsu LTD	620	3,858		4,478
	21	21	Ito-Yokado Co., LTD		860		860
	758	758	Kubota Corp.		3,248		3,248
	31	31	Kyocera Corp.		2,527		2,527
	162	162	Mitsui Chemicals, Inc.		846		846
5	19	24	Nintendo Co., LTD	485	1,780	(1)	2,265	(1)
0^^	1	1	Nippon Telegraph & Telephone Corp.	474	2,870		3,344
	50	50	Ricoh Co., LTD		983		983
4	8	12	Rohm Co., LTD	502	956		1,458
12	74	86	Sony Corp.	451	2,825		3,276
	68	68	Suzuki Motor Corp.		1,067		1,067
	199	199	Toshiba Corp.		897		897
				4,110	32,679		36,789
Puerto Rico (0.3%)
15		15	Doral Financial Corp.	496			496

Russia (1.1%)
9	38	47	YUKOS, ADR	396	1,709		2,105

Singapore (1.9%)
	105	105	City Developments LTD		371		371
	192	192	DBS Group Holdings LTD		1,604		1,604
	1,358	1,358	Singapore Telecommunications LTD		1,857		1,857
					3,832		3,832
South Korea (3.4%)
14	88	102	POSCO, ADR	430	2,696		3,126
1	5	6	Samsung Electronics Co., LTD	590	2,315		2,905
	6	6	Samsung SDI Co., LTD		798		798
				1,020	5,809		6,829

See unaudited notes to pro forma financial statements.

29

JPMorgan Global 50 Fund Shares	JPMorgan Fleming International Opportunities Fund Shares	Pro Forma JPMorgan International Opportunities Fund Shares	Security Description	JPMorgan Global 50 Fund Market Value		JPMorgan Fleming International Opportunities Fund Market Value		Pro Forma JPMorgan International Opportunities Fund Market Value
Spain (1.6%)
	22	22	Acerinox SA			1,130		1,130
20	78	98	Iberdrola SA	400		1,541		1,941
				400		2,671		3,071

Sweden (3.1%)
	62	62	Atlas Copco AB, Class A			2,166	(1)	2,166(l	)

15	99	114	SKF AB, Ser. B	498		3,383	(1)	3,881(l	)
				498		5,549		6,047
Switzerland (10.3%)
9	52	61	Adecco SA	401		2,278	(1)	2,679(l	)
	11	11	Ciba Specialty Chemicals AG			754		754
24	128	152	Compagnie Financiere Richemont AG, Class A	602		3,261		3,863
	20	20	Lonza Group AG			977	(1)	977	(1)
	32	32	Roche Holding AG			3,324	(1)	3,324	(1)
	2	2	Synthes-Stratec, Inc.			1,687		1,687
	27	27	UBS AG			1,897	(1)	1,897	(1)
4	30	34	Zurich Financial Services AG	557		4,656		5,213
				1,560		18,834		20,394
Taiwan (1.7%)
	50	50	Hon Hai Precision Industry Co., GDR			464		464

97	474	571	United Microelectronics Corp., ADR *	502		2,464		2,966
				502		2,928		3,430

Thailand (0.4%)
	289	289	Advanced Info Service PCL			704		704

The Netherlands (4.8%)
31	213	244	Aegon NV	407	(1)	2,750	(1)	3,157	(1)
	23	23	Akzo Nobel NV			847	(1)	847	(1)
	53	53	ING Groep NV			1,134		1,134
58	430	488	Koninklijke KPN NV	414	(1)	3,080	(1)	3,494	(1)
	34	34	Koninklijke Philips Electronics NV			920		920
				821		8,731		9,552

United Kingdom (21.9%)
	74	74	AstraZeneca PLC			3,457		3,457
	82	82	Barclays PLC			739		739
	136	136	BBA Group PLC			611		611
	46	46	British American Tobacco PLC			691		691
	242	242	Centrica PLC			936		936
33	262	295	Diageo PLC	437		3,499		3,936
	312	312	Dixons Group PLC			855		855
	117	117	Hays PLC			244		244
	332	332	HSBC Holdings PLC			4,735		4,735
	47	47	Imperial Tobacco Group PLC			1,042		1,042
18	63	81	Man Group PLC	523		1,878		2,401
48	290	338	Prudential PLC	378		2,266		2,644
	56	56	Reckitt Benckiser PLC			1,462		1,462
16	235	251	Royal Bank of Scotland Group PLC	469		7,028		7,497

	139	139	Scottish Power PLC			942		942
	650	650	Tesco PLC			2,857	(1)	2,857	(1)
	98	98	Unilever PLC			918		918
215	2,713	2,928	Vodafone Group PLC	520		6,563		7,083
	42	42	WPP Group PLC			415		415
				2,327		41,138		43,465

See unaudited notes to pro forma financial statements.

30

JPMorgan Global 50 Fund Shares	JPMorgan Fleming International Opportunities Fund Shares	Pro Forma JPMorgan International Opportunities Fund Shares	Security Description	JPMorgan Global 50 Fund Market Value	JPMorgan Fleming International Opportunities Fund Market Value	Pro Forma JPMorgan International Opportunities Fund Market Value
United States (3.0%)
14		14	Alcoa, Inc.	444		444
6		6	AMBAC Financial Group, Inc.	424		424
7		7	Anadarko Petroleum Corp.	395		395
21		21	Cisco Systems, Inc. *	427		427
9		9	Citigroup, Inc.	446		446
7		7	ConocoPhillips	487		487
6		6	Eli Lilly & Co.	463		463
12		12	Home Depot, Inc.	439		439
17		17	Juniper Networks, Inc. *	372		372
12		12	Pfizer, Inc.	446		446
13		13	United States Steel Corp.	372		372
5		5	United Technologies Corp.	414		414
13		13	Viacom, Inc., Class B	490		490
8		8	Wyeth	319		319
				5,938		5,938
Total Common Stocks (Cost $161,765)				23,216	170,386	193,602

Preferred Stock (1.4%)
Australia (1.4%)
	331	331	News Corp., LTD		2,791	2,791
Total Preferred Stock (Cost $1,574)					2,791	2,791

U.S. Treasury Security (0.1%)
United States (0.1%)

Principal
Amount
$40		40	U.S. Treasury Bills, 0.90, 7/29/04	40		40
Total U.S. Treasury Security (Cost $40)				40		40

Money Market Fund (0.6%)
United States (0.6%)

Shares
451	800	1,251	JPMorgan Prime Money Market Fund (a)	451	800	1,251

Total Money Market Fund (Cost $1,251)				451	800	1,251

Total Cost ($164,630) - 100.0%				$23,707	$173,977	$197,684

Short-Term Securities Held as Collateral for Securities Lending
1,670	19,228	20,898	Pool of various securities for Equity Funds (Securities Lending)	$1,670	$19,228	$20,898

* – Non-income producing security.
# – All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
(a) – Affiliated money market fund.
(l) – Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.
^ – Amount rounds to less than 0.1%.
^^ – Amount rounds to less than one thousand.

No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon consummation of the merger, no securities would need to be sold in order for the acquiring fund to comply with its prospectus restrictions.  The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund’s business and operations.

See unaudited notes to pro forma financial statements.

31

JPMorgan Global 50 Fund/JPMorgan Fleming International Opportunities Fund
Pro forma Combined Statement of Assets and Liabilities
as of April 30, 2004 (Unaudited)
(Amounts in Thousands, except per share data)

	JPMorgan Global 50 Fund		JPMorgan Fleming International Opportunities Fund	Pro forma Adjustments		Pro forma Combined JPMorgan International Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$23,256		$173,177			$196,433
Investments in affiliates, at value	451		800			1,251
Total investment securities, at value	23,707		173,977	—		197,684
Investments held as collateral for securities lending program	1,670		19,228			20,898.00
Cash	65		691			756
Foreign currency, at value	48		325			373
Receivables:
Investment securities sold	74		2,076			2,150
Fund shares sold	10		317			327
Interest and dividends	58		757			815
Foreign tax reclaims	29		639			668
Unrealized appreciaton on forward foreign currency exchange contracts	272		962			1,234
Securities lending (net)	—		7			7
Total Assets	25,933		198,979	—		224,912

LIABILITIES:
Payables:
Investment securities purchased	74		2,082			2,156
Collateral for securities lending program	1,670		19,228			20,898
Fund shares redeemed	229		416			645
Variation margin	10		—			10
Unrealized depreciaton on forward foreign currency exchange contracts	240		1,534			1,774
Accrued liabilities:
Investment advisory fees	10		91			101
Administration fees	—		15			15
Shareholder servicing fees	1		12			13
Distribution fees	—	^	4			4
Custodian fees	40		96			136
Trustees’ fees - deferred compensation plan	—	^	4			4
Other	65		86			151
Total Liabilities	2,339		23,568	—		25,907
Total Net Assets	$23,594		$175,411	$—		$199,005

NET ASSETS:
Paid in capital	$57,707		$278,034			$335,741
Accumulated undistributed (overdistributed) net investment income	175		(706)			(531)
Accumulated net realized gain (loss) on investments, futures and foreign exchange transactions	(35,890)		(132,902)			(168,792)
Net unrealized appreciation (depreciation) of investments, futures and foreign exchange translations	1,602		30,985			32,587
Total Net Assets	$23,594		$175,411	$—		$199,005
Class A	$75		$12,026			$12,101	(a)
Class B	—		1,393			1,393	(a)
Institutional	—		127,971			127,971	(a)
Select	23,519		34,021			57,540	(a)
Total Net Assets	$23,594		$175,411	$—		$199,005
Shares of beneficial interest outstanding ($0.001 par value; unlimited number of shares authorized):
Class A	6		1,228	2	(b)	1,236
Class B	—		143	—		143
Institutional	—		12,891	—		12,891
Select	1,905		3,439	474	(b)	5,818
Net Asset Value:
Class A (and redemption price)	$12.29		$9.79			$9.79
Class B *	$—		$9.72			$9.72
Institutional (and redemption price)	$—		$9.93			$9.93
Select (and redemption price)	$12.35		$9.89			$9.89
Cost of investments	$22,131		$142,499			$164,630
Cost of foreign currency	$48		$325			$373
Investments in securities on loan, at value	$1,574		$18,199			$19,773

*         Redemption price may be reduced by contingent deferred sales charge.

(a)       Reflects total combined net assets due to the merger.

(b)      Reflects the adjustment to the number of shares outstanding due to the merger.

^         Amount rounds to less than one thousand.

See unaudited notes to pro forma financial statements.

32

JPMorgan Global 50 Fund/JPMorgan Fleming International Opportunities Fund
Pro forma Combining Statement of Operations
For the twelve months ended April 30, 2004 (Unaudited)
(Amounts in Thousands)

	JPMorgan Global 50 Fund		JPMorgan Fleming International Opportunities Fund	Pro forma Adjustments		Pro forma Combining JPMorgan International Opportunities Fund
Investment Income
Interest income	$44		$117	$—		$161
Dividend income	523		4,574	—		5,097
Dividend income from affiliated investments *	8		20	—		28
Securities lending (net)	2		27	—		29
Foreign taxes withheld	(53)		(1,351)	—		(1,404)
Total Investment Income	524		3,387	—		3,911

Expenses
Investment advisory fees	346		1,110	(181	)(a)	1,275
Administration fees	41		278	(101	)(a)	218
Shareholder services fees	69		251	—		320
Distribution fees	—	^	38	—		38
Custodian fees	109		269	(31	)(b)	347
Organization expense	—		—	—		—
Interest expense	—	^	— ^	—		— ^
Printing and postage	20		19	(10	)(c)	29
Professional fees	64		88	(43	)(c)	109
Registration expenses	36		46	(10	)(c)	72
Transfer agent fees	85		173	(177	)(b)	81
Trustees’ fees	—	^	2	—		2
Other	9		14	—		23
Total expenses	779		2,288	(553)		2,514
Less: amounts waived	336		354	(389	)(d)	301
Less: earnings credits	—		—	—		—
Less: expense reimbursements	28		13	—		41
Net expenses	415		1,921	(164)		2,172
Net investment income (loss)	109		1,466	164		1,739

Realized and Unrealized Gain (Loss) on Investments
Net Realized gain (loss) on transactions from:
Investments	6,219		26,195	—		32,414
Futures	118		253	—		371
Foreign exchange contracts	(359)		1,879	—		1,520
Change in net unrealized appreciation/depreciation of:
Investments	1,442		29,944	—		31,386
Futures	(10)		—	—		(10)
Foreign currency translations	166		(709)	—		(543)
Net realized and unrealized gain on investments, futures and foreign exchange transactions	7,576		57,562	—		65,138
Net increase (decrease) in net assets from operations	$7,685		$59,028	$164		$66,877
* Includes reimbursement of investment advisory, administration and shareholder servicing fees:	$1		$3	$—		$4

(a)       Reflects revised Investment Advisory, Adminstration, Shareholder servicing and distribution fees due to the adoption of the New Fee Structure, which will become effective independent of the merger.

(b)      Reflects revised contractual vendor agreements due to the proposed merger.

(c)       Reflects the elimination of duplicative fund level fees due to the proposed merger.

(d)      Reflect revised contractual expense reductions due to the adoption of the New Fee Structure and the proposed merger.

 ^        Amount rounds to less than one thousand.

33

JPMorgan Global 50 Fund/JPMorgan Fleming International Opportunities Fund

Notes to Pro Forma Financial Statements (Unaudited)

1.              Basis of Combination:

The unaudited Pro Forma Combined Portfolio of Investments and Pro Forma Combined Statetement of Assets and Liabilities reflect the accounts of JPMorgan Global 50 Fund (“GFF”) and JPMorgan Fleming International Opportunities Fund (“FIOF”) as though the acquisition had been effective on April 30, 2004.  The Pro Forma Combining Statement of Operations has been prepared as though the acquisition had been in effect on May 1, 2003.

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of the GFF in exchange for the shares of FIOF as described in the plan of reorganization. If the reorganization is approved by the shareholders, the surviving fund, FIOF, will be renamed JPMorgan International Opportunities Fund.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of GFF and FIOF, which have been incorporated by reference in their respective Statements of Additional Information.

2.              Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.              Tax Status:

Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Funds’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of their distributable net investment income and net realized gains on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

4.              Valuation of Investments:

Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations.  Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Fund will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services.. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value.  When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

5.              Shares of Beneficial Interest:

Under the proposed reorganization, each shareholder of GFF would receive shares of FIOF with a value equal to their holding in GFF.  Holders of GFF Class A shares and Select shares would receive FIOF Class A shares and Select shares, respectively.  Therefore, as a result of the proposed reorganization, current shareholders of GFF will become shareholders in FIOF Class A shares and Select shares.

The Pro Forma net asset value per share assumes the issuance of additional shares of FIOF, which would have been issued on April 30, 2004 in connection with the proposed reorganization.  The amount of additional shares assumed to be effected was calculated based on the April 30, 2004 net assets of GFF and the net asset value per share of FIOF.

Amount in thousands, except per share data:

	FIOF Class A shares	FIOF Select shares
Pro Forma Increase in Shares	8	2,379
Pro Forma Net Assets 4/30/04	$75	$23,519
Pro Forma Net Asset Value 4/30/04	$9.79	$9.89

6.              Pro Forma Operations:

Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The adjustments are presented for the purpose of illustrating the effect of the adoption of a new fee structure implemented in connection with the overall reorganization of the JPMorgan Funds and One Group Funds and independent of the proposed merger (the “New Fee Structure”) as if the New Fee Structure had taken effect on May 1, 2003.  The merger adjustments represent those adjustments needed to present the results of operations of the combined FIOF as if the proposed merger had taken effect on May 1, 2003.  The resulting Pro Forma Combined FIOF Statement of Operations represents the pro forma results of operations as if both the New Fee Structure and proposed merger had taken effect on May 1, 2003.

The merger adjustments are based on the contractual agreements that will be in effect at February 19, 2005 (the proposed date for the reorganization) at the combined level of average net assets as if the reorganization had been effective on May 1, 2003.

34

FORM OF PROXY

J.P. Morgan Mutual Fund Group

JPMorgan Strategic Income Fund

J.P. Morgan Series Trust

JPMorgan Global 50 Fund

(collectively, the “JPMorgan Funds”)

THIS PROXY IS SOLICITED BY THE BOARDS OF TRUSTEES OF THE J.P. MORGAN MUTUAL FUND GROUP AND THE J.P. MORGAN SERIES TRUST FOR THE SPECIAL MEETINGS OF THE SHAREHOLDERS TO BE HELD ON JANUARY 20, 2005.

The undersigned hereby appoints Robert L. Young, Patricia A. Maleski, Scott E. Richter and Andrew P. LeChard, and each of them, attorneys-in-fact and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Funds listed above, which the undersigned is entitled to vote at the Special Meeting of JPMorgan Funds shareholders to be held at 522 Fifth Avenue, New York, New York 10036 on January 20, 2005, at 9:00 a.m., and at any adjournments thereof.  The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and hereby instructs said attorneys-in-fact and proxies to vote said shares as indicated hereon.  If no direction is made, this proxy will be voted for Proposal 1.  In their discretion, the attorneys-in-fact and proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders in person or by substitute (or, if only one shall be so present, then that one) and shall have and may exercise all of the power and authority of said proxies hereunder.  The undersigned hereby revokes any proxy previously given.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name appears on this proxy.  Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.  The undersigned authorizes the proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof in the discretion of the proxies.

IF YOUR ADDRESS HAS CHANGED,	DO YOU HAVE ANY COMMENTS?
PROVIDE YOUR NEW ADDRESS.

CONTROL NUMBER:

RECORD DATE SHARES:

Shareholder sign here	Co-Owner sign here

Print Name and Title (if applicable)	Print Name and Title (if applicable)

Date

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN

THE ENCLOSED ENVELOPE

☒            PLEASE MARK VOTES AS IN THIS EXAMPLE

Proposal 1 (All Funds)

To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and the assumption of all of the liabilities of your JPMorgan Fund in exchange for shares of the corresponding Acquiring Fund and the subsequent liquidation of your JPMorgan Fund:

a.	JPMorgan Strategic Income Fund (corresponding Acquiring Fund: JPMorgan Global Strategic Income Fund)	For ☐	Against ☐	Abstain ☐

b.	JPMorgan Global 50 Fund (corresponding Acquiring Fund: JPMorgan Fleming International Opportunities Fund)	For ☐	Against ☐	Abstain ☐

OR, VOTE BY TELEPHONE

It’s fast, convenient, and immediate!

Call Toll-Free on a Touch-Tone Phone

FOLLOW THESE FOUR EASY STEPS:

1.             READ THE ACCOMPANYING COMBINED PROXY STATEMENT/PROSPECTUS.

2.             CALL THE TOLL-FREE NUMBER.

800-762-8415

THERE IS NO CHARGE FOR THIS CALL.

3.             ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4.             FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!

Call 800-762-8415 anytime!

OR, VOTE BY INTERNET

It’s fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

1.             READ THE ACCOMPANYING COMBINED PROXY STATEMENT/PROSPECTUS.

2.             GO TO THE WEBSITE.

http://www.proxyweb.com

3.             ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4.             FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!

Go to http://www.proxyweb.com anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

DETACH CARD